UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D. C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-3651
                                   ---------------------------------------------

                           Touchstone Strategic Trust
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                303 Broadway, Suite 1100, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

       Jill T. McGruder, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (513) 878-4066
                                                    ----------------------------

Date of fiscal year end:  3/31/08
                          ------------------

Date of reporting period: 3/31/08
                          ------------------

      Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

      A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------
                                                                  March 31, 2008


Annual Report
--------------------------------------------------------------------------------

TOUCHSTONE STRATEGIC TRUST

Touchstone Diversified Small Cap Growth Fund

Touchstone Growth Opportunities Fund

Touchstone Large Cap Core Equity Fund

Touchstone Large Cap Growth Fund

Touchstone Large Cap Value Fund

Touchstone Micro Cap Growth Fund

Touchstone Mid Cap Growth Fund

--------------------------------------------------------------------------------
[LOGO] Touchstone(R)
       Investments

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------

                                                                            Page
--------------------------------------------------------------------------------
Letter from the President                                                      3
--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)                     4-19
--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)              20-21
--------------------------------------------------------------------------------
Statements of Assets and Liabilities                                       22-25
--------------------------------------------------------------------------------
Statements of Operations                                                   26-27
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                        28-31
--------------------------------------------------------------------------------
Financial Highlights                                                       32-43
--------------------------------------------------------------------------------
Notes to Financial Statements                                              44-58
--------------------------------------------------------------------------------
Portfolios of Investments:
--------------------------------------------------------------------------------
       Diversified Small Cap Growth Fund                                   59-60
--------------------------------------------------------------------------------
       Growth Opportunities Fund                                              61
--------------------------------------------------------------------------------
       Large Cap Core Equity Fund                                             62
--------------------------------------------------------------------------------
       Large Cap Growth Fund                                                  63
--------------------------------------------------------------------------------
       Large Cap Value Fund                                                   64
--------------------------------------------------------------------------------
       Micro Cap Growth Fund                                               65-66
--------------------------------------------------------------------------------
       Mid Cap Growth Fund                                                 67-68
--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm                       69
--------------------------------------------------------------------------------
Other Items (Unaudited)                                                    70-78
--------------------------------------------------------------------------------
Management of the Trust (Unaudited)                                        79-82
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Letter from the President
--------------------------------------------------------------------------------

Dear Fellow Shareholder,

We are pleased to provide you with the Touchstone Strategic Trust Annual Report. Inside you will find key financial information and manager commentaries for the twelve months ended March 31, 2008.

During the 12 month period, investors continued to contend with the weakening housing market, subprime mortgage problems that roiled financial services companies worldwide, higher oil prices, the weakening dollar, and the continuing potential for slower economic growth. Overall market returns were impacted by these circumstances.

Robust merger and acquisition activity propelled equity markets in the second quarter of 2007; however, it was followed by a traumatized second half as the subprime mortgage crisis grew into a global credit crunch. This crunch had a negative effect on global equity markets, especially the U.S. market, as many financial institutions sharply curtailed their lending activities. As a result, the Federal Reserve cut short-term interest rates six times from September, 2007 through March, 2008 by a total of 300 basis points in its effort to keep the economy from sagging into a recession. These Fed actions were intended to inject liquidity and confidence into the financial markets, but their efforts remain to be seen. The debate today is whether the period of economic weakness will be short or protracted.

Throughout the 12 month period, U.S. equity markets were extremely volatile. Most growth indexes outperformed value indexes by nearly 10% after seven years of underperformance. Large cap stocks outperformed small cap stocks, as the market's appetite for risk faded and shifted to a more conservative posture due to the subprime situation. The top performing sector was Energy. The bottom performing sector was Financial Services.

It is important to focus on the long-term composition of your investment portfolio. We continue to believe that diversification is essential to balancing risk and return. We recommend that you continue to focus on a sound asset allocation strategy, investing in a broad mix of stock, bond, and money market funds.

We greatly appreciate your continued support. Thank you for including Touchstone as part of your investment plan.

Sincerely,

/s/ Jill T. McGruder

Jill T. McGruder
President
Touchstone Strategic Trust

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Unaudited)
--------------------------------------------------------------------------------

TOUCHSTONE DIVERSIFIED SMALL CAP GROWTH FUND

SUB-ADVISED BY FORT WASHINGTON INVESTMENT ADVISORS

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Diversified Small Cap Growth Fund was -7.28% for the year ended March 31, 2008. The total return of the Russell 2000(R) Growth Index was -8.94% for the same period.

Overall, it was a difficult and volatile year. During the first two fiscal quarters (through September of 2007), equity markets were generally strong. The Diversified Small Cap Growth Fund was performing well until mid-July. However, extreme volatility started to unfold during July and August as the domestic credit problems began to manifest in earnest and the Fund corrected during that period. Still, the markets shrugged off the problems and by late October/early November, Fund performance remained positive. Subsequent to early November, the markets began to discount the further deterioration in the credit and housing markets. Consequently, equities in general and the Fund specifically began to lose ground all the way through the end of March of 2008, with three or four brief interim rallies. From peak to trough, most major indices fell by what most consider to be the demarcation of a bear market. In fact, the Russell 2000(R) Growth Index dropped nearly 25 percent from its highs in October to its lows in March.

PORTFOLIO REVIEW

The Touchstone Diversified Small Cap Growth Fund returns were driven primarily by Health Care and to a lesser extent, Energy. The Fund was hurt during the year by Financial Services, Consumer Discretionary, Technology, and Materials & Processing sectors.

Within the Health Care sector, impending drug commercialization at BioMarin and Alexion, strong fundamentals at Intuitive Surgical and several takeovers, including Pharmion, Ventana Medical and Kyphon helped drive returns. Strength in Energy and Energy-related names like WH Energy Service, Cabot Oil & Gas and Bucyrus International, as well as strong growth stories of Consumer Discretionary stock Chipotle Mexican Grill and Financial Services stock Morningstar, added solidly to the outperformance as well. In addition, another takeover, Consumer Discretionary company 24/7 Real Media, contributed to performance early in the year.

Stocks which negatively impacted the Fund during the year included Consumer Discretionary stocks NutriSystem, DSW, McCormick & Schmick's Seafood Restaurant, Health Care stocks EV3, Spectranetics, and Trans1, Financial Services stocks Boston Private Financial and East West Bancorp, Technology stock RF Micro, and Producer Durables stocks Ultra Clean and Comsys IT Partners.

Lastly, the quantitative component of the Fund's stock selection process, which helps to synthesize the key factors that we believe are important in driving stock returns, turned in a strong year as the most attractive quintile stocks outperformed the least attractive stocks.

CURRENT STRATEGY AND OUTLOOK

The Fund's largest sector overweight has been and continues to be Health Care. We continue to see the greatest number of opportunities in that sector for its sustained, high growth relative to most other sectors with less sensitivity to the broader economy. We have lowered the Fund's overweight in the Technology sector, as we are concerned about consumer spending, and in Technology in general. The Fund's largest underweight continues to be Financial Services, as we have concerns that the ongoing credit and consumer problems may weigh negatively on the group.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
               IN THE DIVERSIFIED SMALL CAP GROWTH FUND - CLASS A*
                        AND THE RUSSELL 2000 GROWTH INDEX

                              [LINE CHART OMITTED]

Diversified Small Cap Growth Fund - A                  Russell 2000 Growth Index

       DATE                                               DATE
       ----                                               ----
     9/6/2006           9,425                           9/6/2006          10,000
    9/30/2006           9,510                          9/30/2006           9,962
   12/31/2006          10,368                         12/31/2006          10,836
    3/31/2007          10,971                          3/31/2007          11,104
    6/30/2007          12,008                          6/30/2007          11,847
    9/30/2007          12,309                          9/30/2007          11,850
   12/31/2007          12,113                         12/31/2007          11,601
    3/31/2008          10,172                          3/31/2008          10,111

--------------------------------------
  DIVERSIFIED SMALL CAP GROWTH FUND
   AVERAGE ANNUAL TOTAL RETURNS**

             1 Year   Since Inception*
CLASS A     (12.61%)      1.10%
CLASS C*     (7.96%)      4.22%
CLASS Y      (7.09%)      5.25%
--------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class Y shares commenced on September 6, 2006. The initial public offering of Class C shares commenced on August 1, 2007. The returns for Class C shares include performance of the Fund that was achieved prior to the creation of Class C shares (August 1, 2007), which is the same as the performance for Class A shares through August 1, 2007. The returns have been restated for sales charges and for fees applicable to Class C shares.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE GROWTH OPPORTUNITIES FUND

SUB-ADVISED BY WESTFIELD CAPITAL MANAGEMENT, LLC

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Growth Opportunities Fund was 4.48% for the twelve month period ending March 31, 2008. The total return of the Russell 3000(R) Growth Index was -1.45%.

WESTFIELD CAPITAL MANAGEMENT, LLC

PORTFOLIO REVIEW

Over the twelve month period ending March 31, 2008, the Fund achieved relative gains across multiple economic sectors, and benefitted notably from positive stock selection within Materials & Processing, Health Care, Consumer Discretionary, and Other Energy.

The Materials & Processing sector was the top absolute and relative contributor to the Fund's performance. Monsanto, a global provider of agricultural products, established a credible objective to double gross profits by 2012 and continued to deliver strong operating performance and solid revenue growth. While attractive demand trends in the domestic corn market are driving current profits at Monsanto, a rich pipeline of new traits will likely supply incremental growth in the coming months and years. Goldcorp, which was added in September, 2007, traded higher in the past six months. The company continued to post strong returns due to above average growth in gold production and lower costs than their competitors. The Fund remains overweight in the sector with holdings in four separate industries.

Health Care outperformed the index, driven by stock selection within Drugs & Pharmaceuticals and Biotechnology. Elan Corp, a long standing holding, had a positive impact on performance results. The company develops products to fight auto-immune and neurological diseases. Lead drug Tysabri, currently used for the treatment of Multiple Sclerosis, received approval for use in the treatment of Crohn's Disease. Another positive contributor, Biogen Idec, posted better than 25 percent revenue growth in the fourth quarter 2008, helped by robust sales of their products for the treatment of Multiple Sclerosis and Cancer. Lastly, Celgene continued to post strong quarterly results and closed the $2.9 billion acquisition of Pharmion, which currently markets Celgene's Thalomid in Europe. We expect the combination to accelerate the roll-out of Revlimid on a country-by-country basis in Europe.

Consumer Discretionary also contributed positively to performance. The Fund has been underweight in the sector for some time, and its limited exposure to the group enhanced relative results. The primary source of outperformance, however, was positive stock selection in the group. The Fund had limited exposure to the discretionary purchase decisions of the average U.S. consumer and is focused, rather, on opportunities not highly correlated to the pace of domestic economic activity. Investors applauded the decision by Verisign to divest certain units of the company that, while dilutive to revenues and earnings, improved the margin and growth profile of the company. The stock was sold in early December after reaching our price target. Hilton Hotels agreed to an all cash buyout offer from The Blackstone Group early in July that represented a 30 percent premium to the prior closing price. This acquisition had a positive impact on the Fund's relative returns as most companies in the lodging industry suffered from declining business and personal travel trends.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

The Other Energy sector added to relative returns through a combination of a continued overweight of the sector and positive stock selection. The Fund's exposure to the Oil Well Equipment & Services industry proved to be a key driver of relative performance. Weatherford, an oilfield services company that was added to the Fund in early 2007, continued to demonstrate robust growth driven by Eastern Hemisphere and Latin American operations. National Oilwell Varco, a manufacturer of drilling rigs and rig components, was able to absorb the softness in North American drilling activity early in the year given robust international orders.

Technology detracted from relative results. An ongoing options investigation at Maxim has prevented the manufacturer of linear and mixed-signal integrated circuits from the timely filing of financial statements and prevented the repurchase by management of company shares. Delisting and removal from certain indices weighed on the stock during the year. Interaction with the CEO inspired our confidence in the management decentralization and strategic initiatives that should lead to accelerating revenue growth and expanding margins. Also hurting results was Marvell, the communications integrated circuit manufacturer, as concerns about design wins for Apple's iPhone and yield issues associated with delayed transition to a new wafer fabricator hurt both investor psychology and the fundamental outlook. While the fab transition has been delayed, it is temporary and we remain compelled by the broad iPhone opportunity despite some uncertainty about the 3G version of the phone due out later this year.

CURRENT STRATEGY AND OUTLOOK

Investor fear has finally been evidenced in the U.S. equity markets with high profile corporate failures and economic deterioration providing plenty to worry about. Corporate earnings, however, have grown 65 percent over the past five years, while P/E multiples have compressed, leaving stocks flat for the last seven years. We believe that companies that can demonstrate an ability to grow revenues and earnings in an admittedly more challenging environment will see long awaited multiple expansions.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH OPPORTUNITIES FUND - CLASS A* AND THE RUSSELL 3000 GROWTH INDEX

                              [LINE CHART OMITTED]

Growth Opportunities Fund - Class A                    Russell 3000 Growth Index

       DATE                                               DATE
       ----                                               ----
     03/31/98           9,425                           03/31/98          10,000
     06/30/98           9,593                           06/30/98          10,357
     09/30/98           8,777                           09/30/98           9,294
     12/31/98          11,764                           12/31/98          11,756
     03/31/99          12,242                           03/31/99          12,434
     06/30/99          13,298                           06/30/99          13,006
     09/30/99          13,376                           09/30/99          12,517
     12/31/99          19,793                           12/31/99          15,733
     03/31/00          23,122                           03/31/00          16,880
     06/30/00          22,965                           06/30/00          16,369
     09/30/00          24,178                           09/30/00          15,505
     12/31/00          19,287                           12/31/00          12,207
     03/31/01          14,239                           03/31/01           9,704
     06/30/01          15,723                           06/30/01          10,590
     09/30/01          11,523                           09/30/01           8,470
     12/31/01          13,798                           12/31/01           9,811
     03/31/02          12,963                           03/31/02           9,562
     06/30/02           9,875                           06/30/02           7,796
     09/30/02           8,328                           09/30/02           6,588
     12/31/02           8,863                           12/31/02           7,061
     03/31/03           9,056                           03/31/03           6,972
     06/30/03          10,767                           06/30/03           8,013
     09/30/03          11,167                           09/30/03           8,363
     12/31/03          12,386                           12/31/03           9,247
     03/31/04          12,878                           03/31/04           9,353
     06/30/04          12,735                           06/30/04           9,520
     09/30/04          11,858                           09/30/04           9,017
     12/31/04          13,441                           12/31/04           9,888
     03/31/05          12,778                           03/31/05           9,461
     06/30/05          13,334                           06/30/05           9,702
     09/30/05          14,232                           09/30/05          10,110
     12/31/05          14,661                           12/31/05          10,399
     03/31/06          15,381                           03/31/06          10,823
     06/30/06          14,076                           06/30/06          10,366
     09/30/06          13,741                           09/30/06          10,723
     12/31/06          14,676                           12/31/06          11,383
     03/31/07          14,798                           03/31/07          11,530
     06/30/07          16,538                           06/30/07          12,319
     09/30/07          17,044                           09/30/07          12,793
     12/31/07          17,194                           12/31/07          12,680
     03/31/08          15,458                           03/31/08          11,363

---------------------------------------------------------
               GROWTH OPPORTUNITIES FUND
            AVERAGE ANNUAL TOTAL RETURNS**

             1 Year   5 Years  10 Years  Since Inception*
CLASS A     (1.54%)    9.99%    4.45%         8.29%
CLASS B      0.13%    10.58%      --         (1.71%)
CLASS C*     4.02%    10.91%    4.34%         8.03%
---------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B shares and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on September 29, 1995, and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and August 2, 1999, respectively. The returns for Class C shares include performance of the Fund that was achieved prior to the creation of Class C shares (August 2, 1999), which is the same as the performance for Class A shares through August 2, 1999. The returns have been restated for sales charges and for fees applicable to Class C shares.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP CORE EQUITY FUND

SUB-ADVISED BY TODD INVESTMENT ADVISORS

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Core Equity Fund was -5.03% for the twelve months ended March 31, 2008. The total return of the Russell 1000(R) Index was -5.40% for the same period.

There has been a bear market decline since the first week of October, which we know has been challenging. This has impacted all sectors of the stock market, as well as bonds. Bids for subprime mortgage bonds and other complex credits are scarce and dealers cringe when they get calls to trade them. This has taken what was a tough situation for banks, retailers, as well as the housing and autos industries, and transformed it into something that threatens the economy as a whole.

PORTFOLIO REVIEW

The Fund's underweight in Financial Services as well as stock selection, specifically AFLAC, helped relative performance. Many of the bank stocks the Fund held last summer were sold during the year. In general, the Fund's overall sector weights, particularly its overweight position in Producer Durables, in addition to stock selection in this sector, contributed positively to relative performance. Security selection in Health Care hurt performance, as WellPoint, United Health Group and Cardinal Health declined significantly. The market's overall secular trend toward holdings related to aging baby boomers was not reflected in performance of the Health Care sector.

CURRENT STRATEGY AND OUTLOOK

We believe the market may have hit its low recently, with the Bear Stearns collapse providing the exclamation point for this bear market. If this is the case, the remaining months of 2008 should show signs of market improvement, even if the economy remains weak. A great deal of fiscal stimulus is coming, and lower interest rates are likely to further spur economic activity.

U.S. exports are a bright spot in the economy, as a weaker U.S. dollar has put products and properties on sale to international buyers. We continue to focus on companies with international exposure, and are favoring production-oriented companies over consumption. Financial problems are still present and the Fund therefore remains underweight in the Financial Services sector. However, as we near the bottom over the next quarter or so, watch for the Fund to increase its weight as conviction grows. If U.S. government bond yields rise, it could indicate confidence that the economy is starting to recover which would be a good sign for stocks.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP CORE EQUITY FUND - CLASS A*, AND THE RUSSELL 1000 INDEX

                              [LINE CHART OMITTED]

Large Cap Core Equity Fund - Class A                        Russell 1000 Index

       DATE                                               DATE
       ----                                               ----
     05/16/00           9,425                           05/16/00          10,000
     05/31/00           9,341                           05/31/00           9,793
     06/30/00           9,273                           06/30/00          10,043
     07/31/00           9,171                           07/31/00           9,876
     08/31/00           9,571                           08/31/00          10,607
     09/30/00           9,318                           09/30/00          10,115
     10/31/00           9,588                           10/31/00           9,993
     11/30/00           9,188                           11/30/00           9,080
     12/31/00           9,263                           12/31/00           9,190
     01/31/01           9,263                           01/31/01           9,492
     02/28/01           8,936                           02/28/01           8,607
     03/31/01           8,313                           03/31/01           8,035
    6/30/2001           8,475                          6/30/2001           8,542
    9/30/2001           7,414                          9/30/2001           7,241
   12/31/2001           8,434                         12/31/2001           8,046
    3/31/2002           8,634                          3/31/2002           8,105
    6/30/2002           7,522                          6/30/2002           7,014
    9/30/2002           6,003                          9/30/2002           5,828
   12/31/2002           6,607                         12/31/2002           6,304
    3/31/2003           6,373                          3/31/2003           6,118
    6/30/2003           7,571                          6/30/2003           7,081
    9/30/2003           7,707                          9/30/2003           7,294
   12/31/2003           8,646                         12/31/2003           8,188
    3/31/2004           8,693                          3/31/2004           8,344
    6/30/2004           8,904                          6/30/2004           8,460
    9/30/2004           8,493                          9/30/2004           8,307
   12/31/2004           9,368                         12/31/2004           9,121
    3/31/2005           9,155                          3/31/2005           8,947
    6/30/2005           9,175                          6/30/2005           9,131
    9/30/2005           9,435                          9/30/2005           9,491
   12/31/2005           9,675                         12/31/2005           9,692
    3/31/2006          10,137                          3/31/2006          10,128
    6/30/2006          10,002                          6/30/2006           9,959
    9/30/2006          10,615                          9/30/2006          10,463
   12/31/2006          11,329                         12/31/2006          11,191
    3/31/2007          11,133                          3/31/2007          11,326
    6/30/2007          11,839                          6/30/2007          11,994
    9/30/2007          12,172                          9/30/2007          12,232
   12/31/2007          11,848                         12/31/2007          11,837
    3/31/2008          10,574                          3/31/2008          10,715

-----------------------------------------------
           LARGE CAP CORE EQUITY FUND
        AVERAGE ANNUAL TOTAL RETURNS**

             1 Year   5 Years  Since Inception*
CLASS A     (10.47%)    9.35%       0.71%
CLASS C      (5.72%)    9.85%       0.79%
-----------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on May 1, 2000 and the initial public offering of Class C shares commenced on May 16, 2000.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP GROWTH FUND

SUB-ADVISED BY NAVELLIER & ASSOCIATES

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Growth Fund was 10.83% for the year ended March 31, 2008. The total return of the Russell 1000(R) Growth Index was -0.75% for the same period.

For the twelve months ending March 31, 2008, the Touchstone Large Cap Growth Fund produced double digit returns. While fundamental factors used in the stock selection process can and do change over time, our investment modeling methodology found that, as of quarter-end 2008, five fundamental factors were especially effective in screening for quality stocks. The factors, in order of importance were: earnings growth to price earnings (P/E), analyst's revision, earnings momentum, long-term projected growth and sales growth.

PORTFOLIO REVIEW

The stock selection in the Materials & Processing, Producer Durables, Utilities, and Autos & Transportation sectors proved to be especially strong contributors to the positive relative results for the period. The Financial Services sector did not perform as expected and detracted from relative Fund performance. It is reassuring to note that our investment methodology continued to systematically reduce exposure to the Financial Services sector. The Fund was underweight Consumer Discretionary, Health Care, and Technology and overweight Energy, Materials & Processing, Producer Durables, and Utilities. These underweights and overweights are a result of our bottom-up stock selection process and not a deliberate allocation decision.

Specific stock contributors for the 12-month period were Autos & Transportation stock CSX Corp., Materials & Processing stock Potash Corp. of Saskatchewan, Technology stocks Apple Inc. and Garmin, and Utilities stocks American Movil and Vimpel Communications.

CURRENT STRATEGY AND OUTLOOK

Continuing market volatility throughout the year has caused distress for many investors. The market has faced a housing industry that continues to slump, fallout from the subprime crises that is difficult to quantify, and surges in oil and commodity prices that are eroding the purchasing power of the U.S. consumer. These factors have impacted the global market, which is beginning to falter after a sensational run, and now many investors see the weak U.S. dollar spiraling further in the face of large trade imbalances and a budget deficit. Moreover, corporate management and the analyst community alike are aggressively revising guidance and forecasts in the face of a murky 12-month economic environment. We believe that in this type of climate, it makes more sense to concentrate on stocks that are still exhibiting strong earnings and to stay focused and disciplined. There are still plenty of stocks with great upside potential in this confusing market. Large cap growth stocks in general appear to be at undervalued levels not seen in almost 28 years, pessimism is still very high (which is a good contrarian indicator), and cash on the sidelines is approaching a five-year high.

We continue to be surprised by the low price-to-earnings multiples of what we believe are fundamentally high quality stocks. Therefore, we believe that our stock selection methodology has positioned the Large Cap Growth Fund to perform well as the market recovers. We persist in believing that our system will continue to identify promising stocks with powerful underlying fundamentals that will be rewarded.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

            COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT
    IN THE LARGE CAP GROWTH FUND - CLASS A* AND THE RUSSELL 1000 GROWTH INDEX

                              [LINE CHART OMITTED]

Large Cap Growth Fund - CLASS A                        Russell 1000 Growth Index

       DATE                                               DATE
       ----                                               ----
     03/31/98           9,425                           03/31/98          10,000
     06/30/98           9,987                           06/30/98          10,454
     09/30/98           9,230                           09/30/98           9,504
     12/31/98          11,787                           12/31/98          12,045
     03/31/99          13,474                           03/31/99          12,811
     06/30/99          13,694                           06/30/99          13,304
     09/30/99          13,726                           09/30/99          12,817
     12/31/99          19,217                           12/31/99          16,040
     03/31/00          23,176                           03/31/00          17,182
     06/30/00          22,133                           06/30/00          16,719
     09/30/00          24,275                           09/30/00          15,820
     12/31/00          17,744                           12/31/00          12,443
     03/31/01          12,779                           03/31/01           9,842
     06/30/01          13,457                           06/30/01          10,671
     09/30/01          11,416                           09/30/01           8,600
     12/31/01          13,580                           12/31/01           9,902
     03/31/02          13,122                           03/31/02           9,645
     06/30/02          12,012                           06/30/02           7,844
     09/30/02          10,379                           09/30/02           6,664
     12/31/02           9,954                           12/31/02           7,141
     03/31/03          10,191                           03/31/03           7,064
     06/30/03          11,563                           06/30/03           8,075
     09/30/03          12,069                           09/30/03           8,391
     12/31/03          13,498                           12/31/03           9,265
     03/31/04          14,135                           03/31/04           9,338
     06/30/04          14,723                           06/30/04           9,519
     09/30/04          14,200                           09/30/04           9,021
     12/31/04          15,809                           12/31/04           9,849
     03/31/05          16,201                           03/31/05           9,446
     06/30/05          16,299                           06/30/05           9,678
     09/30/05          17,418                           09/30/05          10,066
     12/31/05          18,397                           12/31/05          10,366
     03/31/06          18,994                           03/31/06          10,687
     06/30/06          17,556                           06/30/06          10,270
     09/30/06          16,960                           09/30/06          10,674
     12/31/06          17,679                           12/31/06          11,307
     03/31/07          18,014                           03/31/07          11,442
     06/30/07          19,525                           06/30/07          12,227
     09/30/07          21,958                           09/30/07          12,742
     12/31/07          22,349                           12/31/07          12,644
     03/31/08          19,965                           03/31/08          11,356

----------------------------------------------------------
                  LARGE CAP GROWTH FUND
             AVERAGE ANNUAL TOTAL RETURNS**

             1 Year   5 Years  10 Years   Since Inception*
CLASS A       4.44%   13.05%     7.16%         8.49%
CLASS B       6.34%      --        --          9.82%
CLASS C*     10.32%   13.64%     7.03%         8.35%
CLASS Y*     11.04%   14.57%     7.88%         9.20%
----------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B, Class C and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares commenced on December 19, 1997 and the initial public offering of Class B and Class C shares commenced on October 4, 2003. The initial public offering of Class Y commenced on November 10, 2004. The returns for Class C and Class Y shares include performance of the Fund that was achieved prior to the creation of Class C and Class Y shares (October 4, 2003 and November 10, 2004, respectively), which is the same performance for Class A shares through October 4, 2003 and November 10, 2004, respectively. The returns have been restated for sales charges and for fees applicable to Class C and Class Y shares.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE LARGE CAP VALUE FUND

SUB-ADVISED BY JS ASSET MANAGEMENT

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Large Cap Value Fund was -37.31% for the twelve months ended March 31, 2008. The total return of the Russell 1000(R) Value Index was -9.99% for the same period.

It is now apparent that after outperforming the S&P 500(R) Index for several years, value investing peaked in May 2007. Value has outperformed the S&P 500(R) Index over the long run, but it does require great fortitude, as it has historically and meaningfully underperformed roughly once a decade. The years 1981, 1990, 1999 and the current period are spikes on the valuation spread chart. Interestingly, except for 1999, these periods corresponded with U.S. recessions. Similar to 1981, we are currently seeing a global cyclicals/emerging market bubble.

PORTFOLIO REVIEW

Despite a good second quarter, 2007, the past three quarters have been very disappointing, but our investment style has experienced these difficult periods before and we are confident that, holding true to our discipline, our approach will have better days.

Throughout the period, Financial Services has by far been the largest underperforming sector, contributing to over half of the underperformance. The Fund's average weight in the Financial Services sector has been roughly inline with the Russell 1000(R) Value Index's weight during the entire period. Also detracting from performance was the Fund's large overweighting in the Technology sector. Although declining during 2007, Producer Durables, particularly the Homebuilders industry, rallied in the first quarter of 2008 and were overall net contributors to the Fund. The sector allocation decision that detracted from the Fund the most was the Fund's lack of exposure to the Energy sector as it was by far the best performing sector for the period. Materials & Processing and Energy stocks are extremely expensive. The Fund owns very few of these stocks.

Financial Services holdings that detracted from performance were Washington Mutual, Countrywide Financial, Freddie Mac, Citigroup, Fannie Mae, Wachovia, and Genworth Financial. Technology names that hurt performance were Sprint Nextel, BearingPoint, Motorola, and Alcatel-Lucent. Contributing to performance during the period were Homebuilders D.R. Horton Inc., Pulte Homes, Centex Corp., as well as Energy sector stocks Peabody Energy and Reliant Energy and Technology stock AU Optronics.

Fannie Mae and Freddie Mac have increased their market share considerably from a year ago and have dramatically increased their guarantee fees. In addition, their accounting is current and updated which allows for their mandated higher capital reserve to be lifted. Washington Mutual has had considerably more credit losses than we initially assumed in our "worst-case" scenario. This is one of the few Fund stocks where there has been diminishing value. Still, we believe the stock price grossly exaggerates the problem.

Although somewhat controversial, a bright spot in the Fund has been the Homebuilders industry. The S&P Homebuilders Index was up 44 percent from the January 9th bottom. The Fund increased its weight in Homebuilders in the 4th quarter and early 1st quarter, and is now over 14 percent. We remain most optimistic about Homebuilders. On the FIFO basis (first into the problem will be the first out), we think Homebuilders are poised for a continued recovery.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

CURRENT STRATEGY AND OUTLOOK

Back in October, 2007, we sold some mortgage insurance companies as we perceived them to be the most risky portion of the Fund. In late November, we became concerned about Countrywide's home equity loan exposure, particularly in California, thus we swapped Countrywide Financial Corp. into Fannie Mae and Freddie Mac. Otherwise, the Fund's portfolio has been fairly consistent. We are currently avoiding commercial credit exposure. Total credit losses are more than accounted for as the total market cap reduction in banks has been over $1.1 trillion (Source: JP Morgan). While our Financial Services sector weight has been in line with the Russell 1000(R) Value Index heretofore, in the 1st quarter we increased our weight where the Index weight has declined. We remain confident in our existing holdings, adding somewhat to our positions. The Fund remains underweight in Brokerage and Regional Banks stocks. We have also recently initiated a position in the Retail industry of the Consumer Discretionary sector.

Importantly, we believe there are few stocks in the Fund we own with material deterioration in their long term value. We still think that the Fund has considerable upside. It is impossible to know in advance what event will mark the bottom. It could be the fire sale of Bear Stearns or the notion that the Fed will continue to be extremely aggressive to end the liquidity crisis and jumpstart the credit markets. What is important is that when the eventual end to this momentum driven market occurs, we believe the Fund's Financial Services Stocks will realize our price targets.

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE LARGE CAP VALUE FUND - CLASS A* AND THE RUSSELL 1000 VALUE INDEX

                              [LINE CHART OMITTED]

Large Cap Value Fund - Class A                         Russell 1000 Value Index

       DATE                                               DATE
       ----                                               ----
   03/06/2006           9,425                         03/06/2006    10,000
    3/31/2006           9,604                          3/31/2006    10,088
    6/30/2006           9,444                          6/30/2006    10,148
    9/30/2006           9,811                          9/30/2006    10,779
   12/31/2006          10,835                         12/31/2006    11,641
    3/31/2007          10,768                          3/31/2007    11,785
    6/30/2007          11,560                          6/30/2007    12,366
    9/30/2007           9,927                          9/30/2007    12,337
   12/31/2007           7,908                         12/31/2007    11,621
    3/31/2008           6,750                          3/31/2008    10,607

--------------------------------------
        LARGE CAP VALUE FUND
   AVERAGE ANNUAL TOTAL RETURNS**

             1 Year   Since Inception*
CLASS A     (40.91%)       (17.30%)
CLASS C     (37.89%)       (15.59%)
--------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A shares and Class C shares was March 6, 2006.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE MICRO CAP GROWTH FUND

SUB-ADVISED BY BJURMAN, BARRY & ASSOCIATES

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Micro Cap Growth Fund was -21.26% for the twelve months ended March 31, 2008. The total return of the Russell Microcap(R) Index was -20.16% and the Russell 2000(R) Growth Index was -8.94% for the same period.

Despite the respectable equity market gains in the summer of 2007, credit- and mortgage-related troubles surfaced and combined to threaten economic growth, adding severe price volatility and triggering a sell-off in financial markets worldwide. The stock market's tone was predominantly pessimistic and highly reactive to the generally negative headlines and economic reports. The market's faded appetite for risk was apparent, which was a disadvantage to micro-cap stocks as market leadership trended towards larger, more established companies.

The macro environment heavily favored commodity-based sectors, such as Energy and Materials & Processing, while the Housing industry and Consumer Discretionary sector lagged as the economic slowdown pressured discretionary consumption. Market jitters, centered on banks and brokerage firms, placed Financial Services stocks among the worst performers. Nearly all segments of the market had double-digit losses. The Energy sector had the largest gains.

PORTFOLIO REVIEW

The Touchstone Micro Cap Growth Fund was underweight the leading Energy and Materials & Processing sectors which detracted from performance. The Fund benefitted from an overweight in the Autos & Transportation sector. The Fund's overweight position in Technology detracted from performance, as the economically sensitive sector endured heavy market gyrations. Stocks, Actuate Corp., BSQUARE, and Smith Micro Software were the largest relative underperformers in this sector. Stock selection in Consumer Discretionary detracted significantly from performance with Perficient Inc., Tessco Technologies, and Smith & Wesson as the largest underperformers in this sector. The Financial Services and Health Care sectors, however, fared significantly better and contributed to the Fund's relative performance. Contributors to the Fund's performance from Financial Services were Financial Data Processing Services & Systems stock, CyberSource Corp., and Insurance Company stocks, Life Partners Holdings and American Physicians Capital. Adding to performance were Health Care stocks Air Methods Corp. and HMS Holdings.

CURRENT STRATEGY AND OUTLOOK

Investor's flight to safety has been very pronounced, discounting micro- and small-cap stock prices to levels that reflect a severe economic slowdown. However, equities are increasingly attractive, even when moderately reduced earnings are reflected. The Fed has been very accommodative in the U.S., having lowered its key fed funds rate a full three percent since summer. Real interest rates are very low and such monetary conditions do not support a financial and credit market meltdown. We believe lower capital costs will be positive for the broad economy in upcoming quarters, and should help economically sensitive small caps the most.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE
          MICRO CAP GROWTH FUND - CLASS A*, THE RUSSELL MICROCAP INDEX
                        AND THE RUSSELL 2000 GROWTH INDEX

                              [LINE CHART OMITTED]

Micro Cap Growth Fund - Class A                         Russell Microcap Index

       DATE                                                DATE
       ----                                                ----
     06/22/04      9,425                                 06/22/04    10,000
     06/30/04      9,679                                 06/30/04    10,393
     07/31/04      8,794                                 07/31/04     9,536
     08/31/04      8,435                                 08/31/04     9,411
     09/30/04      9,039                                 09/30/04     9,815
     10/31/04      9,152                                 10/31/04     9,936
     11/30/04     10,038                                 11/30/04    10,832
     12/31/04     11,056                                 12/31/04    11,336
     01/31/05     10,358                                 01/31/05    10,887
     02/28/05     10,820                                 02/28/05    10,921
     03/31/05     10,433                                 03/31/05    10,493
     06/30/05     10,933                                 06/30/05    10,825
     09/30/05     11,027                                 09/30/05    11,481
     12/31/05     11,414                                 12/31/05    11,626
     03/31/06     12,724                                 03/31/06    13,270
     06/30/06     11,329                                 06/30/06    12,372
     09/30/06     11,084                                 09/30/06    12,289
     12/31/06     11,847                                 12/31/06    13,551
     03/31/07     12,234                                 03/31/07    13,677
     06/30/07     12,856                                 06/30/07    14,131
     09/30/07     12,630                                 09/30/07    13,479
     12/31/07     12,234                                 12/31/07    12,467
     03/31/08      9,632                                 03/31/08    10,919

Russell 2000 Growth Index

       DATE
       ----
     06/22/04     10,000
     06/30/04     10,438
     07/31/04      9,501
     08/31/04      9,296
     09/30/04      9,810
     10/31/04     10,049
     11/30/04     10,898
     12/31/04     11,289
     01/31/05     10,780
     02/28/05     10,928
     03/31/05     10,518
     06/30/05     10,884
     09/30/05     11,572
     12/31/05     11,758
     03/31/06     13,447
     06/30/06     12,472
     09/30/06     12,252
     12/31/06     13,327
     03/31/07     13,657
     06/30/07     14,571
     09/30/07     14,574
     12/31/07     14,268
     03/31/08     12,437

--------------------------------------
        MICRO CAP GROWTH FUND
   AVERAGE ANNUAL TOTAL RETURNS**

             1 Year   Since Inception*
CLASS A     (25.78%)      (0.99%)
CLASS C*    (21.86%)      (0.16%)
CLASS Y     (21.12%)       1.10%
--------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class C and Class Y shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A and Class C shares commenced on June 22, 2004 and the initial public offering of Class Y shares commenced on October 4, 2004. The returns of Class Y shares include performance of the Fund that was achieved prior to the creation of Class Y (October 4, 2004), which is the same performance for Class A shares through October 4, 2004. The returns have been restated for sales charges and for fees applicable to Class Y shares.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

TOUCHSTONE MID CAP GROWTH FUND

SUB-ADVISED BY TCW INVESTMENT MANAGEMENT COMPANY, LLC
               WESTFIELD CAPITAL MANAGEMENT, LLC

PERFORMANCE AND MARKET OVERVIEW

The total return of the Touchstone Mid Cap Growth Fund was -1.53% for the twelve month period ending March 31, 2008. The total return of the Russell Midcap(R) Growth Index was -4.55% for the same period.

Robust merger and acquisition activity propelled equity markets in the first half of 2007, which was then followed by a second half traumatized by a subprime mortgage crisis that grew into a global credit crunch. This crunch had a negative effect on global equity markets, especially the U.S. market, as many financial institutions sharply curtailed or eliminated their lending activities.

By early October, most major equity indices hit an all-time high as investors thought the Fed's two interest rate cuts would be enough to avoid a recession. However, by mid October confidence gave way to worries that a recession was unavoidable as the housing situation continued to deteriorate. Additionally, most financial institutions offered a downbeat assessment that the worst might not be over, and there were signs economic weakness could continue. The first quarter of 2008 equity market sell-off was sparked in part by a growing feeling that corporate earnings, which had expanded at double-digit rates for much of the five-year bull market, might weaken significantly.

TCW INVESTMENT MANAGEMENT COMPANY, LLC

PORTFOLIO REVIEW

Despite this market volatility, our portion of the Fund outperformed the index, primarily due to its positive security selection and proper positioning in Energy and Producer Durables. Energy was led by Consol Energy and Weatherford International, while Producer Durables stocks Joy Global and SPX, Inc. were top contributing names. Security selection was also positive in Health Care, driven by Thermo Fisher Scientific and Bausch & Lomb. Hampering performance was security selection in Technology and Consumer Discretionary, as semiconductor company LSI and specialty retailer Coldwater Creek each declined in these two sectors, respectively. The overweight allocation to Technology and underweight allocation to Materials & Processing and Utilities also dampened results.

CURRENT STRATEGY AND OUTLOOK

While our crystal ball regarding the end of the financial crisis remains murky, we remain vigilant and disciplined in our investment approach of identifying and investing in high quality businesses that sell at a discount to their intrinsic value. We take a long-term view in buying the equities of inefficiently priced companies with strong balance sheets and excellent prospects. Our patience is typically rewarded with significant appreciation over a reasonable time period.

WESTFIELD CAPITAL MANAGEMENT, LLC

PORTFOLIO REVIEW

The merits of our bottom-up investment process was evident as positive stock selection, particularly in Health Care and Consumer Discretionary, drove performance of our portion of the Fund.

Health Care was the largest contributor to relative performance, as Elan, along with their partner Wyeth, announced a decision to initiate Phase III trials of their drug for the treatment of Alzheimer's disease. The outlook for Tysabri, Elan's Multiple Sclerosis drug, continues to improve as more patients begin the therapy and no new cases of PML have surfaced. Biotechnology company Celgene had a positive impact on results given growing expectations for the ultimate sales potential of their flagship drug, Revlimid, which is the subject of as many as 100 clinical studies. The company also closed their $2.9 billion acquisition of Pharmion, which they expect will help them expand sales of Revlimid in Europe. Invitrogen, a leading provider of lab products and supplies, was a strong performer over the past year. The company beat consensus expectations every quarter in 2007 and after digesting a number of acquisitions, a stabilized sales force appears to be delivering healthy revenue growth.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

Consumer Discretionary accounted for positive relative performance as well, as the portfolio's long-standing underweight in this sector continued to enhance returns. Gamestop, the retailer of video games and PC entertainment software, was the single largest contributor to portfolio returns in the time period as solid comparable store sales growth was driven by the availability of new gaming platforms and sought after software titles. The stock was sold in mid-February. Devry, a for-profit education company, was added to the portfolio in August for the margin opportunity associated with the expansion of their online product offering and the likelihood that student enrollment growth would accelerate with the deteriorating job market.

Energy added to the portfolio's relative returns, thanks in part to a healthy overweight of the sector and solid stock selection within the group. Consol Energy, a multi-fuel energy producer with operations primarily in Appalachia and the mid-Western United States, was the strongest performer of the portfolio's Energy holdings. The stock benefited from continued strong export demand for both thermal and metallurgical coal, which put upward pressure on domestic coal contract prices. Hess, an integrated energy company, also added to returns as investors favored their large reserve potential and continued solid production growth. Range Resources, an oil and gas exploration and production company, announced impressive production results in Barnett Shale and increased their estimate of net unrisked reserve potential in the Appalachian Marcellus Shale play.

Autos & Transportation added to portfolio relative returns as well. Kirby Corp., a provider of marine transportation and diesel engine services, posted solid earnings results and raised forward guidance as they benefitted from the tight industry capacity for inland barges and the associated improvement in contract pricing. Canadian Pacific, a railroad operator purchased in March of 2006, traded higher due in part to healthy industry dynamics including the margin-enhancing benefit of global demand for commodities. The stock was sold in July due to price target discipline.

The portfolio's limited exposure to Financial Services hurt relative returns as the deterioration in E*Trade's mortgage portfolio, specifically home equity lines of credit, weighed heavily on the shares. The stock was sold in August. Annaly Capital Management, a mortgage REIT, was purchased in late January. The stock was a detractor from portfolio returns as companies with similar business models suffered sizable increases in margin demands on the repurchase agreements used to finance asset purchases. The increased margin requirements were partially the result of anomalies in the secondary market for agency mortgage securities. We believe the company has sufficient unencumbered assets to absorb negative marks associated with competitor deleveraging.

CURRENT STRATEGY AND OUTLOOK

Investor fear has finally been evidenced in the U.S. equity markets with high profile corporate failures and economic deterioration providing plenty to worry about. Corporate earnings however, have grown 65 percent over the past five years while P/E multiples have compressed, leaving stocks flat for the last seven years. We believe companies that can demonstrate an ability to grow revenues and earnings in an admittedly more challenging environment will see long awaited multiple expansions.

--------------------------------------------------------------------------------
Management's Discussion of Fund Performance (Continued)
--------------------------------------------------------------------------------

        COMPARISON OF THE CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MID CAP GROWTH FUND - CLASS A* AND THE RUSSELL MIDCAP GROWTH INDEX

                              [LINE CHART OMITTED]

Mid Cap Growth Fund - Class A                       Russell Mid Cap Growth Index

       DATE                                               DATE
       ----                                               ----
     03/31/98           9,425                           03/31/98          10,000
     06/30/98           9,070                           06/30/98           9,994
     09/30/98           7,319                           09/30/98           8,326
     12/31/98           8,856                           12/31/98          10,530
     03/31/99           8,599                           03/31/99          10,890
     06/30/99          10,190                           06/30/99          12,025
     09/30/99          10,184                           09/30/99          11,422
     12/31/99          12,917                           12/31/99          15,931
     03/31/00          15,232                           03/31/00          19,295
     06/30/00          15,583                           06/30/00          17,865
     09/30/00          16,664                           09/30/00          18,316
     12/31/00          16,265                           12/31/00          14,057
     03/31/01          14,478                           03/31/01          10,532
     06/30/01          16,655                           06/30/01          12,236
     09/30/01          14,160                           09/30/01           8,834
     12/31/01          17,413                           12/31/01          11,225
     03/31/02          17,768                           03/31/02          11,026
     06/30/02          15,583                           06/30/02           9,013
     09/30/02          12,306                           09/30/02           7,464
     12/31/02          13,318                           12/31/02           8,148
     03/31/03          12,811                           03/31/03           8,146
     06/30/03          15,412                           06/30/03           9,675
     09/30/03          16,878                           09/30/03          10,367
     12/31/03          19,092                           12/31/03          11,628
     03/31/04          20,042                           03/31/04          12,190
     06/30/04          20,308                           06/30/04          12,318
     09/30/04          18,740                           09/30/04          11,784
     12/31/04          21,111                           12/31/04          13,427
     03/31/05          20,868                           03/31/05          13,203
     06/30/05          21,259                           06/30/05          13,656
     09/30/05          22,642                           09/30/05          14,550
     12/31/05          23,381                           12/31/05          15,051
     03/31/06          25,504                           03/31/06          16,196
     06/30/06          24,772                           06/30/06          15,436
     09/30/06          25,175                           09/30/06          15,574
     12/31/06          26,714                           12/31/06          16,656
     03/31/07          27,758                           03/31/07          17,316
     06/30/07          30,123                           06/30/07          18,483
     09/30/07          30,204                           09/30/07          18,880
     12/31/07          29,942                           12/31/07          18,559
     03/31/08          27,333                           03/31/08          16,527

----------------------------------------------------------
                  MID CAP GROWTH FUND
             AVERAGE ANNUAL TOTAL RETURNS**

             1 Year   5 Years  10 Years   Since Inception*
CLASS A     (7.18%)    14.99%   10.58%         13.46%
CLASS B     (5.70%)    16.05%      --           7.42%
CLASS C     (2.28%)    16.14%   10.46%         13.07%
----------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

* The chart above represents performance of Class A shares only, which will vary from the performance of Class B and Class C shares based on the differences in loads and fees paid by shareholders in the different classes. The initial public offering of Class A commenced on October 3, 1994 and the initial public offering of Class B and Class C shares commenced on May 1, 2001 and January 1, 1999, respectively. The Class C performance information is calculated using the historical performance of the Fund's predecessor, which was another mutual fund that began operations on October 3, 1994.

** The average annual total returns shown above are adjusted for maximum applicable sales charges.

The performance of the above Fund does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Unaudited)
March 31, 2008
--------------------------------------------------------------------------------

The illustrations below provide each Fund's sector allocation. We hope it will be useful to shareholders as it summarizes key information about each Fund's investments.

--------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Health Care                                                                24.4
Technology                                                                 20.4
Consumer Discretionary                                                     16.6
Producer Durables                                                          13.6
Financial Services                                                          8.3
Energy                                                                      6.7
Materials and Processing                                                    5.2
Autos and Transportation                                                    3.2
Utilities                                                                   0.5
Investment Funds                                                           24.2
Other Assets/Liabilities (Net)                                            (23.1)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
GROWTH OPPORTUNITIES FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Health Care                                                                29.6
Technology                                                                 15.7
Energy                                                                     13.6
Materials and Processing                                                    9.9
Consumer Discretionary                                                      9.8
Financial Services                                                          8.2
Producer Durables                                                           5.9
Consumer Staples                                                            2.3
Investment Funds                                                           29.6
Other Assets/Liabilities (Net)                                            (24.6)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP CORE EQUITY FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Technology                                                                 16.5
Producer Durables                                                          15.8
Energy                                                                     14.2
Financial Services                                                         13.6
Health Care                                                                12.9
Consumer Discretionary                                                      9.1
Consumer Staples                                                            6.2
Utilities                                                                   5.7
Autos and Transportation                                                    3.5
Materials and Processing                                                    1.5
Investment Fund                                                             1.0
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Energy                                                                     16.0
Materials and Processing                                                   13.3
Producer Durables                                                          12.3
Health Care                                                                11.9
Consumer Staples                                                           10.5
Technology                                                                  8.5
Consumer Discretionary                                                      7.7
Utilities                                                                   7.3
Financial Services                                                          4.0
Autos and Transportation                                                    3.2
Other                                                                       1.2
Investment Funds                                                           14.6
Other Assets/Liabilities (Net)                                            (10.5)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
LARGE CAP VALUE FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Financial Services                                                         35.4
Producer Durables                                                          24.9
Technology                                                                 10.0
Energy                                                                      9.8
Utilities                                                                   5.8
Other                                                                       4.5
Health Care                                                                 2.2
Materials and Processing                                                    1.7
Autos and Transportation                                                    0.9
Consumer Discretionary                                                      0.9
Consumer Staples                                                            0.8
Investment Funds                                                           28.5
Other Assets/Liabilities (Net)                                            (25.4)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MICRO CAP GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Technology                                                                 24.5
Health Care                                                                19.3
Financial Services                                                         13.8
Producer Durables                                                          13.7
Consumer Discretionary                                                     11.3
Materials and Processing                                                    8.5
Energy                                                                      5.3
Autos and Transportation                                                    4.3
Investment Fund                                                            16.2
Other Assets/Liabilities (Net)                                            (16.9)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Tabular Presentation of Portfolios of Investments (Continued)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MID CAP GROWTH FUND
--------------------------------------------------------------------------------
SECTOR ALLOCATION                                              (% OF NET ASSETS)
Health Care                                                                21.7
Consumer Discretionary                                                     14.9
Energy                                                                     14.8
Technology                                                                 14.1
Producer Durables                                                          13.0
Financial Services                                                         11.3
Materials and Processing                                                    4.7
Autos and Transportation                                                    1.9
Consumer Staples                                                            1.0
Investment Funds                                                           23.0
Other Assets/Liabilities (Net)                                            (20.4)
                                                                          -----
TOTAL                                                                     100.0
                                                                          -----
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Statements of Assets and Liabilities
March 31, 2008
--------------------------------------------------------------------------------

                                                                 DIVERSIFIED                           LARGE
                                                                  SMALL CAP          GROWTH           CAP CORE           LARGE CAP
                                                                   GROWTH         OPPORTUNITIES        EQUITY             GROWTH
                                                                     FUND             FUND              FUND               FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                                     $    55,445,780   $    46,863,713   $    87,095,622  $   976,301,462
===================================================================================================================================
   Affiliated securities, at market value                      $       426,337   $     2,103,630   $       909,424  $    40,267,884
   Non-affiliated securities, at market value                       50,895,489        47,054,036        86,657,855    1,084,536,228
-----------------------------------------------------------------------------------------------------------------------------------
   At market value - including $9,511,714, $9,218,088,
     and $107,048,534 of securities loaned for the
     Diversified Small Cap Growth Fund,
     Growth Opportunities Fund, and Large Cap Growth
     Fund, respectively.                                       $    51,321,826   $    49,157,666   $    87,567,279  $ 1,124,804,112
Cash                                                                   107,110                --                --               --
Dividends and interest receivable                                       10,353            22,381           162,435          855,605
Receivable for capital shares sold                                      11,698            30,919             2,106        2,275,617
Receivable for securities sold                                         855,163           464,328        30,210,566               --
Receivable for securities lending income                                21,975             4,548               142           96,559
Other assets                                                            40,857            11,658             5,483           30,797
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                        52,368,982        49,691,500       117,948,011    1,128,062,690
-----------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdrafts                                                             --           464,328                --               --
Payable upon return of securities loaned                             9,672,350         9,585,335                --      107,844,639
Payable for capital shares redeemed                                     84,446            51,740            84,098        1,174,757
Payable for securities purchased                                       755,804                --        30,216,012               --
Payable to Advisor                                                      37,076            33,931            48,612          583,815
Payable to other affiliates                                             19,249            17,599            18,033          280,575
Payable to Trustees                                                      6,839             3,432             4,827            2,908
Other accrued expenses and liabilities                                 101,669            97,133            52,435          597,872
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                   10,677,433        10,253,498        30,424,017      110,484,566
-----------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                     $    41,691,549   $    39,438,002   $    87,523,994  $ 1,017,578,124
===================================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                $    58,221,704   $    78,301,336   $    82,641,221  $   896,093,846
Accumulated net investment income                                          118               162           214,307               --
Accumulated net realized gains (losses) from security
  transactions                                                     (12,406,319)      (41,157,449)        4,196,809      (27,018,372)
Net unrealized appreciation (depreciation) on
  investments                                                       (4,123,954)        2,293,953           471,657      148,502,650
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                     $    41,691,549   $    39,438,002   $    87,523,994  $ 1,017,578,124
===================================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                      $    22,955,096   $    26,348,882   $    84,611,211  $   719,487,504
===================================================================================================================================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                         2,343,253         1,215,195         8,164,279       29,423,759
===================================================================================================================================
Net asset value and redemption price per share                 $          9.80   $         21.68  $          10.36  $         24.45
===================================================================================================================================
Maximum offering price per share                               $         10.40   $         23.00  $          10.99  $         25.94
===================================================================================================================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares                      $            --   $     1,974,515   $            --  $    29,828,812
===================================================================================================================================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                                --            97,843                --        1,259,452
===================================================================================================================================
Net asset value, offering price and redemption price
  per share*                                                   $            --   $         20.18   $            --  $         23.68
===================================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                              DIVERSIFIED                    LARGE
                                                               SMALL CAP       GROWTH       CAP CORE     LARGE CAP
                                                                GROWTH      OPPORTUNITIES    EQUITY       GROWTH
                                                                 FUND           FUND          FUND         FUND
-------------------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                    $  4,227,599  $ 11,114,605  $  2,912,783  $236,582,335
===================================================================================================================
Shares of beneficial interest outstanding (unlimited
  number of shares  authorized, no par value)                     433,389       544,371       283,002     9,965,083
===================================================================================================================
Net asset value, offering price and redemption price
  per share*                                                 $       9.75  $      20.42  $      10.29  $      23.74
===================================================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                    $ 14,508,854  $         --  $         --  $ 31,679,473
===================================================================================================================
Shares of beneficial interest outstanding (unlimited
  number of shares authorized, no par value)                    1,475,053            --            --     1,285,657
===================================================================================================================
Net asset value, offering price and redemption price
  per share                                                  $       9.84  $         --  $         --  $      24.64
===================================================================================================================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                                LARGE CAP        MICRO CAP          MID CAP
                                                                                  VALUE           GROWTH            GROWTH
                                                                                  FUND             FUND              FUND
-------------------------------------------------------------------------------------------------------------------------------
ASSETS
Investment securities:
   At cost                                                                  $    57,130,778   $    33,647,433   $ 1,147,885,971
===============================================================================================================================
   Affiliated securities, at market value                                   $     1,031,802   $            --   $    31,135,521
   Non-affiliated securities, at market value                                    40,649,781        42,177,635     1,190,131,968
-------------------------------------------------------------------------------------------------------------------------------
   At market value - including $8,370,041, $5,329,719, and $199,726,654 of securities loaned for the Large Cap Value Fund,
     Micro Cap Growth Fund, and Mid Cap Growth Fund, respectively.          $    41,681,583   $    42,177,635   $ 1,221,267,489
Dividends and interest receivable                                                    35,806             1,169           954,076
Receivable for capital shares sold                                                   36,958            14,503         2,126,826
Receivable for securities sold                                                           --           836,051         4,840,231
Receivable for securities lending income                                              8,172             4,015            85,809
Other assets                                                                         14,068             6,068            47,834
-------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                                     41,776,587        43,039,441     1,229,322,265
-------------------------------------------------------------------------------------------------------------------------------

LIABILITIES
Bank overdrafts                                                                          --           483,651         4,840,231
Payable upon return of securities loaned                                          8,452,198         5,855,699       202,552,827
Payable for capital shares redeemed                                                   7,078           163,637         2,132,921
Payable for securities purchased                                                         --           329,081         3,731,982
Payable to Advisor                                                                   20,751            38,605           681,053
Payable to other affiliates                                                           4,838            20,093           346,097
Payable to Trustees                                                                   2,993             3,562             4,171
Other accrued expenses and liabilities                                               40,231            56,581           742,587
-------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                 8,528,089         6,950,909       215,031,869
-------------------------------------------------------------------------------------------------------------------------------

NET ASSETS                                                                  $    33,248,498   $    36,088,532   $ 1,014,290,396
===============================================================================================================================

NET ASSETS CONSIST OF:
Paid-in capital                                                             $    55,136,848   $    31,794,165   $   941,275,432
Accumulated net realized losses from security transactions                       (6,439,155)       (4,235,835)         (366,554)
Net unrealized appreciation (depreciation) on investments                       (15,449,195)        8,530,202        73,381,518
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                                  $    33,248,498   $    36,088,532   $ 1,014,290,396
===============================================================================================================================

PRICING OF CLASS A SHARES
Net assets attributable to Class A shares                                   $    23,609,551   $    21,754,393   $   649,891,005
===============================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares
  authorized, no par value)                                                       3,683,023         2,128,878        30,708,475
===============================================================================================================================
Net asset value and redemption price per share                              $          6.41   $         10.22   $         21.16
===============================================================================================================================
Maximum offering price per share                                            $          6.80   $         10.84   $         22.45
===============================================================================================================================

PRICING OF CLASS B SHARES
Net assets attributable to Class B shares                                   $            --   $            --   $    61,977,370
===============================================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares
  authorized, no par value)                                                              --                --         3,418,000
===============================================================================================================================
Net asset value, offering price and redemption price per share*             $            --   $            --   $         18.13
===============================================================================================================================

--------------------------------------------------------------------------------
Statements of Assets and Liabilities (Continued)
--------------------------------------------------------------------------------

                                                                         LARGE CAP     MICRO CAP      MID CAP
                                                                           VALUE        GROWTH        GROWTH
                                                                           FUND          FUND          FUND
---------------------------------------------------------------------------------------------------------------
PRICING OF CLASS C SHARES
Net assets attributable to Class C shares                              $  9,638,947  $ 13,912,134  $302,422,021
===============================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares
  authorized, no par value)                                               1,510,767     1,400,294    16,658,584
===============================================================================================================
Net asset value, offering price and redemption price per share*        $       6.38  $       9.94  $      18.15
===============================================================================================================

PRICING OF CLASS Y SHARES
Net assets attributable to Class Y shares                              $         --  $    422,005  $         --
===============================================================================================================
Shares of beneficial interest outstanding (unlimited number of shares
  authorized, no par value)                                                      --        40,493            --
===============================================================================================================
Net asset value, offering price and redemption price per share         $         --  $      10.42  $         --
===============================================================================================================

*     Redemption price per share varies by length of time shares are held.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations
For the Year Ended March 31, 2008
--------------------------------------------------------------------------------

                                                            DIVERSIFIED                     LARGE
                                                             SMALL CAP      GROWTH         CAP CORE       LARGE CAP
                                                              GROWTH     OPPORTUNITIES      EQUITY         GROWTH
                                                               FUND          FUND            FUND           FUND
--------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                       $     14,734   $     38,955   $     51,907   $    882,705
Dividends from non-affiliated securities (A)                     42,334        271,948      1,985,223     11,528,853
Interest                                                             --            119         10,328            981
Income from securities loaned                                    56,511         20,413          2,729        657,679
--------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                         113,579        331,435      2,050,187     13,070,218
--------------------------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                        181,305        488,853        653,058      7,064,421
Distribution expenses, Class A                                   22,626         86,044        242,263      1,796,445
Distribution expenses, Class B                                       --         22,909             --        300,676
Distribution expenses, Class C                                    5,292        123,038         37,777      2,170,829
Administration fees                                              34,534         98,026        201,368      1,993,889
Transfer Agent fees, Class A                                     21,614         77,582         46,977        716,634
Transfer Agent fees, Class B                                         --          8,149             --         47,766
Transfer Agent fees, Class C                                      5,650         29,303          8,963        230,586
Transfer Agent fees, Class Y                                      1,355             --             --          5,677
Postage and supplies                                              2,572         28,060         19,843        185,691
Reports to shareholders                                           4,586         18,658          9,874        187,892
Custodian fees                                                    6,523         17,374         14,414        183,406
Registration fees, Class A                                        3,562         12,469         10,432         51,292
Registration fees, Class B                                           --          7,225             --         11,775
Registration fees, Class C                                          823         10,134          7,185         18,289
Registration fees, Class Y                                        2,792             --             --         13,320
Professional fees                                                26,449         20,857         25,257         74,631
Trustees' fees and expenses                                       6,406          8,220          9,485          7,777
Compliance fees and expenses                                        480          1,016          1,754          4,195
Other expenses                                                    3,456          1,153          3,382         18,058
--------------------------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                  330,025      1,059,070      1,292,032     15,083,249
Fees waived by the Administrator                                (34,534)       (98,026)      (108,062)      (848,156)
Fees waived and/or expenses reimbursed by the Advisor           (76,200)       (92,530)            --             --
Fees reduced by Custodian                                            --             --             --         (8,903)
--------------------------------------------------------------------------------------------------------------------
NET EXPENSES                                                    219,291        868,514      1,183,970     14,226,190
--------------------------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                   (105,712)      (537,079)       866,217     (1,155,972)
--------------------------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains from security transactions                   601,739      6,787,746      6,463,979     78,418,915
Net change in unrealized appreciation/
   depreciation on investments                               (3,667,836)    (2,959,595)   (11,752,556)    11,288,276
--------------------------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS    (3,066,097)     3,828,151     (5,288,577)    89,707,191
--------------------------------------------------------------------------------------------------------------------

NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS      $ (3,171,809)  $  3,291,072   $ (4,422,360)  $ 88,551,219
====================================================================================================================

(A) Net of foreign tax withholding of:                     $         --   $      1,887   $         --   $     53,927

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Operations (Continued)
--------------------------------------------------------------------------------

                                                          LARGE CAP       MICRO CAP         MID CAP
                                                           VALUE           GROWTH           GROWTH
                                                            FUND            FUND             FUND
-----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
Dividends from affiliated securities                    $     230,293   $      26,454   $   1,551,070
Dividends from non-affiliated securities (A)                  840,719         285,337       8,785,911
Interest                                                           64             151          44,120
Income from securities loaned                                  42,642          76,500         474,120
-----------------------------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                     1,113,718         388,442      10,855,221
-----------------------------------------------------------------------------------------------------

EXPENSES
Investment advisory fees                                      348,118         754,844       9,248,908
Distribution expenses, Class A                                 76,535          94,304       1,837,436
Distribution expenses, Class B                                     --              --         731,820
Distribution expenses, Class C                                157,927         221,104       3,479,564
Administration fees                                            92,832         120,776       2,312,246
Transfer Agent fees, Class A                                   23,395          72,699         892,571
Transfer Agent fees, Class B                                       --              --         118,625
Transfer Agent fees, Class C                                   25,663          43,983         484,713
Transfer Agent fees, Class Y                                       --           1,136              --
Postage and supplies                                           21,723          26,880         500,236
Reports to shareholders                                        12,279          24,046         258,738
Custodian fees                                                 11,840          23,786         159,911
Professional fees                                              20,839          22,391          87,195
Registration fees, Class A                                     14,208          12,611          32,155
Registration fees, Class B                                         --              --          12,382
Registration fees, Class C                                     12,999          10,645          20,919
Registration fees, Class Y                                         --           5,954              --
Trustees' fees and expenses                                     7,447           6,159           7,189
Compliance fees and expenses                                      968           1,104           4,400
Other expenses                                                  2,085           3,432          15,523
-----------------------------------------------------------------------------------------------------
TOTAL EXPENSES                                                828,858       1,445,854      20,204,531
Fees waived by the Administrator                              (84,361)       (120,776)        (18,858)
Other operating expenses reimbursed by the Advisor                 --         (47,782)             --
Fees reduced by Custodian                                          --            (871)             --
-----------------------------------------------------------------------------------------------------
NET EXPENSES                                                  744,497       1,276,425      20,185,673
-----------------------------------------------------------------------------------------------------

NET INVESTMENT INCOME (LOSS)                                  369,221        (887,983)     (9,330,452)
-----------------------------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAINS
   (LOSSES) ON INVESTMENTS
Net realized gains (losses) from security transactions     (4,840,876)      2,509,126     126,657,990
Net change in unrealized appreciation/
   depreciation on investments                            (17,198,483)    (12,624,840)   (132,524,125)
-----------------------------------------------------------------------------------------------------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS         (22,039,359)    (10,115,714)     (5,866,135)
=====================================================================================================

NET DECREASE IN NET ASSETS FROM OPERATIONS              $ (21,670,138)  $ (11,003,697)  $ (15,196,587)
=====================================================================================================

(A) Net of foreign tax withholding of:                  $      16,706   $         977   $      27,643

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                              DIVERSIFIED                       GROWTH
                                                                               SMALL CAP                     OPPORTUNITIES
                                                                              GROWTH FUND                        FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                          YEAR            PERIOD         YEAR             YEAR
                                                                          ENDED           ENDED          ENDED            ENDED
                                                                         MARCH 31,       MARCH 31,      MARCH 31,        MARCH 31,
                                                                         2008(A)          2007(B)         2008            2007
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss                                                   $    (105,712)  $     (63,303)  $    (537,079)  $    (992,944)
Net realized gains from security transactions                               601,739         402,112       6,787,746       6,243,275
Net change in unrealized appreciation/depreciation on investments        (3,667,836)      1,311,622      (2,959,595)    (12,350,574)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                    (3,171,809)      1,650,431       3,291,072      (7,100,243)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains, Class A                                           (752,111)             --              --              --
From net realized gains, Class C                                             (2,212)             --              --              --
From net realized gains, Class Y                                           (631,432)             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                (1,385,755)             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                                 3,167,457       5,026,414       8,890,874       9,737,523
Reinvested distributions                                                    744,007              --              --              --
Proceeds from shares issued in connection with acquisition(C)            16,787,855              --              --              --
Payments for shares redeemed                                             (1,092,663)         (1,400)    (20,930,319)    (66,577,364)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A  SHARE TRANSACTIONS   19,606,656       5,025,014     (12,039,445)    (56,839,841)
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold                                                        --              --         144,930         178,893
Payments for shares redeemed                                                     --              --        (568,213)       (928,261)
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS                       --              --        (423,283)       (749,368)
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                                    30,668              --       1,718,568       1,159,910
Reinvested distributions                                                      2,028              --              --              --
Proceeds from shares issued in connection with acquisition(C)             4,738,407              --              --              --
Payments for shares redeemed                                               (162,935)             --      (3,077,255)    (10,148,048)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS     4,608,168              --      (1,358,687)     (8,988,138)
-----------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                                   153,398       5,299,000              --              --
Reinvested distributions                                                    625,498              --              --              --
Proceeds from shares issued in connection with acquisition(C)            10,000,673              --              --              --
Payments for shares redeemed                                               (719,725)             --              --              --
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS               10,059,844       5,299,000              --              --
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                                  29,717,104      11,974,445     (10,530,343)    (73,677,590)

NET ASSETS
Beginning of period                                                      11,974,445              --      49,968,345     123,645,935
-----------------------------------------------------------------------------------------------------------------------------------
End of period                                                         $  41,691,549   $  11,974,445   $  39,438,002   $  49,968,345
===================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                                     $          --   $          --   $          --   $          --
===================================================================================================================================

(A) Class C represents the period from commencement of operations (August 1, 2007) through March 31, 2008.

(B) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(C)   See Footnote 9 in notes to financial statements.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                         LARGE CAP CORE                        LARGE CAP
                                                                          EQUITY FUND                         GROWTH FUND
-----------------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR             YEAR              YEAR               YEAR
                                                                     ENDED           ENDED              ENDED              ENDED
                                                                   MARCH 31,        MARCH 31,          MARCH 31,         MARCH 31,
                                                                     2008             2007               2008              2007
-----------------------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                                  $       866,217   $       664,515   $    (1,155,972)  $    (3,283,598)
Net realized gains (losses) from security transactions              6,463,979         3,935,114        78,418,915       (76,218,132)
Net change in unrealized appreciation/depreciation on
  investments                                                     (11,752,556)        5,433,488        11,288,276         5,246,299
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS              (4,422,360)       10,033,117        88,551,219       (74,255,431)
-----------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                                  (869,683)         (612,288)               --                --
From net investment income, Class B                                        --            (6,537)               --                --
From net investment income, Class C                                    (6,974)           (5,077)               --                --
From net realized gains, Class A                                   (3,072,157)               --                --                --
From net realized gains, Class C                                     (115,209)               --                --                --
-----------------------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS          (4,064,023)         (623,902)               --                --
-----------------------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                           3,683,254         4,816,716       248,046,527       358,732,151
Reinvested distributions                                            3,889,452           604,929                --                --
Proceeds from shares issued in connection with acquisition(A)              --        59,728,074                --                --
Payments for shares redeemed                                       (9,913,649)       (4,788,529)     (251,396,114)     (483,563,307)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE
  TRANSACTIONS                                                     (2,340,943)       60,361,190        (3,349,587)     (124,831,156)
-----------------------------------------------------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold                                                  --           104,544         4,553,787         6,607,084
Reinvested distributions                                                   --             5,697                --                --
Payments for shares redeemed                                               --        (1,780,230)       (3,971,491)       (5,912,510)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS B SHARE
  TRANSACTIONS                                                             --        (1,669,989)          582,296           694,574
-----------------------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                             360,222         2,011,754        77,098,573        76,446,276
Reinvested distributions                                              100,046             4,228                --                --
Proceeds from shares issued in connection with acquisition(A)              --         1,712,923                --                --
Payments for shares redeemed                                       (1,514,470)       (1,228,598)      (46,988,762)      (62,773,183)
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE
  TRANSACTIONS                                                     (1,054,202)        2,500,307        30,109,811        13,673,093
-----------------------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                                  --                --        18,878,626        45,211,834
Payments for shares redeemed                                               --                --       (30,750,486)      (68,302,970)
-----------------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS Y SHARE TRANSACTIONS                 --                --       (11,871,860)      (23,091,136)
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                           (11,881,528)       70,600,723       104,021,879      (207,810,056)

NET ASSETS
Beginning of year                                                  99,405,522        28,804,799       913,556,245     1,121,366,301
-----------------------------------------------------------------------------------------------------------------------------------
End of year                                                   $    87,523,994   $    99,405,522   $ 1,017,578,124   $   913,556,245
===================================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                             $       214,307   $       224,747   $            --   $            --
===================================================================================================================================

(A)   See Footnote 9 in notes to financial statements.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                     LARGE CAP                   MICRO CAP
                                                                     VALUE FUND                 GROWTH FUND
--------------------------------------------------------------------------------------------------------------------
                                                               YEAR           YEAR           YEAR           YEAR
                                                              ENDED          ENDED          ENDED           ENDED
                                                             MARCH 31,      MARCH 31,      MARCH 31,      MARCH 31,
                                                               2008           2007           2008           2007
--------------------------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment income (loss)                               $    369,221   $     93,385   $   (887,983)  $ (1,310,460)
Net realized gains (losses) from security transactions       (4,840,876)     1,554,882      2,509,126     (3,907,984)
Net change in unrealized appreciation/depreciation on
  investments                                               (17,198,483)     1,614,303    (12,624,840)       138,263
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS       (21,670,138)     3,262,570    (11,003,697)    (5,080,181)
--------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income, Class A                            (276,762)       (81,628)            --             --
From net investment income, Class C                              (8,042)       (10,363)            --             --
From net realized gains, Class A                             (1,859,568)      (476,738)            --             --
From net realized gains, Class C                               (873,430)      (203,372)            --             --
--------------------------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS    (3,017,802)      (772,101)            --             --
--------------------------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                    19,751,253     16,829,887      2,189,172     10,143,744
Reinvested distributions                                      1,817,713        473,417             --             --
Payments for shares redeemed                                (11,126,403)    (1,249,158)   (19,368,542)   (23,441,837)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS A SHARE
  TRANSACTIONS                                               10,442,563     16,054,146    (17,179,370)   (13,298,093)
--------------------------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                     9,574,773     14,128,900      1,875,034      6,573,633
Reinvested distributions                                        719,340        175,377             --             --
Payments for shares redeemed                                 (7,628,859)      (265,138)    (9,767,972)   (11,867,742)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS C SHARE
  TRANSACTIONS                                                2,665,254     14,039,139     (7,892,938)    (5,294,109)
--------------------------------------------------------------------------------------------------------------------

CLASS Y
Proceeds from shares sold                                            --             --        434,272        369,176
Payments for shares redeemed                                         --             --       (308,125)      (559,072)
--------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM CLASS Y SHARE
  TRANSACTIONS                                                       --             --        126,147       (189,896)
--------------------------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                     (11,580,123)    32,583,754    (35,949,858)   (23,862,279)

NET ASSETS
Beginning of year                                            44,828,621     12,244,867     72,038,390     95,900,669
--------------------------------------------------------------------------------------------------------------------
End of year                                                $ 33,248,498   $ 44,828,621   $ 36,088,532   $ 72,038,390
====================================================================================================================

ACCUMULATED NET INVESTMENT INCOME                          $         --   $     12,055   $         --   $         --
====================================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Statements of Changes in Net Assets (Continued)
--------------------------------------------------------------------------------

                                                                                MID CAP
                                                                              GROWTH FUND
----------------------------------------------------------------------------------------------------
                                                                        YEAR               YEAR
                                                                        ENDED              ENDED
                                                                       MARCH 31,          MARCH 31,
                                                                         2008              2007
----------------------------------------------------------------------------------------------------
FROM OPERATIONS
Net investment loss                                                $    (9,330,452)  $   (10,024,153)
Net realized gains from security transactions                          126,657,990        86,707,430
Net change in unrealized appreciation/depreciation on investments     (132,524,125)       12,538,286
----------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS                  (15,196,587)       89,221,563
----------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains, Class A                                       (83,106,401)      (51,726,255)
From net realized gains, Class B                                        (9,367,106)       (6,541,309)
From net realized gains, Class C                                       (44,739,520)      (28,926,766)
----------------------------------------------------------------------------------------------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS             (137,213,027)      (87,194,330)
----------------------------------------------------------------------------------------------------

FROM CAPITAL SHARE TRANSACTIONS
CLASS A
Proceeds from shares sold                                              190,248,618       227,924,543
Reinvested distributions                                                70,079,740        43,071,390
Payments for shares redeemed                                          (232,671,372)     (202,778,708)
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS A SHARE TRANSACTIONS              27,656,986        68,217,225
----------------------------------------------------------------------------------------------------

CLASS B
Proceeds from shares sold                                                4,289,248         6,454,411
Reinvested distributions                                                 7,301,219         4,916,368
Payments for shares redeemed                                           (14,187,674)      (15,047,214)
----------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS FROM CLASS B SHARE TRANSACTIONS              (2,597,207)       (3,676,435)
----------------------------------------------------------------------------------------------------

CLASS C
Proceeds from shares sold                                               47,085,566        65,445,122
Reinvested distributions                                                28,910,918        18,600,380
Payments for shares redeemed                                           (68,954,343)      (62,935,807)
----------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS FROM CLASS C SHARE TRANSACTIONS               7,042,141        21,109,695
----------------------------------------------------------------------------------------------------

TOTAL INCREASE (DECREASE) IN NET ASSETS                               (120,307,694)       87,677,718

NET ASSETS
Beginning of year                                                    1,134,598,090     1,046,920,372
----------------------------------------------------------------------------------------------------
End of year                                                        $ 1,014,290,396   $ 1,134,598,090
====================================================================================================

ACCUMULATED NET INVESTMENT INCOME                                  $            --   $            --
====================================================================================================

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP GROWTH FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                   YEAR           PERIOD
                                                                                                   ENDED          ENDED
                                                                                                 MARCH 31,       MARCH 31,
                                                                                                   2008          2007 (A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                                          $     11.64       $  10.00
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                                                        0.50          (0.07)
   Net realized and unrealized gains (losses) on investments                                          (1.15)          1.71
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                      (0.65)          1.64
--------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                                                 (1.19)            --
--------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                                $      9.80       $  11.64
==========================================================================================================================
Total return(B)                                                                                       (7.28%)        16.40%(C)
==========================================================================================================================
Net assets at end of period (000's)                                                             $    22,955       $  5,846
==========================================================================================================================
Ratio of net expenses to average net assets                                                            1.40%          1.40%(D)
Ratio of net investment income (loss) to average net assets                                            0.33%         (1.15%)(D)
Portfolio turnover rate                                                                                  99%            86%(D)

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.
(B)   Total returns shown exclude the effect of applicable sales loads.
(C)   Not annualized.
(D)   Annualized.

DIVERSIFIED SMALL CAP GROWTH FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
--------------------------------------------------------------------------------

                                                                                                     PERIOD
                                                                                                      ENDED
                                                                                                    MARCH 31,
                                                                                                    2008 (A)
--------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                                            $      12.44
--------------------------------------------------------------------------------------------------------------
Loss from investment operations:
   Net investment loss                                                                                   (0.22)
   Net realized and unrealized losses on investments                                                     (1.28)
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                         (1.50)
--------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                                                    (1.19)
--------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                                  $       9.75
==============================================================================================================
Total return(B)                                                                                         (13.66%)(C)
==============================================================================================================
Net assets at end of period (000's)                                                               $      4,228
==============================================================================================================
Ratio of net expenses to average net assets                                                               0.84%(D)
Ratio of net investment loss to average net assets                                                      (17.70%)(D)
Portfolio turnover rate                                                                                     99%

(A) Represents the period from commencement of operations (August 1, 2007) through March 31, 2008.
(B)   Total return shown excludes the effect of applicable sales loads.
(C)   Not annualized.
(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

DIVERSIFIED SMALL CAP GROWTH FUND--CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                 YEAR          PERIOD
                                                                                                 ENDED          ENDED
                                                                                               MARCH 31,      MARCH 31,
                                                                                                 2008         2007 (A)
------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                                                        $    11.66       $   10.00
------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                                                    0.04            (0.05)
   Net realized and unrealized gains (losses) on investments                                      (0.67)            1.71
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                                  (0.63)            1.66
------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                                                             (1.19)              --
------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                                                              $    9.84        $   11.66
------------------------------------------------------------------------------------------------------------------------
Total return                                                                                      (7.09%)          16.60%(B)
========================================================================================================================
Net assets at end of period (000's)                                                           $  14,509        $   6,128
========================================================================================================================
Ratio of net expenses to average net assets                                                        1.15%            1.15%(C)
Ratio of net investment loss to average net assets                                                (0.52%)          (0.90%)(C)
Portfolio turnover rate                                                                              99%              86%(C)

(A) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.
(B)   Not annualized.
(C)   Annualized.

GROWTH OPPORTUNITIES FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                    YEAR ENDED MARCH 31,
                                                      ----------------------------------------------------------------------------
                                                           2008           2007           2006              2005           2004
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                  $      20.75    $      21.57    $      17.92    $      18.06    $      12.70
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                       (0.24)          (0.35)          (0.21)          (0.24)          (0.21)
   Net realized and unrealized gains (losses)
     on investments                                           1.17           (0.47)           3.86            0.10            5.57
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                              0.93           (0.82)           3.65           (0.14)           5.36
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                        $      21.68    $      20.75    $      21.57    $      17.92    $      18.06
==================================================================================================================================
Total return(A)                                               4.48%          (3.80%)         20.37%          (0.78%)         42.20%
==================================================================================================================================
Net assets at end of year (000's)                     $     26,349    $     35,723    $     98,004    $     81,313    $    117,605
==================================================================================================================================
Ratio of net expenses to average net assets                   1.55%           1.79%           1.64%           1.68%           1.60%
Ratio of net investment loss to average net assets           (0.89%)         (1.12%)         (1.09%)         (1.14%)         (1.23%)
Portfolio turnover rate                                         82%            161%             80%             35%             47%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

GROWTH OPPORTUNITIES FUND--CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MARCH 31,
                                                     ----------------------------------------------------------------------------
                                                          2008           2007           2006            2005            2004
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $      19.38    $      20.39    $      16.97    $      17.31    $      12.13
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                      (0.36)          (0.51)          (0.46)          (0.43)          (0.38)
   Net realized and unrealized gains (losses) on
     investments                                             1.16           (0.50)           3.88            0.09            5.56
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                             0.80           (1.01)           3.42           (0.34)           5.18
---------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                       $      20.18    $      19.38    $      20.39    $      16.97    $      17.31
=================================================================================================================================
Total return(A)                                              4.13%          (4.95%)         20.15%          (1.96%)         42.70%
=================================================================================================================================
Net assets at end of year (000's)                    $      1,974    $      2,288    $      3,230    $      3,064    $      3,608
=================================================================================================================================
Ratio of net expenses to average net assets                  2.30%           2.97%           2.97%           2.95%           2.84%
Ratio of net investment loss to average net assets          (1.59%)         (2.24%)         (2.39%)         (2.38%)         (2.45%)
Portfolio turnover rate                                        82%            161%             80%             35%             47%

(A)   Total returns shown exclude the effect of applicable sales loads.

GROWTH OPPORTUNITIES FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MARCH 31,
                                                    ----------------------------------------------------------------------------
                                                        2008            2007            2006           2005             2004
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                $      19.63    $      20.60    $      17.11    $      17.39    $      12.17
--------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                     (0.35)          (0.54)          (0.40)          (0.40)          (0.37)
   Net realized and unrealized gains (losses) on
     investments                                            1.14           (0.43)           3.89            0.12            5.59
--------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            0.79           (0.97)           3.49           (0.28)           5.22
--------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                      $      20.42    $      19.63    $      20.60    $      17.11    $      17.39
================================================================================================================================
Total return(A)                                             4.02%          (4.71%)         20.40%          (1.61%)         42.89%
================================================================================================================================
Net assets at end of year (000's)                   $     11,115    $     11,957    $     22,412    $     21,789    $     28,470
================================================================================================================================
Ratio of net expenses to average net assets                 2.30%           2.71%           2.57%           2.61%           2.60%
Ratio of net investment loss to average net assets         (1.60%)         (2.00%)         (2.01%)         (2.04%)         (2.21%)
Portfolio turnover rate                                       82%            161%             80%             35%             47%

(A)   Total returns shown exclude the effect of applicable sales loads.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP CORE EQUITY FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                               YEAR ENDED MARCH 31,
                                                  ----------------------------------------------------------------------------
                                                       2008          2007             2006           2005             2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year              $      11.36    $      10.49    $       9.48    $       9.10    $       6.71
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                  0.10            0.11            0.06            0.11            0.07
   Net realized and unrealized gains (losses) on
     investments                                         (0.62)           0.91            0.96            0.38            2.37
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (0.52)           1.02            1.02            0.49            2.44
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                  (0.10)          (0.15)          (0.01)          (0.11)          (0.05)
   Distributions from net realized gains                 (0.38)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.48)          (0.15)          (0.01)          (0.11)          (0.05)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                    $      10.36    $      11.36    $      10.49    $       9.48    $       9.10
==============================================================================================================================
Total return(A)                                          (5.03%)          9.83%          10.74%           5.32%          36.41%
==============================================================================================================================
Net assets at end of year (000's)                 $     84,611    $     95,175    $     25,693    $      9,328    $      8,783
==============================================================================================================================
Ratio of net expenses to average net assets               1.15%           1.15%           1.00%           1.00%           0.97%(B)
Ratio of net investment income to average net
  assets                                                  0.89%           0.97%           1.03%           1.18%           0.85%(B)
Portfolio turnover rate                                     52%             54%              6%              7%             10%

(A)   Total returns shown exclude the effect of applicable sales loads.
(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.00% and the ratio of net investment income to average net assets would have been 0.82%.

LARGE CAP CORE EQUITY FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                               YEAR ENDED MARCH 31,
                                                  ----------------------------------------------------------------------------
                                                      2008            2007            2006             2005           2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year              $      11.29    $      10.39    $       9.46    $       9.08    $       6.72
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                           0.01           (0.02)           0.03            0.04            0.01
   Net realized and unrealized gains (losses) on
     investments                                         (0.61)           0.96            0.91            0.37            2.37
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                         (0.60)           0.94            0.94            0.41            2.38
------------------------------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                  (0.02)          (0.04)          (0.01)          (0.03)          (0.02)
   Distributions from net realized gains                 (0.38)             --              --              --              --
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                      (0.40)          (0.04)          (0.01)          (0.03)          (0.02)
------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                    $      10.29    $      11.29    $      10.39    $       9.46    $       9.08
==============================================================================================================================
Total return(A)                                          (5.72%)          9.09%           9.91%           4.52%          35.38%
==============================================================================================================================
Net assets at end of year (000's)                 $      2,913    $      4,231    $      1,399    $      1,675    $      2,260
==============================================================================================================================
Ratio of net expenses to average net assets               1.90%           1.90%           1.75%           1.75%           1.72%(B)
Ratio of net investment income (loss) to average
  net assets                                              0.13%          (0.26%)          0.26%           0.41%           0.13%(B)
Portfolio turnover rate                                     52%             54%              6%              7%             10%

(A)   Total returns shown exclude the effect of applicable sales loads.
(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.75% and the ratio of net investment income to average net assets would have been 0.10%.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                           THREE
                                                                                                           MONTHS          YEAR
                                                              YEAR ENDED MARCH 31,                         ENDED          ENDED
                                             -------------------------------------------------------      MARCH 31,      DEC. 31,
                                                2008         2007             2006           2005          2004(A)         2003
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       $    22.06   $      23.26    $      19.84    $    17.31    $    16.53      $    12.19
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                    0.02          (0.04)          (0.02)        (0.02)        (0.03)          (0.07)
   Net realized and unrealized gains
      (losses) on investments                      2.37          (1.16)           3.44          2.55          0.81            4.41
----------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                   2.39          (1.20)           3.42          2.53          0.78            4.34
----------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period             $    24.45   $      22.06    $      23.26    $    19.84    $    17.31      $    16.53
==================================================================================================================================
Total return(B)                                   10.83%         (5.16%)         17.24%        14.62%         4.72%(C)       35.60%
==================================================================================================================================
Net assets at end of period (000's)          $  719,488   $    656,582    $    838,120    $  274,121    $   69,860      $   62,187
==================================================================================================================================
Ratio of net expenses to average net assets        1.25%          1.16%           1.17%         1.26%         1.30%(D)        1.39%
Ratio of net investment income (loss)
   to average net assets                           0.06%         (0.16%)         (0.13%)       (0.23%)       (0.78%)(D)      (0.93%)
Portfolio turnover                                   72%           115%            104%          127%           60%(D)          60%

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.
(B)   Total returns shown exclude the effect of applicable sales loads.
(C)   Not annualized.
(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND--CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                      THREE
                                                                                                      MONTHS         PERIOD
                                                             YEAR ENDED MARCH 31,                     ENDED          ENDED
                                             ----------------------------------------------------    MARCH 31,     DECEMBER 31,
                                                2008         2007         2006          2005          2004(A)        2003(B)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       $   21.46    $    22.83    $   19.60    $      17.24    $   16.50       $  15.45
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                           (0.15)        (0.21)       (0.15)          (0.12)       (0.03)         (0.06)
   Net realized and unrealized gains
      (losses) on investments                     2.37         (1.16)        3.38            2.48         0.77           1.11
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  2.22         (1.37)        3.23            2.36         0.74           1.05
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period             $   23.68    $    21.46    $   22.83    $      19.60    $   17.24       $  16.50
=============================================================================================================================
Total return(C)                                  10.34%        (6.00%)      16.48%          13.69%        4.48%(D)       6.80%(D)
=============================================================================================================================
Net assets at end of period (000's)          $  29,829    $   26,669    $  27,781    $     10,579    $   1,897       $  1,003
=============================================================================================================================
Ratio of net expenses to average net assets       2.00%         2.02%        2.08%           2.25%        2.25%(E)       2.22%(E)
Ratio of net investment loss to average
  net assets                                     (0.65%)       (0.98%)      (1.02%)         (1.23%)      (1.71%)(E)     (1.80%)(E)
Portfolio turnover rate                             72%          115%         104%            127%          60%(E)         60%

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.
(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.
(C)   Total returns shown exclude the effect of applicable sales loads.
(D)   Not annualized.
(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP GROWTH FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                     THREE
                                                                                                     MONTHS           PERIOD
                                                             YEAR ENDED MARCH 31,                    ENDED            ENDED
                                             ------------------------------------------------      MARCH 31,       DECEMBER 31,
                                                2008         2007         2006         2005         2004(A)           2003(B)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period       $   21.52    $   22.88    $   19.62    $   17.24    $      16.50       $   15.45
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                           (0.14)       (0.20)       (0.11)       (0.08)          (0.04)          (0.05)
   Net realized and unrealized gains
      (losses) on investments                     2.36        (1.16)        3.37         2.46            0.78            1.10
-----------------------------------------------------------------------------------------------------------------------------
Total from investment operations                  2.22        (1.36)        3.26         2.38            0.74            1.05
-----------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period             $   23.74    $   21.52    $   22.88    $   19.62    $      17.24       $   16.50
=============================================================================================================================
Total return(C)                                  10.32%       (5.94%)      16.62%       13.81%           4.48%(D)        6.80%(D)
=============================================================================================================================
Net assets at end of period (000's)          $ 236,582    $ 190,261    $ 188,810    $  48,446    $      4,310       $   2,465
=============================================================================================================================
Ratio of net expenses to average net assets       2.00%        1.95%        1.98%        2.03%           2.25%(E)        2.21%(E)
Ratio of net investment loss to average
  net assets                                     (0.66%)      (0.92%)      (0.93%)      (0.97%)         (1.70%)(E)      (1.78%)(E)
Portfolio turnover rate                             72%         115%         104%         127%             60%(E)          60%

(A) Effective after the close of business on December 31, 2003, the Fund changed its fiscal year end to March 31.
(B) Represents the period from commencement of operations (October 4, 2003) through December 31, 2003.
(C)   Total returns shown exclude the effect of applicable sales loads.
(D)   Not annualized.
(E)   Annualized.

LARGE CAP GROWTH FUND--CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                          PERIOD
                                                                         YEAR ENDED MARCH 31,              ENDED
                                                              ---------------------------------------    MARCH 31,
                                                                 2008         2007           2006         2005(A)
--------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $    22.19   $    23.33    $      19.86   $      18.34
--------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                            0.05         0.06            0.03           0.01
   Net realized and unrealized gains (losses) on investments        2.40        (1.20)           3.44           1.51
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                    2.45        (1.14)           3.47           1.52
--------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $    24.64   $    22.19    $      23.33   $      19.86
====================================================================================================================
Total return                                                       11.04%       (4.89%)         17.47%          8.29%(B)
====================================================================================================================
Net assets at end of period (000's)                           $   31,679   $   40,044    $     66,655   $     43,279
====================================================================================================================
Ratio of net expenses to average net assets                         1.00%        0.90%           0.93%          1.01%(C)
Ratio of net investment income to average net assets                0.21%        0.13%           0.12%          0.21%(C)
Portfolio turnover rate                                               72%         115%            104%           127%

(A) Represents the period from commencement of operations (November 10, 2004) through March 31, 2005.
(B)   Not annualized.
(C)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP VALUE FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                       YEAR ENDED               PERIOD
                                                                        MARCH 31,                ENDED
                                                              ----------------------------     MARCH 31,
                                                                  2008           2007           2006(A)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $      11.15    $      10.19    $      10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income                                              0.10            0.04            0.01
   Net realized and unrealized gains (losses) on investments         (4.15)           1.19            0.18
----------------------------------------------------------------------------------------------------------
Total from investment operations                                     (4.05)           1.23            0.19
----------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                              (0.09)          (0.04)             --
   Distributions from net realized gains                             (0.60)          (0.23)             --
----------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.69)          (0.27)             --
----------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $       6.41    $      11.15    $      10.19
==========================================================================================================
Total return(B)                                                     (37.31%)         12.12%           1.90%(C)
==========================================================================================================
Net assets at end of period (000's)                            $     23,609   $     29,609    $     11,684
==========================================================================================================
Ratio of net expenses to average net assets                           1.35%           1.35%           1.30%(D)
Ratio of net investment income to average net assets                  1.06%           0.55%           1.34%(D)
Portfolio turnover rate                                                 75%             57%             68%(D)

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.
(B)   Total returns shown exclude the effect of applicable sales loads.
(C)   Not annualized.
(D)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

LARGE CAP VALUE FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                       YEAR ENDED                 PERIOD
                                                                        MARCH 31,                 ENDED
                                                              ----------------------------       MARCH 31,
                                                                 2008            2007            2006(A)
----------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $      11.09    $      10.18    $      10.00
----------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment income (loss)                                       0.03           (0.01)           0.00(B)
   Net realized and unrealized gains (losses) on investments         (4.14)           1.17            0.18
----------------------------------------------------------------------------------------------------------
Total from investment operations                                     (4.11)           1.16            0.18
----------------------------------------------------------------------------------------------------------
Less distributions:
   Dividends from net investment income                              (0.00)(B)       (0.01)             --
   Distributions from net realized gains                             (0.60)          (0.24)             --
----------------------------------------------------------------------------------------------------------
Total distributions                                                  (0.60)          (0.25)             --
----------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $       6.38    $      11.09    $      10.18
==========================================================================================================
Total return(C)                                                     (37.89%)         11.37%           1.80%(D)
==========================================================================================================
Net assets at end of period (000's)                           $      9,639    $     15,220    $        561
==========================================================================================================
Ratio of net expenses to average net assets                           2.10%           2.10%           1.89%(E)
Ratio of net investment income (loss) to average net assets           0.30%          (0.27%)          0.25%(E)
Portfolio turnover rate                                                 75%             57%             68%(E)

(A) Represents the period from commencement of operations (March 6, 2006) through March 31, 2006.
(B)   Amount rounds to less than $0.01 per share.
(C)   Total returns shown exclude the effect of applicable sales loads.
(D)   Not annualized.
(E)   Annualized.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MICRO CAP GROWTH FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                 PERIOD
                                                                           YEAR ENDED MARCH 31,                   ENDED
                                                              --------------------------------------------      MARCH 31,
                                                                  2008             2007           2006           2005(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $      12.98    $      13.50    $      11.07    $      10.00
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                               (0.21)          (0.20)          (0.10)          (0.06)
   Net realized and unrealized gains (losses) on investments         (2.55)          (0.32)           2.53            1.13
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (2.76)          (0.52)           2.43            1.07
--------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $      10.22    $      12.98    $      13.50    $      11.07
==========================================================================================================================
Total return(B)                                                     (21.26%)         (3.85%)         21.95%          10.70%(C)
==========================================================================================================================
Net assets at end of period (000's)                           $     21,755    $     45,536    $     61,915    $     32,378
==========================================================================================================================
Ratio of net expenses to average net assets                           1.85%           1.95%           1.95%           1.95%(D)
Ratio of net investment loss to average net assets                   (1.20%)         (1.32%)         (1.08%)         (1.27%)(D)
Portfolio turnover rate                                                 74%             91%             90%            101%(D)

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005.
(B)   Total returns shown exclude the effect of applicable sales loads.
(C)   Not Annualized.
(D)   Annualized.

MICRO CAP GROWTH FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                PERIOD
                                                                          YEAR ENDED MARCH 31,                   ENDED
                                                              --------------------------------------------      MARCH 31,
                                                                  2008            2007            2006           2005(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $      12.72    $      13.33    $      11.01    $      10.00
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                               (0.31)          (0.30)          (0.17)          (0.08)
   Net realized and unrealized gains (losses) on investments         (2.47)          (0.31)           2.49            1.09
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (2.78)          (0.61)           2.32            1.01
--------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $       9.94    $      12.72    $      13.33    $      11.01
==========================================================================================================================
Total return(B)                                                     (21.86%)         (4.58%)         21.07%          10.10%(C)
==========================================================================================================================
Net assets at end of period (000's)                           $     13,912    $     26,062    $     33,310    $     16,224
==========================================================================================================================
Ratio of net expenses to average net assets                           2.60%           2.70%           2.70%           2.70%(D)
Ratio of net investment loss to average net assets                   (1.96%)         (2.07%)         (1.84%)         (2.07%)(D)
Portfolio turnover rate                                                 74%             91%             90%            101%(D)

(A) Represents the period from commencement of operations (June 22, 2004) through March 31, 2005.
(B)   Total returns shown exclude the effect of applicable sales loads.
(C)   Not Annualized.
(D)   Annualized.

 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------

MICRO CAP GROWTH FUND--CLASS Y

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------

                                                                                                                 PERIOD
                                                                          YEAR ENDED MARCH 31,                    ENDED
                                                              --------------------------------------------      MARCH 31,
                                                                   2008            2007           2006           2005(A)
--------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of period                        $      13.21    $      13.70    $      11.16    $       9.89
--------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                               (0.13)          (0.21)          (0.03)          (0.13)
   Net realized and unrealized gains (losses) on investments         (2.66)          (0.28)           2.57            1.40
--------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                     (2.79)          (0.49)           2.54            1.27
--------------------------------------------------------------------------------------------------------------------------
Net asset value at end of period                              $      10.42    $      13.21    $      13.70    $      11.16
==========================================================================================================================
Total return                                                        (21.12%)         (3.58%)         22.76%          12.84%(B)
==========================================================================================================================
Net assets at end of period (000's)                           $        422    $        440    $        676    $         --(C)
==========================================================================================================================
Ratio of net expenses to average net assets                           1.57%           1.70%           1.55%           1.55%(D)
Ratio of net investment loss to average net assets                   (0.95%)         (1.05%)         (0.77%)         (2.34%)(D)
Portfolio turnover rate                                                 74%             91%             90%            101%(D)

(A) Represents the period from commencement of operations (October 4, 2004) through March 31, 2005.
(B)   Not Annualized.
(C)   Amount rounds to less than $1,000.
(D)   Annualized.

MID CAP GROWTH FUND--CLASS A

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                 YEAR ENDED MARCH 31,
                                                     --------------------------------------------------------------------------
                                                          2008          2007            2006            2005           2004
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $      24.17    $      24.02    $     21.42    $      21.73    $     13.89
-------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                      (0.12)          (0.14)         (0.12)          (0.16)         (0.13)
   Net realized and unrealized gains on investments          0.01            2.20           4.70            1.03           7.97
-------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (0.11)           2.06           4.58            0.87           7.84
-------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                       (2.90)          (1.91)         (1.98)          (1.18)            --
-------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                       $      21.16    $      24.17    $     24.02    $      21.42    $     21.73
===============================================================================================================================
Total return(A)                                             (1.53%)          8.84%         22.21%           4.13%         56.44%
===============================================================================================================================
Net assets at end of year (000's)                    $    649,891    $    713,666    $   639,501    $    574,855    $   458,524
===============================================================================================================================
Ratio of net expenses to average net assets                  1.47%           1.50%          1.50%           1.50%          1.49%(B)
Ratio of net investment loss to average net assets          (0.53%)         (0.66%)        (0.57%)         (0.84%)        (0.93%)(B)
Portfolio turnover                                             64%             58%            69%             85%            79%

(A)   Total returns shown exclude the effect of applicable sales loads.
(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 1.50% and the ratio of net investment loss to average net assets would have been (0.94%).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Financial Highlights (Continued)
--------------------------------------------------------------------------------


MID CAP GROWTH FUND--CLASS B

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                                  YEAR ENDED MARCH 31,
                                                     -------------------------------------------------------------------------
                                                         2008           2007          2006           2005            2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $      21.25    $   21.49    $      19.50    $      20.03    $      12.53
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                      (0.28)       (0.30)          (0.26)          (0.29)          (0.25)
   Net realized and unrealized gains on investments          0.06         1.97            4.23            0.94            7.75
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (0.22)        1.67            3.97            0.65            7.50
------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                       (2.90)       (1.91)          (1.98)          (1.18)             --
------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                       $      18.13    $   21.25    $      21.49    $      19.50    $      20.03
==============================================================================================================================
Total return(A)                                             (2.29%)       8.04%          21.24%           3.37%          59.86%
==============================================================================================================================
Net assets at end of year (000's)                    $     61,977    $  74,935    $     79,552    $     71,879    $     64,918
==============================================================================================================================
Ratio of net expenses to average net assets                  2.25%        2.25%           2.25%           2.25%           2.24%(B)
Ratio of net investment loss to average net assets          (1.31%)      (1.42%)         (1.32%)         (1.60%)         (1.68%)(B)
Portfolio turnover rate                                        64%          58%             69%             85%             79%

(A)   Total returns shown exclude the effect of applicable sales loads.
(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investment loss to average net assets would have been (1.69%).

MID CAP GROWTH FUND--CLASS C

PER SHARE DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
--------------------------------------------------------------------------------

                                                                               YEAR ENDED MARCH 31,
                                                     -------------------------------------------------------------------------
                                                         2008           2007          2006            2005            2004
------------------------------------------------------------------------------------------------------------------------------
Net asset value at beginning of year                 $      21.27    $    21.51    $      19.51    $      20.04    $     12.55
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
   Net investment loss                                      (0.27)        (0.28)          (0.25)          (0.30)         (0.23)
   Net realized and unrealized gains on investments          0.05          1.95            4.23            0.95           7.72
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                            (0.22)         1.67            3.98            0.65           7.49
------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gains                       (2.90)        (1.91)          (1.98)          (1.18)            --
------------------------------------------------------------------------------------------------------------------------------
Net asset value at end of year                       $      18.15    $    21.27    $      21.51    $      19.51    $     20.04
==============================================================================================================================
Total return(A)                                             (2.28%)        8.04%          21.28%           3.36%         59.68%
==============================================================================================================================
Net assets at end of year (000's)                    $    302,422    $  345,997    $    327,867    $    284,966    $   252,021
==============================================================================================================================
Ratio of net expenses to average net assets                  2.24%         2.25%           2.25%           2.25%          2.24%(B)
Ratio of net investment loss to average net assets          (1.30%)       (1.41%)         (1.32%)         (1.60%)        (1.68%)(B)
Portfolio turnover                                             64%           58%             69%             85%            79%

(A)   Total returns shown exclude the effect of applicable sales loads.
(B) Absent voluntary expense reimbursements, the ratio of net expenses to average net assets would have been 2.25% and the ratio of net investment loss to average net assets would have been (1.69%).

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
March 31, 2008
--------------------------------------------------------------------------------

1. ORGANIZATION

The Diversified Small Cap Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Micro Cap Growth Fund, and Mid Cap Growth Fund (individually, a Fund, and collectively, the Funds) are each a series of Touchstone Strategic Trust (the Trust). The Trust is registered under the Investment Company Act of 1940, as amended (the Act), as an open-end management investment company. The Trust was established as a Massachusetts business trust under a Declaration of Trust dated November 18, 1982. The Declaration of Trust, as amended, permits the Trustees to issue an unlimited number of shares of each Fund.

The Funds are registered to offer different classes of shares: Class A shares, Class B shares, Class C shares, and Class Y shares. The assets of each Fund are segregated, and a shareholder's interest is limited to the Fund in which shares are held. The Funds' prospectus provides a description of each Fund's investment objectives, policies, and strategies along with information on the classes of shares currently being offered as outlined below:

                                    CLASS A (1)    CLASS B (2)   CLASS C (3)   CLASS Y (4)
--------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund        X                            X             X
Growth Opportunities Fund                X              X             X
Large Cap Core Equity Fund               X                            X
Large Cap Growth Fund                    X              X             X             X
Large Cap Value Fund                     X                            X
Micro Cap Growth Fund                    X                            X             X
Mid Cap Growth Fund                      X              X             X

(1) Currently sold subject to a maximum front-end sales load of 5.75% and a maximum distribution fee of up to 0.25% of average daily net assets

(2) Sold subject to a 1.00% contingent deferred sales load for a one-year period and a maximum distribution fee of up to 1.00% of average daily net assets

(3) Sold subject to a maximum contingent deferred sales load of 5.00% for a one-year period and incrementaly reduced over time and a maximum distribution fee of up to 1.00% of average daily net assets

(4) Sold without a distribution fee or sales chage, but offered only through selected dealers and subject to a higher minimum intial investment

Each Class A, Class B, Class C and Class Y share of a Fund represents identical interests in the investment portfolio of such Fund and has the same rights, except that (i) Class B and Class C shares bear the expenses of higher distribution fees, which is expected to cause Class B and Class C shares to have a higher expense ratio and to pay lower dividends than Class A and Class Y shares; (ii) certain other class specific expenses will be borne solely by the class to which such expenses are attributable; and (iii) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Funds' significant accounting policies:

SECURITY VALUATION -- The Funds' portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (currently 4:00 p.m., Eastern time). Portfolio securities traded on stock exchanges are valued at the last sale price and portfolio securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price (NOCP). Securities not traded on a particular day, or for which the last sale price is not readily available, are valued at their last broker-quoted bid prices as obtained from one or more of the major market makers for such securities by an independent pricing service. Securities for which market quotations or the NOCP are not readily available are valued based on fair value as determined by or under the direction of the Board of Trustees. Money market instruments and other debt securities with a remaining maturity of less than 60 days are valued at amortized cost, which approximates market. Shares of open-end mutual funds in which the Funds invest are valued at their respective net asset values as reported by the underlying funds.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

In September 2006, the FASB issued Statement on Financial Accounting Standards
(SFAS) No. 157, "Fair Value Measurements." This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements. SFAS 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. The changes to current generally accepted accounting principles (GAAP) from the application of this Statement relate to the definition of fair value, the methods used to measure fair value, and the expanded disclosures about fair value measurements. As of March 31, 2008, the Funds do not believe the adoption of SFAS No. 157 will impact the amounts reported in the financial statements, however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements reported on the statement of changes in nets assets for a fiscal period.

PORTFOLIO SECURITIES LOANED -- Each Fund may lend its portfolio securities. Lending portfolio securities exposes a Fund to the risk that the borrower may fail to return the loaned securities or may not be able to provide additional collateral or that the Fund may experience delays in recovery of the loaned securities or loss of rights in the collateral if the borrower fails financially. To minimize these risks, the borrower must agree to maintain collateral marked to market daily, in the form of cash and/or liquid securities, with the Fund's custodian in an amount at least equal to the market value of the loaned securities.

As of March 31, 2008, the following Funds loaned common stocks and received collateral as follows:

                                                 MARKET VALUE          VALUE OF
                                                   OF COMMON          COLLATERAL
                                                 STOCKS LOANED        RECEIVED
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund                 $  9,511,714      $  9,672,350
Growth Opportunities Fund                         $  9,218,088      $  9,585,335
Large Cap Growth Fund                             $107,048,534      $107,844,639
Large Cap Value Fund                              $  8,370,041      $  8,452,198
Micro Cap Growth Fund                             $  5,329,719      $  5,855,699
Mid Cap Growth Fund                               $199,726,654      $202,552,827

All collateral received as cash and securities is received, held and administered by the Funds' custodian for the benefit of the Funds in the applicable custody account or other account established for the purpose of holding collateral.

Funds participating in securities lending receive compensation in the form of fees, or retain a portion of interest or dividends on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral valued at least equal, at all times, to the fair value of the securities loaned plus accrued interest. Unrealized gain or loss on the fair value of the securities loaned that may occur during the term of the loan are recognized by the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

SHARE VALUATION -- The net asset value per share of each class of shares of each Fund is calculated daily by dividing the total value of a Fund's assets attributable to that class, less liabilities attributable to that class, by the number of outstanding shares of that class.

The maximum offering price per share of Class A shares of the Funds is equal to the net asset value per share plus a sales load equal to 6.10% of the net asset value (or 5.75% of the offering price). The maximum offering price per share of Class B, Class C and Class Y shares of the Funds is equal to the net asset value per share.

The redemption price per share of each class of shares of the Funds is equal to the net asset value per share. However, Class B and Class C shares of the Funds are subject to a contingent deferred sales load of 5.00% and 1.00%, respectively, of the original purchase price if redeemed within a one-year period from the date of purchase. The contingent deferred sales load for Class B shares will be incrementally reduced over time. After the 6th year, there is no contingent deferred sales load for Class B shares.

INVESTMENT INCOME -- Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on securities purchased are recorded on an accrual basis.

DISTRIBUTIONS TO SHAREHOLDERS -- Dividends arising from net investment income, if any, are declared and paid to shareholders annually for each Fund. With respect to each Fund, net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are distributed at least once each year. Income dividends and capital gain distributions are determined in accordance with income tax regulations.

ALLOCATIONS -- Investment income earned, realized capital gains and losses, and unrealized appreciation and depreciation for the Funds are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Class specific expenses are charged directly to the class incurring the expense. Common expenses, which are not attributable to a specific class, are allocated daily to each class of shares based upon its proportionate share of total net assets of the Fund. Expenses not directly billed to a Fund are allocated proportionally among all Funds daily in relation to net assets of each Fund or another reasonable measure.

SECURITY TRANSACTIONS -- Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

ESTIMATES -- The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

3. FEDERAL TAX INFORMATION

It is each Fund's policy to continue to comply with the special provisions of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ending October 31) plus undistributed amounts from prior years.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

The tax character of distributions paid for the years ended March 31, 2008 and 2007 was as follows:

                                      DIVERSIFIED                  GROWTH                    LARGE CAP
                                       SMALL CAP                OPPORTUNITIES               CORE EQUITY
                                         FUND                        FUND                       FUND
----------------------------------------------------------------------------------------------------------------
                                 YEAR            YEAR          YEAR        YEAR           YEAR          YEAR
                                 ENDED           ENDED         ENDED       ENDED          ENDED         ENDED
                               MARCH 31,       MARCH 31,     MARCH 31,   MARCH 31,      MARCH 31,     MARCH 31,
                                 2008            2007          2008        2007           2008          2007
----------------------------------------------------------------------------------------------------------------
From ordinary income          $  1,091,263  $         --  $         --  $         --  $    953,047  $    623,902
From long-term capital gains       250,461            --            --            --     3,110,976            --
From tax return of capital          44,031            --            --            --            --            --
----------------------------------------------------------------------------------------------------------------
                              $  1,385,755  $         --  $         --  $         --  $  4,064,023  $    623,902
----------------------------------------------------------------------------------------------------------------

                                       LARGE CAP
                                        GROWTH                 LARGE CAP VALUE             MICRO CAP GROWTH
                                         FUND                       FUND                         FUND
----------------------------------------------------------------------------------------------------------------
                                  YEAR          YEAR          YEAR         YEAR            YEAR         YEAR
                                 ENDED          ENDED         ENDED        ENDED          ENDED        ENDED
                                MARCH 31,     MARCH 31,     MARCH 31,     MARCH 31,      MARCH 31,    MARCH 31,
                                  2008          2007          2008          2007          2008         2007
----------------------------------------------------------------------------------------------------------------
From ordinary income          $         --  $         --  $  2,249,958  $    772,101  $         --  $         --
From long-term capital gains            --            --       661,846            --            --            --
From tax return of capital              --            --       105,998            --            --            --
----------------------------------------------------------------------------------------------------------------
                              $         --  $         --  $  3,017,802  $    772,101  $         --  $         --
----------------------------------------------------------------------------------------------------------------

                                                          MID CAP GROWTH
                                                               FUND
--------------------------------------------------------------------------------
                                                        YEAR           YEAR
                                                        ENDED          ENDED
                                                     MARCH 31,       MARCH 31,
                                                        2008           2007
--------------------------------------------------------------------------------
From ordinary income                                $ 10,614,691    $ 12,124,355
From long-term capital gains                         126,598,336      75,069,975
--------------------------------------------------------------------------------
                                                    $137,213,027    $ 87,194,330
--------------------------------------------------------------------------------

The following information is computed on a tax basis for each item as of March 31, 2008:

                                              DIVERSIFIED                     LARGE CAP
                                               SMALL CAP       GROWTH           CORE        LARGE CAP
                                                GROWTH      OPPORTUNITIES      EQUITY        GROWTH
                                                 FUND           FUND            FUND          FUND
---------------------------------------------------------------------------------------------------------
Tax cost of portfolio investments           $  56,415,538   $  47,058,386   $  87,325,439   $ 977,142,714
---------------------------------------------------------------------------------------------------------
Gross unrealized appreciation                   1,546,812       5,504,522       5,305,960     199,024,710
Gross unrealized depreciation                  (6,640,524)     (3,405,242)     (5,064,120)    (51,363,312)
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)     (5,093,712)      2,099,280         241,840     147,661,398
Undistributed ordinary income                          --              --         214,307              --
Undistributed long-term capital gains                  --              --       4,426,626              --
Capital loss carryforward                     (11,436,443)    (40,962,614)             --     (26,177,120)
---------------------------------------------------------------------------------------------------------
    Accumulated earnings (deficit)          $ (16,530,155)  $ (38,863,334)  $   4,882,773   $ 121,484,278
=========================================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                              LARGE CAP          MICRO CAP           MID CAP
                                                 VALUE            GROWTH             GROWTH
                                                 FUND              FUND               FUND
-----------------------------------------------------------------------------------------------
Tax cost of portfolio investments           $    58,681,888   $    33,647,433   $ 1,160,066,731
-----------------------------------------------------------------------------------------------
Gross unrealized appreciation                     1,271,302        10,478,692       158,197,406
Gross unrealized depreciation                   (18,271,607)       (1,948,490)      (96,996,648)
-----------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)      (17,000,305)        8,530,202        61,200,758
Undistributed long-term capital gains                    --                --        11,814,206
Capital loss carryforward                                --        (2,247,184)               --
Post October losses                              (4,888,045)       (1,988,651)               --
-----------------------------------------------------------------------------------------------
    Accumulated earnings (deficit)          $   (21,888,350)  $     4,294,367   $    73,014,964
===============================================================================================


The difference between the tax cost of portfolio investments and the financial statement cost is primarily due to wash sales.

As of March 31, 2008, the Funds had the following capital loss carryforwards for federal income tax purposes.
                                                                       EXPIRES
FUND                                                   AMOUNT         MARCH 31,
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund                    $ 11,436,443       2014
                                                     ============
Growth Opportunities Fund                            $ 21,887,780       2011
                                                       17,098,132       2012
                                                        1,976,702       2013
                                                     ------------
                                                     $ 40,962,614
                                                     ============
Large Cap Growth Fund                                $ 26,177,120       2015
                                                     ============
Micro Cap Growth Fund                                $  2,247,184       2015
                                                     ============


During the year ended March 31, 2008, the following funds utilized capital loss carryforwards:

                                                                        AMOUNT
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund                                    $   132,819
Growth Opportunities Fund                                            $ 6,885,891
Large Cap Growth Fund                                                $78,858,310
Micro Cap Growth Fund                                                $ 4,466,752
--------------------------------------------------------------------------------


The capital loss carryforwards and Post-October losses may be utilized in future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

Certain reclassifications, the result of permanent differences between financial statement and income tax reporting requirements have been made to the components of capital. These reclassifications have no impact on the net assets or net asset value per share of the Funds and are designed to present the Fund's capital accounts on a tax basis. The following reclassification of net investment loss have been made to the following Funds for the year ended March 31, 2008:

                                                   ACCUMULATED     ACCUMULATED
                                        PAID-IN  NET INVESTMENT   NET REALIZED
                                        CAPITAL   INCOME (LOSS)   GAINS (LOSSES)
-------------------------------------------------------------------------------
Diversified Small Cap Growth Fund    $  (198,388)  $   105,830     $    92,558
Growth Opportunities Fund            $  (537,241)  $   537,241     $        --
Large Cap Growth Fund                $(1,155,972)  $ 1,155,972     $        --
Large Cap Value Fund                 $  (105,998)  $   (96,472)    $   202,470
Micro Cap Growth Fund                $  (887,983)  $   887,983     $        --
Mid Cap Growth Fund                  $        --   $ 9,330,452     $(9,330,452)
-------------------------------------------------------------------------------

On July 13, 2006, the Financial Accounting Standards Board (FASB) released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" (FIN 48). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented, and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet a more-likely-than-not threshold would be recorded as a tax benefit in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. The Funds have analyzed their tax positions taken on Federal income tax returns for all open tax years (tax years ended March 31, 2005 through 2008) for purposes of implementing FIN 48 and have concluded that no provision for income tax is required in their financial statements.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments and U.S. Government securities) were as follows for the year ended March 31, 2008:

                                    DIVERSIFIED
                                     SMALL CAP       GROWTH      LARGE CAP      LARGE CAP
                                      GROWTH     OPPORTUNITIES  CORE EQUITY      GROWTH
                                       FUND           FUND         FUND           FUND
------------------------------------------------------------------------------------------
Purchases of investment securities  $ 51,926,698  $ 39,043,409  $ 51,967,066  $704,807,710
------------------------------------------------------------------------------------------
Proceeds from sales and maturities  $ 17,788,240  $ 55,297,944  $ 58,414,922  $726,156,544
------------------------------------------------------------------------------------------

                                         LARGE CAP      MICRO CAP     MID CAP
                                           VALUE         GROWTH        GROWTH
                                           FUND           FUND          FUND
--------------------------------------------------------------------------------
Purchases of investment securities      $ 45,568,507  $ 43,893,484  $714,099,016
--------------------------------------------------------------------------------
Proceeds from sales and maturities      $ 30,958,178  $ 69,438,172  $832,733,531
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

5. TRANSACTIONS WITH AFFILIATES

Certain officers of the Trust are also officers of the Advisor (Touchstone Advisors, Inc.), the Underwriter (Touchstone Securities, Inc.) and/or JPMorgan Chase Bank, N.A. ("JPMorgan" and the Sub-Administrator and Transfer Agent to the Funds). The Advisor and Underwriter are each wholly owned indirect subsidiaries of The Western and Southern Life Insurance Company (Western-Southern).

MANAGEMENT AGREEMENTS

The Advisor provides general investment supervisory services for the Funds, under the terms of an Advisory Agreement. Under the Advisory Agreement, the Funds pay the Advisor a fee, which is computed and accrued daily and paid monthly, at an annual rate based on average daily net assets as follows:

Diversified Small Cap Growth Fund        1.05%
-------------------------------------------------------------------------------------
Growth Opportunities Fund                1.00% on the first $50 million
                                         0.90% on the next $50 million
                                         0.80% on the next $900 million
                                         0.75% of such assets in excess of $1 billion
-------------------------------------------------------------------------------------
Large Cap Core Equity Fund               0.65% on the first $100 million
                                         0.60% on the next $100 million
                                         0.55% on the next $100 million
                                         0.50% of such assets in excess of $300 million
-------------------------------------------------------------------------------------
Large Cap Growth Fund                    0.75% on the first $200 million
                                         0.70% on the next $800 million
                                         0.65% of such assets in excess of $1 billion
-------------------------------------------------------------------------------------
Large Cap Value Fund                     0.75%
-------------------------------------------------------------------------------------
Micro Cap Growth Fund                    1.25%
-------------------------------------------------------------------------------------
Mid Cap Growth Fund                      0.80%
-------------------------------------------------------------------------------------

The Advisor has retained various Sub-Advisors to manage the investments of the Funds under the terms of a Sub-Advisory Agreement. The Advisor (not the Funds) pays the Sub-Advisors a fee for these services.

Fort Washington Investment Advisors, Inc. (Fort Washington), an affiliate of the Advisor, has been retained by the Advisor to manage the investments of the Diversified Small Cap Growth Fund.

Westfield Capital Management Company, LLC (Westfield) has been retained by the Advisor to manage the investments of the Growth Opportunities Fund and a portion of the investments of the Mid Cap Growth Fund.

Todd Investment Advisors, Inc. (Todd), an affiliate of the Advisor, has been retained by the Advisor to manage the investments of the Large Cap Core Equity Fund.

Navellier & Associates, Inc. (Navellier) has been retained by the Advisor to manage the investments of the Large Cap Growth Fund.

JS Asset Management, LLC (JSAM) has been retained by the Advisor to manage the investments of the Large Cap Value Fund.

Bjurman, Barry & Associates (Bjurman) has been retained by the Advisor to manage the investments of the Micro Cap Growth Fund.

TCW Investment Management Company (TCW) has been retained by the Advisor to manage a portion of the investments of the Mid Cap Growth Fund.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

ADMINISTRATION AND ACCOUNTING SERVICES AGREEMENT

The Advisor entered into an Administration and Accounting Services Agreement with the Trust, whereby the Advisor is responsible for supplying executive and regulatory compliance services, supervises the preparation of tax returns, and coordinates the preparation of reports to shareholders and reports to, and filings with, the Securities and Exchange Commission and state securities authorities, materials for meetings of the Board of Trustees, calculating the daily net asset value per share and maintaining the financial books and records of each Fund. For its services, the Advisor receives an annual fee of 0.20% of the aggregate average daily net assets of the Trust, Touchstone Funds Group Trust, Touchstone Investment Trust (excluding Institutional Money Market Fund), and Touchstone Tax-Free Trust up to and including $6 billion; 0.16% of the next $4 billion of aggregate average daily net assets; and 0.12% of the aggregate average daily net assets of all such assets in excess of $10 billion. The fee is allocated among the Funds on the basis of relative daily net assets.

The Advisor has engaged JPMorgan as the Sub-Administrator to the Trust. JPMorgan provides administrative and accounting services to the Trust and is compensated directly by the Advisor, not the Trust.

EXPENSE LIMITATION AGREEMENT

The Trust and the Advisor have entered into an Expense Limitation Agreement to contractually limit operating expenses of the Diversified Small Cap Growth Fund, Growth Opportunities Fund, Large Cap Core Equity Fund, Large Cap Growth Fund, Large Cap Value Fund, Micro Cap Growth Fund, and Mid Cap Growth Fund. The maximum operating expense limit in any year with respect to the Funds is based on a percentage of the average daily net assets of the Funds. The Advisor has agreed to waive advisory fees and reimburse expenses in order to maintain expense limitations for the Funds as follows through March 31, 2009:

                                               CLASS A  CLASS B  CLASS C CLASS Y
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund               1.40%      --     2.15%    1.15%
Growth Opportunities Fund                       1.55%    2.30%    2.30%      --
Large Cap Core Equity Fund                      1.15%      --     1.90%      --
Large Cap Growth Fund                           1.25%    2.00%    2.00%    1.00%
Large Cap Value Fund                            1.35%      --     2.10%      --
Micro Cap Growth Fund (A)                       1.58%      --     2.33%    1.33%
Mid Cap Growth Fund                             1.50%    2.25%    2.25%      --

(A) Effective November 16, 2007, the Fund changed its expense limits from 1.95%, 2.70%, and 1.70% for Class A, Class C, and Class Y, respectively.

For the year ended March 31, 2008, the Advisor waived investment advisory fees, administration fees, and/or reimbursed expenses as follows:

                                        INVESTMENT                     OTHER OPERATING
                                         ADVISORY     ADMINISTRATION       EXPENSES
                                        FEES WAIVED     FEES WAIVED       REIMBURSED
--------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund      $     48,282     $     34,534     $     27,918
Growth Opportunities Fund              $         --     $     98,026     $     92,530
Large Cap Core Equity Fund             $         --     $    108,062     $         --
Large Cap Growth Fund                  $         --     $    848,156     $         --
Large Cap Value Fund                   $         --     $     84,361     $         --
Micro Cap Growth Fund                  $         --     $    120,776     $     47,782
Mid Cap Growth Fund                    $         --     $     18,858     $         --
--------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

TRANSFER AGENT AGREEMENT

Under the terms of the Transfer Agent Agreement between the Trust and JPMorgan, JPMorgan maintains the records of each shareholder's account, answers shareholders' inquiries concerning their accounts, processes purchases and redemptions of each Fund's shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, JPMorgan receives a monthly fee per shareholder account from each Fund. In addition, each Fund pays JPMorgan out-of-pocket expenses including, but not limited to, postage and supplies.

For the year ended March 31, 2008, the following Funds reimbursed the Advisor for amounts paid to third parties that provide sub-transfer agency and other administrative services to the Funds. These amounts are included in transfer agent fees on the Statements of Operations:

                                                                         AMOUNT
--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund                                       $  2,448
Growth Opportunities Fund                                               $  5,635
Large Cap Core Equity Fund                                              $  2,991
Large Cap Growth Fund                                                   $501,869
Large Cap Value Fund                                                    $  5,809
Micro Cap Growth Fund                                                   $ 31,373
Mid Cap Growth Fund                                                     $482,722


UNDERWRITING AGREEMENT

The Underwriter is the Funds' principal underwriter and, as such, acts as the exclusive agent for distribution of the Funds' shares. Under the terms of the Underwriting Agreement between the Trust and Underwriter, the Underwriter earned the following from underwriting and broker commissions on the sale of shares of the following Funds for the year ended March 31, 2008:

Diversified Small Cap Growth Fund                                       $  1,662
Growth Opportunities Fund                                               $  8,225
Large Cap Core Equity Fund                                              $  3,407
Large Cap Growth Fund                                                   $126,515
Large Cap Value Fund                                                    $ 14,371
Micro Cap Growth Fund                                                   $  3,197
Mid Cap Growth Fund                                                     $101,090

In addition, the Underwriter collected the following contingent deferred sales charges on the redemption of Class B and Class C shares of the following Funds during the year ended March 31, 2008:

Diversified Small Cap Growth Fund                                       $      5
Growth Opportunities Fund                                               $  4,542
Large Cap Core Equity Fund                                              $    389
Large Cap Growth Fund                                                   $ 79,995
Large Cap Value Fund                                                    $  7,859
Micro Cap Growth Fund                                                   $  1,869
Mid Cap Growth Fund                                                     $121,083

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

PLANS OF DISTRIBUTION

The Trust has a Plan of Distribution (Class A Plan) under which Class A shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class A Plan is 0.25% of average daily net assets attributable to such shares.

The Trust also has a Plan of Distribution (Class B and Class C Plan) under which Class B and Class C shares of each Fund may directly incur or reimburse the Advisor or the Underwriter for expenses related to the distribution and promotion of shares. The annual limitation for payment of such expenses under the Class B and Class C Plan is 1.00% of average daily net assets attributable to Class B and Class C shares.

COMPLIANCE SERVICES AGREEMENT

Under the terms of the Compliance Services Agreement between the Trust and JPMorgan, JPMorgan provides certain compliance services to the Trust and provides administrative support services to the Funds' Compliance Program and Chief Compliance Officer. For these services, JPMorgan receives a quarterly fee from each Fund.

AFFILIATED INVESTMENTS

Each Fund may invest in the Touchstone Institutional Money Market Fund, subject to compliance with the several conditions set forth in an order received by the Trust from the Securities and Exchange Commission. To the extent that the other Touchstone Funds are invested in the Touchstone Institutional Money Market Fund, the Advisor and Administrator will be paid additional fees from the Touchstone Institutional Money Market Fund that will not be waived or reimbursed.

A summary of each Fund's investment in the Touchstone Institutional Money Market Fund, for the year ended March 31, 2008, is noted below:

                                                      SHARE ACTIVITY
                                    ------------------------------------------------------
                                      BALANCE                                    BALANCE                     VALUE
                                      3/31/07      PURCHASES      SALES          03/31/08    DIVIDENDS      03/31/08
----------------------------------------------------------------------------------------------------------------------
Diversified Small Cap Growth Fund       366,382     7,981,475    (7,921,520)       426,337  $     14,734  $    426,337
----------------------------------------------------------------------------------------------------------------------
Growth Opportunities Fund                    --    36,550,731   (34,447,101)     2,103,630  $     38,955  $  2,103,630
----------------------------------------------------------------------------------------------------------------------
Large Cap Core Equity Fund              919,264    10,355,045   (10,364,885)       909,424  $     51,907  $    909,424
----------------------------------------------------------------------------------------------------------------------
Large Cap Growth Fund                 6,377,780   465,029,632  (431,139,528)    40,267,884  $    882,705  $ 40,267,884
----------------------------------------------------------------------------------------------------------------------
Large Cap Value Fund                  5,195,264    41,186,372   (45,349,834)     1,031,802  $    230,293  $  1,031,802
----------------------------------------------------------------------------------------------------------------------
Micro Cap Growth Fund                   329,258    24,663,249   (24,992,507)            --  $     26,454  $         --
----------------------------------------------------------------------------------------------------------------------
Mid Cap Growth Fund                  25,143,633   593,058,249  (587,066,361)    31,135,521  $  1,551,070  $ 31,135,521
----------------------------------------------------------------------------------------------------------------------

As of March 31, 2008, 65% of the Large Cap Core Equity Fund was owned by Western-Southern and subsidiaries.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

6. CAPITAL SHARE TRANSACTIONS

Proceeds and payments on capital shares as shown in the Statements of Changes in Net Assets are the result of the following capital share transactions for the periods shown:

                                                    DIVERSIFIED SMALL CAP         GROWTH
                                                        GROWTH FUND          OPPORTUNITIES FUND
--------------------------------------------------------------------------------------------------
                                                      YEAR        PERIOD      YEAR        YEAR
                                                      ENDED        ENDED      ENDED       ENDED
                                                    MARCH 31,   MARCH 31,   MARCH 31,   MARCH 31,
                                                     2008(A)      2007(B)     2008        2007
--------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                         263,944      502,422      386,840      479,372
Shares reinvested                                    63,482           --           --           --
Shares issued in connection with acquisition(C)   1,618,654           --           --           --
Shares redeemed                                    (105,123)        (126)    (893,540)  (3,300,859)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding     1,840,957      502,296     (506,700)  (2,821,487)
Shares outstanding, beginning of period             502,296           --    1,721,895    4,543,382
--------------------------------------------------------------------------------------------------
Shares outstanding, end of period                 2,343,253      502,296    1,215,195    1,721,895
==================================================================================================

CLASS B
Shares sold                                              --           --        6,701        9,619
Shares redeemed                                          --           --      (26,917)     (49,965)
--------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                       --           --      (20,216)     (40,346)
Shares outstanding, beginning of period                  --           --      118,059      158,405
--------------------------------------------------------------------------------------------------
Shares outstanding, end of period                        --           --       97,843      118,059
==================================================================================================

CLASS C
Shares sold                                           2,428           --       77,480       60,809
Shares reinvested                                       174           --           --           --
Shares issued in connection with acquisition(C)     447,314           --           --           --
Shares redeemed                                     (16,527)          --     (142,358)    (539,695)
--------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding       433,389           --      (64,878)    (478,886)
Shares outstanding, beginning of period                  --           --      609,249    1,088,135
--------------------------------------------------------------------------------------------------
Shares outstanding, end of period                   433,389           --      544,371      609,249
==================================================================================================


CLASS Y
Shares sold                                          13,179      525,756           --           --
Shares reinvested                                    53,188           --           --           --
Shares issued in connection with acquisition(C)     955,214           --           --           --
Shares redeemed                                     (72,284)          --           --           --
--------------------------------------------------------------------------------------------------
Net increase in shares outstanding                  949,297      525,756           --           --
Shares outstanding, beginning of period             525,756           --           --           --
--------------------------------------------------------------------------------------------------
Shares outstanding, end of period                 1,475,053      525,756           --           --
==================================================================================================

(A) Class C represents the period from commencement of operations (August 1, 2007) through March 31, 2008.

(B) Represents the period from commencement of operations (September 6, 2006) through March 31, 2007.

(C)   See Footnote 9 in notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                         LARGE CAP                LARGE CAP
                                                      CORE EQUITY FUND           GROWTH FUND
------------------------------------------------------------------------------------------------------
                                                    YEAR         YEAR          YEAR         YEAR
                                                    ENDED        ENDED         ENDED        ENDED
                                                  MARCH 31,    MARCH 31,     MARCH 31,    MARCH 31,
                                                    2008         2007          2008         2007
------------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                          315,075       432,754     9,792,309    16,290,197
Shares reinvested                                    330,369        55,289            --            --
Shares issued in connection with acquisition(A)           --     7,087,773            --            --
Shares redeemed                                     (857,207)   (1,649,000)  (10,133,781)  (22,561,064)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding       (211,763)    5,926,816      (341,472)   (6,270,867)
Shares outstanding, beginning of year              8,376,042     2,449,226    29,765,231    36,036,098
------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                    8,164,279     8,376,042    29,423,759    29,765,231
======================================================================================================

CLASS B
Shares sold                                               --        10,252       182,120       309,413
Shares reinvested                                         --           563            --            --
Shares redeemed                                           --      (176,272)     (165,299)     (283,496)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding             --      (165,457)       16,821        25,917
Shares outstanding, beginning of year                     --       165,457     1,242,631     1,216,714
------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                           --            --     1,259,452     1,242,631
======================================================================================================

CLASS C
Shares sold                                           30,672       182,151     3,108,568     3,574,684
Shares reinvested                                      8,571           416            --            --
Shares issued in connection with acquisition(A)           --       167,611            --            --
Shares redeemed                                     (130,836)     (110,206)   (1,984,001)   (2,986,377)
------------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding        (91,593)      239,972     1,124,567       588,307
Shares outstanding, beginning of year                374,595       134,623     8,840,516     8,252,209
------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                      283,002       374,595     9,965,083     8,840,516
======================================================================================================

CLASS Y
Shares sold                                               --            --       740,061     2,101,975
Shares redeemed                                           --            --    (1,259,270)   (3,154,025)
------------------------------------------------------------------------------------------------------
Net decrease in shares outstanding                        --            --      (519,209)   (1,052,050)
Shares outstanding, beginning of year                     --            --     1,804,866     2,856,916
------------------------------------------------------------------------------------------------------
Shares outstanding, end of year                           --            --     1,285,657     1,804,866
======================================================================================================

(A)   See Footnote 9 in notes to financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

                                                     LARGE CAP                  MICRO CAP
                                                    VALUE FUND                 GROWTH FUND
------------------------------------------------------------------------------------------------
                                                YEAR          YEAR          YEAR        YEAR
                                                ENDED         ENDED         ENDED       ENDED
                                              MARCH 31,     MARCH 31,     MARCH 31,   MARCH 31,
                                                2008          2007          2008        2007
------------------------------------------------------------------------------------------------
CLASS A
Shares sold                                     2,079,360    1,583,308      167,118      823,588
Shares reinvested                                 237,399       42,850           --           --
Shares redeemed                                (1,289,234)    (117,367)  (1,546,046)  (1,901,288)
------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding   1,027,525    1,508,791   (1,378,928)  (1,077,700)
Shares outstanding, beginning of year           2,655,498    1,146,707    3,507,806    4,585,506
------------------------------------------------------------------------------------------------
Shares outstanding, end of year                 3,683,023    2,655,498    2,128,878    3,507,806
================================================================================================

CLASS C
Shares sold                                       929,283    1,325,815      148,167      531,759
Shares reinvested                                  94,785       15,984           --           --
Shares redeemed                                  (885,835)     (24,336)    (796,654)    (981,321)
------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding     138,233    1,317,463     (648,487)    (449,562)
Shares outstanding, beginning of year           1,372,534       55,071    2,048,781    2,498,343
------------------------------------------------------------------------------------------------
Shares outstanding, end of year                 1,510,767    1,372,534    1,400,294    2,048,781
================================================================================================

CLASS Y
Shares sold                                            --           --       31,621       28,393
Shares redeemed                                        --           --      (24,429)     (44,455)
------------------------------------------------------------------------------------------------
Net increase (decrease) in shares outstanding          --           --        7,192      (16,062)
Shares outstanding, beginning of year                  --           --       33,301       49,363
------------------------------------------------------------------------------------------------
Shares outstanding, end of year                        --           --       40,493       33,301
================================================================================================


                                                             MID CAP
                                                           GROWTH FUND
--------------------------------------------------------------------------------
                                                     YEAR             YEAR
                                                     ENDED            ENDED
                                                   MARCH 31,        MARCH 31,
                                                     2008             2007
--------------------------------------------------------------------------------
CLASS A
Shares sold                                          7,756,111        9,611,016
Shares reinvested                                    3,012,887        1,843,809
Shares redeemed                                     (9,592,017)      (8,547,512)
--------------------------------------------------------------------------------
Net increase in shares outstanding                   1,176,981        2,907,313
Shares outstanding, beginning of year               29,531,494       26,624,181
--------------------------------------------------------------------------------
Shares outstanding, end of year                     30,708,475       29,531,494
================================================================================

CLASS B
Shares sold                                            203,646          306,484
Shares reinvested                                      365,609          238,775
Shares redeemed                                       (677,956)        (719,695)
--------------------------------------------------------------------------------
Net decrease in shares outstanding                    (108,701)        (174,436)
Shares outstanding, beginning of year                3,526,701        3,701,137
--------------------------------------------------------------------------------
Shares outstanding, end of year                      3,418,000        3,526,701
================================================================================

CLASS C
Shares sold                                          2,235,765        3,112,087
Shares reinvested                                    1,446,269          902,493
Shares redeemed                                     (3,290,914)      (2,986,165)
--------------------------------------------------------------------------------
Net increase in shares outstanding                     391,120        1,028,415
Shares outstanding, beginning of year               16,267,464       15,239,049
--------------------------------------------------------------------------------
Shares outstanding, end of year                     16,658,584       16,267,464
================================================================================

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

7. CUSTODY OFFSET ARRANGEMENT

Some Funds may participate in the Custody Fee Offset Program offered by the Custodian when they execute security trades where the Custodian is the broker. If a Fund chooses to participate in the Custody Fee Offset Program, a rebate amount will be applied to and credited against the fees payable by the Fund to the Custodian. For financial reporting purposes for the year ended March 31, 2008, custodian fees reduced by the Custodian were $8,903 and $871 for the Large Cap Growth Fund and Micro Cap Growth Fund, respectively. There was no effect on net investment income.

8. COMMITMENTS AND CONTINGENCIES

The Funds indemnify the Trust's officers and Trustees for certain liabilities that might arise from their performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Funds' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

9.  ACQUISITIONS

On August 7, 2006, a Special Meeting of Shareholders was held to approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of the assets and liabilities of the Value Plus Fund (a series of the Touchstone Strategic Trust prior to the reorganization) to the Large Cap Core Equity Fund in exchange for shares of the Large Cap Core Equity Fund and the subsequent liquidation of the Value Plus Fund. The Agreement and Plan of Reorganization was approved and the merger took place August 11, 2006. In conjunction with this acquisition, Class B shares of the Touchstone Large Cap Core Equity Fund were exchanged for Class A shares of the Touchstone Large Cap Core Equity Fund.

The merger was approved as follows:

                               NUMBER OF VOTES
      ------------------------------------------------------------------
        FOR                        AGAINST                  ABSTAIN
      ------------------------------------------------------------------
      4,429,186                     5,466                    5,646

The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation and realized loss immediately before and after the reorganization:

                                                BEFORE                AFTER
                                            REORGANIZATION        REORGANIZATION
--------------------------------------------------------------------------------
                                                      LARGE CAP     LARGE CAP
                                     VALUE PLUS      CORE EQUITY   CORE EQUITY
                                        FUND            FUND          FUND
--------------------------------------------------------------------------------
Shares:
    Class A                             5,011,592      2,476,201      8,346,327
    Class B                                72,300        162,531             --
    Class C                               155,427        126,416        294,026
Net Assets:
    Class A                          $ 57,316,122   $ 25,210,063   $ 82,526,185
    Class B                          $    789,845   $  1,638,631             --
    Class C                          $  1,695,765   $  1,280,059   $  2,975,824
Net Asset Value:
    Class A                          $      11.44   $      10.18   $      10.18
    Class B                          $      10.92   $      10.08   $         --
    Class C                          $      10.91   $      10.13   $      10.13
Unrealized Appreciation              $  2,542,809   $  3,630,641   $  6,173,450
Accumulated Net Realized Loss        $ (1,247,261)  $ (1,806,407)  $ (3,053,668)

--------------------------------------------------------------------------------
Notes to Financial Statements (Continued)
--------------------------------------------------------------------------------

On February 15, 2008, a Special Meeting of Shareholders was held to approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of assets and liabilities of the Small Cap Growth Fund to the Diversified Small Cap Growth Fund in exchange for shares of the Diversified Small Cap Growth Fund and the subsequent liquidation of the Small Cap Growth Fund.

The acquisition was approved as follows:

                                NUMBER OF VOTES
      ----------------------------------------------------------------
         FOR                        AGAINST                  ABSTAIN
      ----------------------------------------------------------------
      1,225,698                     12,830                   42,194

The following is a summary of shares outstanding, net assets, net asset value per share, unrealized appreciation and realized gain (loss) immediately before and after the reorganization:

                                           BEFORE                   AFTER
                                       REORGANIZATION           REORGANIZATION
--------------------------------------------------------------------------------
                                               DIVERSIFIED       DIVERSIFIED
                            SMALL CAP           SMALL CAP         SMALL CAP
                             GROWTH              GROWTH            GROWTH
                              FUND                FUND              FUND
--------------------------------------------------------------------------------
Shares:
    Class A                       927,021          1,461,709          2,388,730
    Class B                       204,375                 --                 --
    Class C                       321,452            128,199            449,651
    Class Y                       654,070            886,760          1,540,830
Net Assets:
    Class A              $     13,935,302   $     10,979,134   $     24,914,436
    Class B              $      2,952,341   $             --   $             --
    Class C              $      4,647,481   $         19,172   $      4,666,653
    Class Y              $     10,000,219   $      6,131,096   $     16,131,315
Net Asset Value:
    Class A              $          15.03   $          10.43   $          10.43
    Class B              $          14.45   $             --   $             --
    Class C              $          14.46   $          10.38   $          10.38
    Class Y              $          15.29   $          10.47   $          10.47
Unrealized
  Appreciation           $     (1,767,740)  $       (214,531)  $     (1,982,271)
Accumulated Net
  Realized
  Gain (Loss)            $    (12,053,670)  $        154,203   $    (11,899,467)

--------------------------------------------------------------------------------
Portfolio of Investments
Diversified Small Cap Growth Fund - March 31, 2008
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 98.9%                                     SHARES     VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 24.4%
Alexion Pharmaceuticals, Inc.*                              16,074  $   953,188
ArthroCare Corp.* +                                         21,979      733,000
Biomarin Pharmaceutical, Inc.*                              33,806    1,195,718
Genomic Health, Inc.* +                                     49,993      944,368
Gen-Probe, Inc.*                                             8,404      405,073
Hologic, Inc.*                                               8,911      495,452
LifeCell Corp.*                                             13,489      566,943
NuVasive, Inc.* +                                           16,740      577,697
OSI Pharmaceuticals, Inc.*                                  22,897      856,119
SonoSite, Inc.* +                                           18,435      524,107
The Spectranetics Corp.* +                                  80,010      668,884
TomoTherapy, Inc.* +                                        31,200      447,720
TranS1, Inc.* +                                             42,505      495,183
United Therapeutics Corp.*                                   8,070      699,669
Wright Medical Group, Inc.*                                 26,000      627,640
--------------------------------------------------------------------------------
                                                                     10,190,761
--------------------------------------------------------------------------------

TECHNOLOGY -- 20.4%
Anixter International, Inc.*                                 8,569      548,759
Avnet, Inc.*                                                15,771      516,185
Digital River, Inc.*                                         8,213      254,357
DivX, Inc.*                                                 42,831      299,817
Emulex Corp.*                                               33,481      543,731
F5 Networks, Inc.*                                          13,538      245,985
Foundry Networks, Inc.*                                      9,560      110,705
GeoEye, Inc.*                                                8,870      230,531
ION Geophysical Corp.* +                                    50,180      692,485
j2 Global Communications, Inc.*                             18,451      411,826
Micros Systems, Inc.*                                       20,333      684,409
Microsemi Corp.*                                            22,492      512,818
NETGEAR, Inc.*                                              18,371      366,501
Nuance Communications, Inc.* +                              38,392      668,405
Parametric Technology Corp.*                                25,670      410,207
Progress Software Corp.*                                     2,825       84,524
RF Micro Devices, Inc.*                                    111,017      295,305
Secure Computing Corp.*                                     38,982      251,434
Skyworks Solutions, Inc.*                                   63,587      462,913
Tessera Technologies, Inc.*                                 16,469      342,555
Website Pros, Inc.*                                         56,364      554,058
--------------------------------------------------------------------------------
                                                                      8,487,510
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 16.6%
Barnes & Noble, Inc.                                        12,615      386,650
BJ'S Restaurants, Inc.*                                     15,046      216,813
Bright Horizons Family Solutions, Inc.*                     17,820      766,972
Chipotle Mexican Grill, Inc.* +                              6,551      743,080
Consolidated Graphics, Inc.*                                 6,584      369,033
FTI Consulting, Inc.*                                        4,575      325,008
Iconix Brand Group, Inc.* +                                 24,387      423,114
Jarden Corp.* +                                             19,675      427,735
Life Time Fitness* +                                         6,672      208,233
LKQ Corp.*                                                  15,905      357,385
Men's Wearhouse, Inc.                                       16,600      386,282
PetMed Express, Inc.*                                       35,908      398,220
Sonic Corp.*                                                19,596      431,896
Steiner Leisure Ltd.*                                       11,699      386,067
ValueClick, Inc.*                                           24,835      428,404
Watson Wyatt Worldwide, Inc.                                11,513      653,363
--------------------------------------------------------------------------------
                                                                      6,908,255
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 13.6%
AeroVironment, Inc.*                                        24,560      502,252
Arris Group, Inc.*                                           9,888       57,548
Bucyrus International, Inc.                                  5,131      521,566
Ducommun, Inc.*                                             18,312      506,693
EnPro Industries, Inc.* +                                    4,117      128,409
General Cable Corp.*                                         8,615      508,888
Lindsay Corp. +                                              4,940      506,202
Middleby Corp.* +                                           10,731      669,507
Polycom, Inc.*                                               5,730      129,154
Regal-Beloit Corp.                                           7,148      261,831
Sonic Solutions*                                            47,895      462,187
Triumph Group, Inc. +                                        9,520      541,974
Ultra Clean Holdings, Inc.*                                 31,571      309,396
Woodward Governor Co.                                       21,014      561,494
--------------------------------------------------------------------------------
                                                                      5,667,101
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 8.3%
Affiliated Managers Group, Inc.*                             4,615      418,765
Boston Private Financial Holdings, Inc. +                   21,700      229,803
East West Bancorp, Inc. +                                   18,260      324,115
Euronet Worldwide, Inc.*                                    23,054      444,020
LaSalle Hotel Properties                                     7,755      222,801
Life Partners Holdings, Inc.                                     1           18
Morningstar, Inc.*                                           7,139      437,978
Portfolio Recovery Associates, Inc. +                       14,575      625,122
Waddell & Reed Financial, Inc. - Class A                    10,370      333,188
Wright Express Corp.*                                       14,219      436,950
--------------------------------------------------------------------------------
                                                                      3,472,760
--------------------------------------------------------------------------------

ENERGY -- 6.7%
Atwood Oceanics, Inc.*                                       6,885      631,492
Berry Petroleum Co.                                         14,792      687,679
Cabot Oil & Gas Corp.                                        8,576      436,004
Helix Energy Solutions Group, Inc.*                          2,970       93,555
Natural Gas Services Group, Inc.*                            3,606       78,719
Superior Well Services, Inc.*                                8,534      186,639
W-H Energy Services, Inc.*                                   9,862      678,999
--------------------------------------------------------------------------------
                                                                      2,793,087
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 5.2%
Andersons, Inc. +                                           13,966      623,023
Greif, Inc. - Class A                                        7,330      497,927
Terra Industries, Inc.*                                     19,734      701,149
Valmont Industries, Inc. +                                   3,945      346,726
--------------------------------------------------------------------------------
                                                                      2,168,825
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Diversified Small Cap Growth Fund (Continued)
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 98.9% (CONTINUED)                         SHARES     VALUE
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 3.2%
AAR Corp.*                                                   4,937  $   134,632
Polaris Industries, Inc. +                                  10,530      431,835
Wabtec Corp.                                                20,168      759,527
--------------------------------------------------------------------------------
                                                                      1,325,994
--------------------------------------------------------------------------------

UTILITIES -- 0.5%
NTELOS Holdings Corp.                                        8,630      208,846
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                 $41,223,139
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 24.2%
BBH Securities Lending Fund **                           9,672,350    9,672,350
Touchstone Institutional
   Money Market Fund^                                      426,337      426,337
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                              $10,098,687
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 123.1%
(Cost $55,445,780)                                                  $51,321,826

LIABILITIES IN EXCESS OF OTHER ASSETS -- (23.1%)                     (9,630,277)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                $41,691,549
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

+ All or a portion of the security is on loan. The total value of securities on loan, as of March 31, 2008, was $9,511,714.

**    Represents collateral for securities loaned.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Growth Opportunities Fund - March 31, 2008
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 95.0%                                     SHARES     VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 29.6%
Adolor Corp.*                                              107,500  $   491,275
Biogen Idec, Inc.*                                          21,800    1,344,842
Celgene Corp.*                                              28,375    1,739,103
CVS Caremark Corp.                                          31,500    1,276,065
Elan Corp. PLC - SPONS ADR* +                               79,500    1,658,370
Gen-Probe, Inc.*                                            14,100      679,620
Immucor, Inc.*                                              21,200      452,408
Masimo Corp.* +                                             20,500      533,000
OSI Pharmaceuticals, Inc.* +                                21,500      803,885
Palomar Medical Technologies, Inc.* +                       12,100      182,710
Santarus, Inc.* +                                           59,200      152,144
Shire PLC - ADR                                             10,200      591,192
Thermo Fisher Scientific, Inc.*                             15,400      875,336
Vanda Pharmaceuticals, Inc*                                 32,200      124,614
Wyeth                                                       18,000      751,680
--------------------------------------------------------------------------------
                                                                     11,656,244
--------------------------------------------------------------------------------

TECHNOLOGY -- 15.7%
ACI Worldwide, Inc.* +                                      31,500      627,480
Autodesk, Inc.*                                             23,400      736,632
Check Point Software
   Technologies Ltd.*                                        9,800      219,520
Hewlett-Packard Co.                                         18,000      821,880
Microsoft  Corp.                                            26,700      757,746
NetApp, Inc.*                                               18,000      360,900
Nuance Communications, Inc.* +                              50,300      875,723
Oracle Corp.*                                               42,400      829,344
QUALCOMM, Inc.                                              23,800      975,800
--------------------------------------------------------------------------------
                                                                      6,205,025
--------------------------------------------------------------------------------

ENERGY -- 13.6%
Exterran Holdings, Inc.*                                     8,500      548,590
Halliburton Co.                                             16,700      656,811
Hess Corp.                                                   6,700      590,806
National-Oilwell Varco, Inc.*                               15,400      899,052
Smith International, Inc.                                   11,600      745,068
Suncor Energy, Inc.                                          9,400      905,690
Weatherford International Ltd.* +                           14,100    1,021,827
--------------------------------------------------------------------------------
                                                                      5,367,844
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 9.9%
Goldcorp, Inc. +                                            29,600    1,147,000
Monsanto Co.                                                10,900    1,215,350
Praxair, Inc.                                                9,600      808,608
Textron, Inc.                                               13,100      726,002
--------------------------------------------------------------------------------
                                                                      3,896,960
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 9.8%
Bare Escentuals, Inc.* +                                    33,400      782,228
Geo Group, Inc.*                                            24,400      693,936
MGM Mirage* +                                                8,187      481,150
MSC Industrial Direct Co., Inc. +                           10,200      430,950
SkillSoft PLC - ADR*                                        39,400      412,518
Wal-Mart Stores, Inc.                                       20,300    1,069,404
--------------------------------------------------------------------------------
                                                                      3,870,186
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 8.2%
Charles Schwab Corp.                                        32,800      617,624
CME Group, Inc. - Class A                                    1,200      562,920
InterContinental Exchange, Inc.*                             5,100      665,550
LaSalle Hotel Properties REIT                               14,000      402,220
NYMEX Holdings, Inc. +                                       5,100      462,213
Signature Bank* +                                           19,800      504,900
--------------------------------------------------------------------------------
                                                                      3,215,427
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 5.9%
AMETEK, Inc.                                                17,350      761,839
IDEX Corp.                                                  16,400      503,316
ITT Corp.                                                   12,200      632,082
Polycom, Inc.*                                              19,900      448,546
--------------------------------------------------------------------------------
                                                                      2,345,783
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 2.3%
Church & Dwight Co., Inc. +                                 16,800      911,232
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                 $37,468,701
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 29.6%
BBH Securities Lending Fund **                           9,585,335    9,585,335
Touchstone Institutional
   Money Market Fund^                                    2,103,630    2,103,630
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                              $11,688,965
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 124.6%
(Cost $46,863,713)                                                  $49,157,666

LIABILITIES IN EXCESS OF OTHER ASSETS -- (24.6%)                     (9,719,664)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                $39,438,002
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

+ All or a portion of the security is on loan. The total value of securities on loan, as of March 31, 2008, was $9,218,088.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Large Cap Core Equity Fund - March 31, 2008
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 99.0%                                      SHARES     VALUE
--------------------------------------------------------------------------------
TECHNOLOGY -- 16.5%
Amphenol Corp.                                              24,238  $   902,866
Cisco Systems, Inc.*                                        92,420    2,226,398
Hewlett-Packard Co.                                         38,401    1,753,390
Intel Corp.                                                 84,821    1,796,509
Microsoft Corp.                                             94,776    2,689,743
Oracle Corp.*                                               92,524    1,809,769
QUALCOMM, Inc.                                              56,045    2,297,845
Texas Instruments, Inc.                                     31,275      884,144
--------------------------------------------------------------------------------
                                                                     14,360,664
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 15.8%
Applied Materials                                          134,708    2,628,153
Caterpillar, Inc.                                           23,344    1,827,602
Danaher Corp.                                               17,636    1,340,865
Emerson Electric Co.                                        26,302    1,353,501
General Electric Co.                                        61,154    2,263,310
Illinois Tool Works, Inc.                                   37,036    1,786,246
United Technologies Corp.                                   38,786    2,669,253
--------------------------------------------------------------------------------
                                                                     13,868,930
--------------------------------------------------------------------------------

ENERGY -- 14.2%
BP PLC                                                      36,658    2,223,308
Chevron Corp.                                               31,718    2,707,449
ConocoPhillips                                              35,216    2,683,811
Ensco International, Inc.                                   14,296      895,216
Marathon Oil Corp.                                          57,320    2,613,792
Transocean, Inc.                                             9,852    1,331,990
--------------------------------------------------------------------------------
                                                                     12,455,566
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 13.6%
AFLAC, Inc.                                                 35,034    2,275,457
Allstate Corp.                                              28,048    1,347,987
American Express Co.                                        39,782    1,739,269
Bank of America Corp.                                       56,794    2,153,061
Lincoln National Corp.                                      25,949    1,349,348
Wells Fargo & Co.                                           73,688    2,144,321
Western Union Co.                                           43,162      918,056
--------------------------------------------------------------------------------
                                                                     11,927,499
--------------------------------------------------------------------------------

HEALTH CARE -- 12.9%
Cardinal Health, Inc.                                       34,225    1,797,155
CVS Caremark Corp.                                          21,848      885,062
Laboratory Corp. of
   America Holdings*                                        12,181      897,496
McKesson Corp.                                              25,924    1,357,640
Novartis AG - ADR                                           26,729    1,369,327
Pfizer, Inc.                                                87,032    1,821,579
UnitedHealth Group, Inc.                                    39,802    1,367,597
WellPoint, Inc.*                                            39,685    1,751,299
--------------------------------------------------------------------------------
                                                                     11,247,155
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 9.1%
Best Buy Co., Inc.                                          52,421    2,173,375
Kimberly-Clark Corp.                                        41,892    2,704,128
McDonald's Corp.                                            16,208      903,920
Target Corp.                                                43,676    2,213,500
--------------------------------------------------------------------------------
                                                                      7,994,923
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 6.2%
Altria Group, Inc.                                          24,465      543,123
Kraft Foods, Inc. - Class A                                 58,058    1,800,379
Pepsico, Inc.                                               25,341    1,829,619
Philip Morris International, Inc.*                          24,465    1,237,440
--------------------------------------------------------------------------------
                                                                      5,410,561
--------------------------------------------------------------------------------

UTILITIES -- 5.7%
AT&T, Inc.                                                  59,428    2,276,092
Dominion Resources, Inc.                                    65,798    2,687,191
--------------------------------------------------------------------------------
                                                                      4,963,283
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 3.5%
Honda Motor Co., Ltd.                                       44,903    1,293,655
Union Pacific Corp.                                         14,326    1,796,194
--------------------------------------------------------------------------------
                                                                      3,089,849
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 1.5%
Praxair, Inc.                                               15,902    1,339,425
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                 $86,657,855
--------------------------------------------------------------------------------

INVESTMENT FUND -- 1.0%
Touchstone Institutional
   Money Market Fund^                                      909,424  $   909,424
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 100.0%
(Cost $87,095,622)                                                  $87,567,279

LIABILITIES IN EXCESS OF OTHER ASSETS -- 0.0%                           (43,285)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                                $87,523,994
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Large Cap Growth Fund - March 31, 2008
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 95.9%                                   SHARES        VALUE
--------------------------------------------------------------------------------

ENERGY -- 16.0%
Cameron International Corp.*                            587,510  $   24,463,916
EnCana Corp. +                                          497,300      37,670,476
National-Oilwell Varco, Inc.*                           325,990      19,031,296
NRG Energy, Inc.* +                                     552,530      21,543,145
Schlumberger Ltd.                                       358,200      31,163,400
Smith International, Inc.                               455,807      29,276,484
--------------------------------------------------------------------------------
                                                                    163,148,717
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 13.3%
Mosaic Co. (The)*                                       273,540      28,065,204
Potash Corp. of Saskatchewan, Inc.                      271,615      42,157,363
Praxair, Inc.                                           308,450      25,980,744
Precision Castparts Corp. +                             207,210      21,151,997
Southern Copper Corp. +                                 170,320      17,684,326
--------------------------------------------------------------------------------
                                                                    135,039,634
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 12.3%
Deere & Co.                                             215,500      17,334,820
Lockheed Martin Corp.                                   338,840      33,646,812
Nokia Corp. - ADR                                       672,270      21,398,354
Raytheon Co.                                            323,225      20,883,567
Research In Motion Ltd.*                                283,650      31,834,040
--------------------------------------------------------------------------------
                                                                    125,097,593
--------------------------------------------------------------------------------

HEALTH CARE -- 11.9%
Baxter International, Inc.                              423,640      24,494,865
CVS Caremark Corp.                                      398,700      16,151,337
Express Scripts, Inc.* +                                460,470      29,617,430
Gilead Sciences, Inc.*                                  580,205      29,897,964
Stryker Corp.                                           325,965      21,204,023
--------------------------------------------------------------------------------
                                                                    121,365,619
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 10.5%
Coca-Cola Co.                                           487,740      29,688,734
Colgate-Palmolive Co.                                   396,535      30,894,041
PepsiCo, Inc.                                           345,320      24,932,104
William Wrigley Jr. Co.                                 338,865      21,294,277
--------------------------------------------------------------------------------
                                                                    106,809,156
--------------------------------------------------------------------------------

TECHNOLOGY -- 8.5%
Apple Computer, Inc.*                                   170,335      24,443,072
L-3 Communications Holdings, Inc.                       191,000      20,883,940
Oracle Corp.*                                         1,120,680      21,920,501
SunPower Corp. - Class A* +                             256,010      19,075,305
--------------------------------------------------------------------------------
                                                                     86,322,818
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 7.7%
Google, Inc. - Class A* +                                48,850      21,516,960
McDonald's Corp.                                        492,645      27,474,812
Nike, Inc. - Class B +                                  427,300      29,056,399
--------------------------------------------------------------------------------
                                                                     78,048,171
--------------------------------------------------------------------------------

UTILITIES -- 7.3%
America Movil S.A. - ADR                                564,525      35,954,598
Rogers Communications, Inc. +                           394,170      14,158,586
Vimpel-Communications                                   809,505      24,196,104
--------------------------------------------------------------------------------
                                                                     74,309,288
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 4.0%
Loews Corp.                                             472,390      18,999,526
Mastercard, Inc. +                                       99,540      22,196,424
--------------------------------------------------------------------------------
                                                                     41,195,950
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 3.2%
CSX Corp.                                               585,685      32,839,358
--------------------------------------------------------------------------------

OTHER -- 1.2%
Foster Wheeler, Ltd.*                                   221,040      12,515,285
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                              $  976,691,589
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 14.6%
BBH Securities Lending Fund **                      107,844,639     107,844,639
Touchstone Institutional
   Money Market Fund^                                40,267,884      40,267,884
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                           $  148,112,523
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 110.5%
(Cost $976,301,462)                                              $1,124,804,112

LIABILITIES IN EXCESS OF OTHER ASSETS -- (10.5%)                   (107,225,988)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                             $1,017,578,124
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

+ All or a portion of the security is on loan. The total value of securities on loan, as of March 31, 2008, was $107,048,534.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Large Cap Value Fund - March 31, 2008
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 96.9%                                     SHARES     VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 35.4%
Annaly Capital Management, Inc.                             27,600 $    422,832
Citigroup, Inc.                                             74,400    1,593,648
Fannie Mae                                                  81,600    2,147,712
Freddie Mac                                                 92,900    2,352,228
Genworth Financial, Inc.                                    80,447    1,821,320
Regions Financial Corp. +                                   13,800      272,550
Wachovia Corp. +                                            54,900    1,482,300
Washington Mutual, Inc. +                                  162,900    1,677,870
--------------------------------------------------------------------------------
                                                                     11,770,460
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 24.9%
Alcatel - Lucent - ADR +                                   263,700    1,518,912
Centex Corp.                                                45,300    1,096,713
D.R. Horton, Inc.                                          122,400    1,927,800
Navistar International Corp.*                               20,000    1,203,000
Nortel Networks Corp.*                                      18,150      121,424
Pulte Homes, Inc.                                          117,400    1,708,170
Tyco International Ltd.                                     15,900      700,395
--------------------------------------------------------------------------------
                                                                      8,276,414
--------------------------------------------------------------------------------

TECHNOLOGY -- 10.0%
AU Optronics Corp. - ADR +                                  45,764      786,683
BearingPoint, Inc.* +                                      424,700      713,496
Dell, Inc.*                                                 54,300    1,081,656
Motorola, Inc.                                              79,600      740,280
--------------------------------------------------------------------------------
                                                                      3,322,115
--------------------------------------------------------------------------------

ENERGY -- 9.8%
Peabody Energy Corp.                                        30,900    1,575,900
Reliant Energy, Inc.*                                       71,200    1,683,880
--------------------------------------------------------------------------------
                                                                      3,259,780
--------------------------------------------------------------------------------

UTILITIES -- 5.8%
Mirant Corp.*                                               28,700    1,044,393
Sprint Nextel Corp.                                        129,800      868,362
--------------------------------------------------------------------------------
                                                                      1,912,755
--------------------------------------------------------------------------------

OTHER -- 4.5%
iShares Russell 1000
   Value Index Fund +                                       20,600    1,506,684
--------------------------------------------------------------------------------

HEALTH CARE -- 2.2%
Omnicare, Inc.                                               4,200       76,272
Sanofi-Aventis - ADR                                        17,200      645,688
--------------------------------------------------------------------------------
                                                                        721,960
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 1.7%
AbitibiBowater, Inc. +                                      43,003      555,169
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 0.9%
Ford Motor Co.* +                                           54,300      310,596
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 0.9%
J.C. Penney Co., Inc.                                        7,500      282,825
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 0.8%
Safeway, Inc.                                                9,500      278,825
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                $ 32,197,583
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 28.5%
BBH Securities Lending Fund **                           8,452,198    8,452,198
Touchstone Institutional
   Money Market Fund^                                    1,031,802    1,031,802
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                             $  9,484,000
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 125.4%
(Cost $57,130,778)                                                 $ 41,681,583

LIABILITIES IN EXCESS OF OTHER ASSETS -- (25.4%)                     (8,433,085)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 33,248,498
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

+ All or a portion of the security is on loan. The total value of securities on loan, as of March 31, 2008, was $8,370,041.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Micro Cap Growth Fund - March 31, 2008
--------------------------------------------------------------------------------

                                                                     MARKET
COMMON STOCKS -- 100.7%                                   SHARES      VALUE
--------------------------------------------------------------------------------

TECHNOLOGY -- 24.5%
Actuate Corp.*                                            159,600  $    654,360
Advanced Analogic
   Technologies, Inc.*                                     60,300       338,886
BSQUARE Corp.*                                            138,300       539,370
Comtech Group, Inc.*                                       50,000       539,500
Concur Technologies, Inc.*                                 50,000     1,552,499
Ebix, Inc.*                                                 6,700       495,800
GSI Technology, Inc.*                                      26,474        70,156
iGate Capital Corp.*                                       86,300       614,456
Image Sensing Systems, Inc.*                                1,800        22,140
Integrated Silicon Solution, Inc.*                         42,893       259,503
Intervoice, Inc.*                                          46,200       367,752
INX, Inc.*                                                 10,900        85,565
NetScout Systems, Inc.*                                    51,000       474,300
Pericom Semiconductor Corp.*                               57,300       841,164
Silicom Ltd.* +                                            78,800     1,092,956
TechTeam Global, Inc.*                                      9,675        87,559
Video Display Corp.*                                       19,800       145,134
Vocus, Inc.*                                               19,500       514,800
Website Pros, Inc.*                                         9,100        89,453
Yucheng Technologies Ltd.*                                  2,700        44,685
--------------------------------------------------------------------------------
                                                                      8,830,038
--------------------------------------------------------------------------------

HEALTH CARE -- 19.3%
Accelrys, Inc.*                                            12,800        69,248
Air Methods Corp.* +                                       32,700     1,581,699
Almost Family, Inc.*                                       58,700     1,168,717
Bio-Imaging Technologies, Inc.*                             7,000        49,070
BioScrip, Inc.*                                            75,400       509,704
Cynosure, Inc. - Class A*                                  25,600       545,280
HMS Holdings Corp.*                                        53,000     1,513,150
Mesa Laboratories, Inc.                                    24,900       532,860
Metropolitan Health Networks, Inc.*                        92,600       208,350
Synovis Life Technologies, Inc.*                           50,200       787,136
--------------------------------------------------------------------------------
                                                                      6,965,214
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 13.8%
American Physicians Capital, Inc.                          37,500     1,738,500
CyberSource Corp.*                                        109,300     1,596,873
Life Partners Holdings, Inc. +                             23,201       428,058
TheStreet.com, Inc. +                                     150,000     1,212,000
--------------------------------------------------------------------------------
                                                                      4,975,431
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 13.7%
Aetrium, Inc.*                                             31,000       121,830
AZZ, Inc.*                                                  7,800       277,524
Ducommun, Inc.*                                            23,700       655,779
Globecomm Systems, Inc.*                                    7,600        66,120
Graham Corp.                                               18,250       649,518
Kadant, Inc.*                                              30,400       893,152
Key Technology, Inc.*                                      36,400     1,084,356
KMG Chemicals, Inc.                                         3,300        50,919
K-Tron International, Inc.*                                 7,000       840,770
SL Industries, Inc.*                                        2,100        41,790
Team, Inc.*                                                 9,600       262,080
--------------------------------------------------------------------------------
                                                                      4,943,838
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 11.3%
American Medical Alert Corp.* +                            80,100       457,371
America's Car-Mart, Inc.*                                     600         7,554
Chindex International, Inc.* +                              9,700       366,078
Command Security Corp.*                                     2,631        10,866
DG Fastchannel, Inc.*                                      32,300       619,514
Greenfield Online, Inc.*                                   14,500       171,970
Learning Tree International, Inc.*                         53,500       750,070
Lodgian, Inc.*                                              3,300        36,795
Management Network Group, Inc.*                            46,400        88,160
PC Connection, Inc.* +                                     29,100       230,472
Perficient, Inc.* +                                        75,300       597,882
Smith & Wesson Holding Corp.* +                            52,511       263,605
Standard Parking Corp.*                                    22,800       477,888
--------------------------------------------------------------------------------
                                                                      4,078,225
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 8.5%
Chase Corp.                                                11,300       204,643
Furmanite Corp.*                                           82,100       697,850
Innophos Holdings, Inc.                                     2,300        37,007
L. B. Foster Co.*                                          39,900     1,718,094
Landec Corp.*                                               5,200        43,836
Michael Baker Corp.*                                        5,300       119,038
Quaker Chemical Corp.                                       1,200        37,548
UFP Technologies, Inc.*                                    24,850       192,588
--------------------------------------------------------------------------------
                                                                      3,050,604
--------------------------------------------------------------------------------

ENERGY -- 5.3%
Clayton Williams Energy, Inc.*                             20,200     1,060,298
Matrix Service Co.*                                        30,600       525,708
Mitcham Industries, Inc.*                                  19,000       338,580
--------------------------------------------------------------------------------
                                                                      1,924,586
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 4.3%
Amerigon, Inc.*                                           105,000     1,554,000
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                                $ 36,321,936
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Micro Cap Growth Fund (Continued)
--------------------------------------------------------------------------------

                                                                     MARKET
                                                          SHARES      VALUE
--------------------------------------------------------------------------------

INVESTMENT FUND -- 16.2%
BBH Securities Lending Fund **                         5,855,699   $  5,855,699
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 116.9%
(Cost $33,647,433)                                                 $ 42,177,635

LIABILITIES IN EXCESS OF OTHER ASSETS -- (16.9%)                     (6,089,103)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                               $ 36,088,532
================================================================================

*     Non-income producing security.

+ All or a portion of the security is on loan. The total value of securities on loan, as of March 31, 2008, was $5,329,719.

**    Represents collateral for securities loaned.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Portfolio of Investments
Mid Cap Growth Fund - March 31, 2008
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 97.4%                                   SHARES       VALUE
--------------------------------------------------------------------------------

HEALTH CARE -- 21.7%
Barr Pharmaceuticals, Inc.*                              243,100   $ 11,744,161
Beckman Coulter, Inc.                                     92,700      5,983,785
Celgene Corp.*                                           575,400     35,266,266
DaVita, Inc.*                                            336,600     16,076,016
Dentsply International, Inc.                             421,600     16,273,760
Edwards Lifesciences Corp.*                              238,950     10,645,223
Elan Corp. PLC - SPONS ADR* +                          1,235,100     25,764,186
HEALTHSOUTH Corp.* +                                     339,060      6,031,877
Hillenbrand Industries, Inc.                             142,100      6,792,380
Hospira, Inc.*                                           154,040      6,588,291
IDEXX Laboratories, Inc.*                                178,600      8,797,836
Invitrogen Corp.* +                                      153,800     13,145,286
ResMed, Inc.* +                                          272,800     11,506,704
Shire Pharmaceuticals
   Group PLC - ADR +                                     297,600     17,248,896
Thermo Fisher Scientific, Inc.*                          167,450      9,517,858
VCA Antech, Inc.*                                        390,700     10,685,645
Vertex Pharmaceuticals, Inc.* +                          317,500      7,585,075
--------------------------------------------------------------------------------
                                                                    219,653,245
--------------------------------------------------------------------------------

CONSUMER DISCRETIONARY -- 14.9%
Cheesecake Factory, Inc.* +                              358,800      7,818,252
Coldwater Creek, Inc.* +                                 961,240      4,854,262
Corrections Corp. of America*                            515,900     14,197,568
DeVry, Inc. +                                            317,500     13,284,200
Dick's Sporting Goods, Inc.* +                           267,900      7,174,362
Gap, Inc.                                                409,000      8,049,120
Gaylord Entertainment Co.*                               277,800      8,414,562
International Flavors &
   Fragrances, Inc.                                      206,800      9,109,540
Macy's, Inc.                                             335,774      7,742,948
MSC Industrial Direct Co., Inc.                          352,200     14,880,450
Newell Rubbermaid, Inc.                                  520,800     11,910,696
Regis Corp.                                              293,529      8,069,112
Snap-On, Inc.                                            146,080      7,428,168
Starwood Hotels & Resorts
   Worldwide, Inc.                                       257,900     13,346,325
VistaPrint Ltd.* +                                       436,500     15,255,676
--------------------------------------------------------------------------------
                                                                    151,535,241
--------------------------------------------------------------------------------

ENERGY -- 14.8%
Cameron International Corp.* +                           192,700      8,024,028
Chesapeake Energy Corp. +                                347,200     16,023,280
CONSOL Energy, Inc.                                      281,500     19,476,985
Equitable Resources, Inc.                                223,200     13,146,480
Grant Prideco, Inc.*                                     272,800     13,427,216
Hess Corp. +                                             183,500     16,181,030
Murphy Oil Corp.                                         145,620     11,961,227
Nabors Industries, Ltd.*                                 362,500     12,241,625
Range Resources Corp.                                    188,500     11,960,325
Smith International, Inc.                                262,900     16,886,067
Weatherford International Ltd.* +                        155,400     11,261,838
--------------------------------------------------------------------------------
                                                                    150,590,101
--------------------------------------------------------------------------------

TECHNOLOGY -- 14.1%
ADC Telecommunications, Inc.*                            412,900      4,987,832
Analog Devices, Inc.                                     328,000      9,682,560
Autodesk, Inc.*                                          357,200     11,244,656
BMC Software, Inc.*                                      391,900     12,744,588
Broadcom Corp. - Class A*                                370,300      7,135,681
Brocade Communications
   Systems, Inc.* +                                      873,000      6,372,900
Cognizant Technology
   Solutions Corp.*                                      372,000     10,724,760
LSI Logic Corp.*                                       1,406,000      6,959,700
Marvell Technology Group Ltd.*                           634,900      6,907,712
Maxim Integrated Products, Inc.                          483,800      9,864,682
NetApp, Inc.*                                            401,800      8,056,090
ON Semiconductor Corp.*                                1,572,100      8,929,528
Red Hat, Inc.* +                                         406,800      7,481,052
SAIC, Inc.*                                              639,900     11,895,741
Sun Microsystems, Inc.*                                  430,550      6,686,442
Varian, Inc.*                                            139,395      8,073,758
Zebra Technologies Corp.*                                151,215      5,038,484
--------------------------------------------------------------------------------
                                                                    142,786,166
--------------------------------------------------------------------------------

PRODUCER DURABLES -- 13.0%
Alliant Techsystems, Inc.* +                              93,235      9,652,620
AMETEK, Inc. +                                           307,550     13,504,520
Dover Corp.                                              180,890      7,557,584
Empresa Brasileira De
   Aeronautica S.A. +                                    238,150      9,409,307
IDEX Corp.                                               280,300      8,602,407
ITT Industries, Inc. +                                   193,500     10,025,235
Joy Global, Inc.                                         173,000     11,272,680
KLA-Tencor Corp.                                         110,000      4,081,000
Lennar Corp. +                                           266,500      5,012,865
Mettler-Toledo International, Inc.*                      133,900     13,004,367
SPX Corp.                                                108,540     11,385,846
Teleflex, Inc.                                           166,687      7,952,637
Teradyne, Inc.*                                          306,750      3,809,835
Thomas & Betts Corp.*                                    203,400      7,397,658
Toll Brothers, Inc.*                                     153,600      3,606,528
Verigy Ltd.*                                             316,151      5,956,285
--------------------------------------------------------------------------------
                                                                    132,231,374
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 11.3%
Annaly Capital Management, Inc.                          580,400      8,891,728
Arch Capital Group, Ltd.*                                 74,285      5,101,151
Assurant, Inc. +                                         134,380      8,178,367
E*TRADE Financial Corp.* +                             1,300,600      5,020,316
Federated Investors, Inc. - Class B                      278,900     10,921,724
Hudson City Bancorp, Inc.                                536,855      9,491,596
IntercontinentalExchange, Inc.*                           68,600      8,952,300
Knight Capital Group, Inc.*                              625,800     10,162,992
Moody's Corp. +                                          309,100     10,765,953
New York Community Bancorp, Inc.                         455,392      8,297,242

--------------------------------------------------------------------------------
Mid Cap Growth Fund (Continued)
--------------------------------------------------------------------------------

                                                                      MARKET
COMMON STOCKS -- 97.4% (CONTINUED)                       SHARES       VALUE
--------------------------------------------------------------------------------

FINANCIAL SERVICES -- 11.3% (CONTINUED)
NYMEX Holdings, Inc. +                                   94,000  $    8,519,220
People's United Financial, Inc. +                       676,254      11,705,957
Willis Group Holdings Ltd.                              254,289       8,546,653
--------------------------------------------------------------------------------
                                                                    114,555,199
--------------------------------------------------------------------------------

MATERIALS AND PROCESSING -- 4.7%
Commercial Metals Co.                                   274,700       8,232,759
Crown Holdings, Inc.*                                   396,800       9,983,488
Cytec Industries, Inc.                                  162,715       8,762,203
Hexcel Corp.*                                           294,195       5,622,066
Textron, Inc.                                           272,800      15,118,576
--------------------------------------------------------------------------------
                                                                     47,719,092
--------------------------------------------------------------------------------

AUTOS AND TRANSPORTATION -- 1.9%
Kirby Corp.*                                            163,700       9,330,900
WABCO Holdings, Inc.                                    208,339       9,504,425
--------------------------------------------------------------------------------
                                                                     18,835,325
--------------------------------------------------------------------------------

CONSUMER STAPLES -- 1.0%
Whole Foods Market, Inc. +                              293,400       9,673,398
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS                                              $  987,579,141
--------------------------------------------------------------------------------

INVESTMENT FUNDS -- 23.0%
BBH Securities Lending Fund **                      202,552,827     202,552,827
Touchstone Institutional
   Money Market Fund^                                31,135,521      31,135,521
--------------------------------------------------------------------------------

TOTAL INVESTMENT FUNDS                                             $233,688,348
--------------------------------------------------------------------------------

TOTAL INVESTMENT SECURITIES -- 120.4%
(Cost $1,147,885,971)                                            $1,221,267,489

LIABILITIES IN EXCESS OF OTHER ASSETS -- (20.4%)                   (206,977,093)
--------------------------------------------------------------------------------

NET ASSETS -- 100.0%                                             $1,014,290,396
================================================================================

*     Non-income producing security.

^ Affiliated Fund, sub-advised by Fort Washington Investment Advisors, Inc. See Note 5.

+ All or a portion of the security is on loan. The total value of securities on loan, as of March 31, 2008, was $199,726,654.

**    Represents collateral for securities loaned.

ADR   American Depository Receipt.

See accompanying notes to financial statements.

--------------------------------------------------------------------------------
Report of Independent Registered Public Accounting Firm
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Touchstone Strategic Trust

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Touchstone Strategic Trust, comprised of the Touchstone Diversified Small Cap Growth Fund, Touchstone Growth Opportunities Fund, Touchstone Large Cap Core Equity Fund, Touchstone Large Cap Growth Fund, Touchstone Large Cap Value Fund, Touchstone Micro Cap Growth Fund, and Touchstone Mid Cap Growth Fund (the "Funds"), as of March 31, 2008, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years or periods in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Funds' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2008, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds comprising Touchstone Strategic Trust at March 31, 2008, the results of their operations for the year then ended, the changes in their net assets for each of the two years or periods in the period then ended and their financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
May 15, 2008

--------------------------------------------------------------------------------
Other Items (Unaudited)
--------------------------------------------------------------------------------

DIVIDENDS RECEIVED DEDUCTION

For corporate shareholders, the following ordinary dividends paid during the year ended March 31, 2008 qualify for the corporate dividends received deduction:

Diversified Small Cap Growth Fund      5%
Large Cap Core Equity Fund            93%
Large Cap Value Fund                  45%
Mid Cap Growth Fund                   79%

PROXY VOTING

The Sub-Advisors are responsible for exercising the voting rights associated with the securities purchased and held by the Funds. A description of the policies and procedures that the Sub-Advisors use in fulfilling this responsibility and information regarding how those proxies were voted during the twelve month period ended June 30 are available without charge upon request by calling toll free 1.800.543.0407. These items are also available on the Securities and Exchange Commission's (the Commission) Website at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The Trust files a complete listing of portfolio holdings for each Fund as of the end of the first and third quarters of each fiscal year on Form N-Q. The complete listing (i) is available on the Commission's Website; (ii) may be reviewed and copied at the Commission's Public Reference Room in Washington, DC; and (iii) will be made available to shareholders upon request by calling
1.800.543.0407. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SCHEDULE OF SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including reinvested dividends or other distributions; and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Six Months Ended March 31, 2008" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                                                                     EXPENSES
                                                   NET EXPENSE           BEGINNING               ENDING             PAID DURING
                                                      RATIO               ACCOUNT               ACCOUNT           THE SIX MONTHS
                                                    ANNUALIZED             VALUE                 VALUE                 ENDED
                                                    MARCH 31,            OCTOBER 1,            MARCH 31,             MARCH 31,
                                                       2008                 2007                  2008                 2008*
---------------------------------------------------------------------------------------------------------------------------------
DIVERSIFIED SMALL CAP GROWTH FUND
     Class A              Actual                        1.38%           $1,000.00               $  826.40             $ 6.32
     Class A              Hypothetical                  1.38%           $1,000.00               $1,018.08             $ 6.98

     Class C              Actual                        0.84%           $1,000.00               $  823.70             $ 3.81
     Class C              Hypothetical                  0.84%           $1,000.00               $1,020.82             $ 4.23

     Class Y              Actual                        1.15%           $1,000.00               $  827.60             $ 5.26
     Class Y              Hypothetical                  1.15%           $1,000.00               $1,019.25             $ 5.81

GROWTH OPPORTUNITIES FUND
     Class A              Actual                        1.55%           $1,000.00               $  907.10             $ 7.40
     Class A              Hypothetical                  1.55%           $1,000.00               $1,017.24             $ 7.83

     Class B              Actual                        2.30%           $1,000.00               $  898.50             $10.89
     Class B              Hypothetical                  2.30%           $1,000.00               $1,013.52             $11.55

     Class C              Actual                        2.30%           $1,000.00               $  899.60             $10.94
     Class C              Hypothetical                  2.30%           $1,000.00               $1,013.49             $11.59

LARGE CAP CORE EQUITY FUND
     Class A              Actual                        1.15%           $1,000.00               $  868.60             $ 5.38
     Class A              Hypothetical                  1.15%           $1,000.00               $1,019.24             $ 5.81

     Class C              Actual                        1.90%           $1,000.00               $  865.40             $ 8.87
     Class C              Hypothetical                  1.90%           $1,000.00               $1,015.49             $ 9.58

LARGE CAP GROWTH FUND
     Class A              Actual                        1.25%           $1,000.00               $  909.30             $ 5.98
     Class A              Hypothetical                  1.25%           $1,000.00               $1,018.74             $ 6.32

     Class B              Actual                        2.00%           $1,000.00               $  903.50             $ 9.49
     Class B              Hypothetical                  2.00%           $1,000.00               $1,015.03             $10.05

     Class C              Actual                        2.00%           $1,000.00               $  903.70             $ 9.53
     Class C              Hypothetical                  2.00%           $1,000.00               $1,014.99             $10.09

     Class Y              Actual                        1.00%           $1,000.00               $  910.90             $ 4.77
     Class Y              Hypothetical                  1.00%           $1,000.00               $1,020.00             $ 5.05

LARGE CAP VALUE FUND
     Class A              Actual                        1.35%           $1,000.00               $  680.00             $ 5.68
     Class A              Hypothetical                  1.35%           $1,000.00               $1,018.24             $ 6.82

     Class C              Actual                        2.10%           $1,000.00               $  676.00             $ 8.81
     Class C              Hypothetical                  2.10%           $1,000.00               $1,014.49             $10.59

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

SCHEDULE OF SHAREHOLDER EXPENSES (CONTINUED)

                                                                                                                     EXPENSES
                                                  NET EXPENSE            BEGINNING               ENDING             PAID DURING
                                                     RATIO                ACCOUNT                ACCOUNT           THE SIX MONTHS
                                                  ANNUALIZED               VALUE                  VALUE                ENDED
                                                   MARCH 31,            OCTOBER 1,              MARCH 31,            MARCH 31,
                                                     2008                  2007                   2008                 2008*
---------------------------------------------------------------------------------------------------------------------------------
MICRO CAP GROWTH FUND
     Class A           Actual                          1.70%            $1,000.00                $  762.70            $ 7.50
     Class A           Hypothetical                    1.70%            $1,000.00                $1,016.49            $ 8.59

     Class C           Actual                          2.45%            $1,000.00                $  759.90            $10.80
     Class C           Hypothetical                    2.45%            $1,000.00                $1,012.73            $12.35

     Class Y           Actual                          1.44%            $1,000.00                $  763.40            $ 6.35
     Class Y           Hypothetical                    1.44%            $1,000.00                $1,017.80            $ 7.26

MID CAP GROWTH FUND
     Class A           Actual                          1.50%            $1,000.00                $  904.90            $ 7.14
     Class A           Hypothetical                    1.50%            $1,000.00                $1,017.51            $ 7.56

     Class B           Actual                          2.24%            $1,000.00                $  901.60            $10.67
     Class B           Hypothetical                    2.24%            $1,000.00                $1,013.78            $11.29

     Class C           Actual                          2.25%            $1,000.00                $  901.30            $10.67
     Class C           Hypothetical                    2.25%            $1,000.00                $1,013.78            $11.30

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by [number of days in most recent fiscal half-year/365 [or366]] (to reflect the one-half year period).

ANNUAL RENEWAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

At a meeting held on November 15, 2007, the Board of Trustees (the "Board") of the Touchstone Strategic Trust (the "Trust"), and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreement between the Trust and the Advisor with respect to each Fund of the Trust and the applicable Sub-Advisory Agreement(s) between the Advisor and the applicable Sub-Advisor(s).

In determining whether to approve the continuation of the Investment Advisory Agreement and the Sub-Advisory Agreements, the Advisor furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) was in the best interests of each Fund and its respective shareholders. The information provided to the Board included: (1) industry data comparing advisory fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Advisor's and its affiliates' revenues and costs of providing services to the Funds; and
(4) information about the Advisor's and Sub-Advisors' personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Investment Advisory Agreement and the Sub-Advisory Agreements with management and with experienced independent legal counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) with respect to each Fund. The Independent Trustees also reviewed the proposed continuation of the Investment Advisory Agreement and the applicable Sub-Advisory Agreement(s) with respect to each of the Funds in private sessions with independent legal counsel at which no representatives of management were present.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

In approving the Funds' Investment Advisory Agreement, the Board considered various factors, among them: (1) the nature, extent and quality of services provided to the Funds, including the personnel providing such services; (2) the Advisor's compensation and profitability; (3) a comparison of fees and performance with other advisers; (4) economies of scale; and (5) the terms of the Investment Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Advisor Services. The Board considered the level and depth of knowledge of the Advisor, including the professional experience and qualifications of senior personnel. The Board discussed the Advisor's effectiveness in monitoring the performance of each Sub-Advisor, including those that were affiliates of the Advisor and the Advisor's timeliness in responding to performance issues. In evaluating the quality of services provided by the Advisor, the Board took into account its familiarity with the Advisor's senior management through Board meetings, discussions and reports during the preceding year. The Board also took into account the Advisor's compliance policies and procedures. The quality of administrative and other services, including the Advisor's role in coordinating the activities of the Funds' other service providers, was also considered. The Board also considered the Advisor's relationship with its affiliates and the resources available to them, as well as any potential conflicts of interest. The Trustees concluded that they were satisfied with the nature, extent and quality of services provided to each Fund by the Advisor under the Investment Advisory Agreement.

Advisor's Compensation and Profitability. The Board took into consideration the financial condition and profitability of the Advisor and its affiliates (including the Sub-Advisors to certain of the Funds) and the direct and indirect benefits derived by the Advisor and its affiliates from the Advisor's relationship with the Funds. The information considered by the Board included operating profit margin information for the Advisor's business as a whole. The Board noted that the Advisor had waived advisory fees, administrative fees, and/or reimbursed expenses for certain Funds and also pays the Sub-Advisors' sub-advisory fees out of the advisory fees the Advisor receives from the Funds. The Board reviewed the profitability of the Advisor's relationship with the Funds both before and after tax expenses and whether the Advisor has the financial wherewithal to continue to provide a high level of services to the Funds, noting the ongoing commitment of the Advisor's parent company with respect to providing support and resources as needed. The Board also considered that the Funds' distributor, an affiliate of the Advisor, receives Rule 12b-1 distribution fees from the Funds and receives a portion of the sales charges on sales or redemptions of certain classes of shares. The Board also noted that the Advisor derives benefits to its reputation and other benefits from its association with the Funds.

The Board recognized that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to each Fund and the entrepreneurial risk that it assumes as Advisor. Based upon their review, the Trustees concluded that the Advisor and its affiliates' level of profitability, if any, from their relationship with each Fund was reasonable and not excessive.

Expenses and Performance. The Board compared the respective advisory fees and total expense ratios for each of the Funds with various comparative data, including the median and average advisory fees and total expense ratios of each Fund's respective peer group. The Board also considered the Funds' respective performance results during the six-months, twelve-months and twenty-four months ended September 30, 2007, as applicable, and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies.

The Board also considered the effect of each Fund's growth and size on its performance and expenses. The Board further noted that the Advisor had waived advisory fees and administrative fees, and/or reimbursed expenses for the Funds indicated below in order to reduce those Funds' respective operating expenses to targeted levels. The Board noted that the sub-advisory fees under the Sub-Advisory Agreement with respect to each Fund were paid by the Advisor out of the advisory fees it receives from the Fund and the impact of such sub-advisory fees on the profitability of the Advisor. In reviewing the respective expense ratios and performance of each of the Funds, the Board also took into account the nature, extent and quality of the services provided to the Funds by the Advisor and its affiliates.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

The Board also discussed with management certain factors as set forth in the conditions to the Funds' exemptive order issued by the Securities and Exchange Commission relating to investments by the non-money market Funds in the Institutional Money Market Fund (the "non-money market Funds"). Based upon the nature and extent of the services provided by the Advisor and the Sub-Advisors to each Fund and the costs to the Advisor and Sub-Advisors of the portion of the advisory fee and sub-advisory fee attributable to the portion of the non-money market Funds' assets to be invested in the Institutional Money Market Fund, the Board concluded that the advisory fee and the sub-advisory fee(s) of each non-money market Fund were based on services that were in addition to, rather than duplicative of, services provided under the Investment Advisory and Sub-Advisory Agreements with respect to the portion of such Funds to be invested in the Institutional Money Market Fund.

The Board considered, among other data, the specific factors and related conclusions set forth below with respect to each Fund:

Diversified Small Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median of its peer group. The Board noted that the Advisor was currently waiving its entire advisory fee, waiving a portion of the administrative fees, and reimbursing a portion of the Fund's expenses. The Fund's performance for the six-months ended September 30, 2007 was in the 1st quartile of the Fund's peer group. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and also found that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Growth Opportunities Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the administrative fees and reimbursing a portion of the Fund's expenses. The Fund's performance for the six-months and twelve-months ended September 30, 2007 was in the 2nd quartile of the Fund's peer group and in the 4th quartile for the twenty-four months ended September 30, 2007. The Board considered management's discussion of the Fund's performance. Based upon their review, the Trustees concluded that the Fund's recent performance was satisfactory and also found that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Large Cap Core Equity Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were below the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the administrative fees. The Fund's performance for the six-months and twenty-four months ended September 30, 2007 was in the 2nd quartile of the Fund's peer group and in the 3rd quartile for the twelve-months ended September 30, 2007. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the Fund's advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Large Cap Growth Fund. The Fund's current advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the administrative fees. The Fund's performance for the six-months and twelve-months ended September 30, 2007 was in the 1st quartile of the Fund's peer group and in the 2nd quartile for the twenty-four months ended September 30, 2007. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the Fund's advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Large Cap Value Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) was below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of the administrative fees. The Fund's performance for the six-months and twelve-months ended September 30, 2007 was in the 4th quartile of the Fund's peer group. The Board took into account management's discussion of the Funds' performance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the Fund's advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Micro Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the administrative fees and reimbursing a portion of the Fund's expenses. The Fund's performance for the six-months, twelve-months and twenty-four months ended September 30, 2007 was in the 4th quartile of the Fund's peer group. The Board took into account management's discussion of the Fund's performance. Based upon their review, the Trustees concluded that the Fund's performance was being addressed and that the Fund's advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Mid Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers) were above the median of its peer group. The Board noted that the Advisor was currently waiving a portion of the administrative fees. The Fund's performance for the six-months and twenty-four months ended September 30, 2007 was in the 1st quartile of the Fund's peer group and in the 2nd quartile for the twelve-months ended September 30, 2007. Based upon their review, the Trustees concluded that the Fund's performance was satisfactory and that the advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Small Cap Growth Fund. The Fund's advisory fee and total expense ratio (net of applicable expense waivers and reimbursements) was below the median and above the median, respectively, of its peer group. The Board noted that the Advisor was currently waiving a portion of its advisory fee, the administrative fees, and reimbursing a portion of the Fund's expenses. The Fund's performance for the six-months ended September 30, 2007 was in the 3rd quartile of the Fund's peer group and in the 4th quartile for the twelve-months and twenty-four months ended September 30, 2007. The Board took into account management's discussion of the Fund's performance and the plans for the Fund. Based upon their review and the fact that the Fund was scheduled for liquidation, the Trustees concluded that the Fund's performance was being addressed and that the Fund's advisory fee was reasonable in light of the high quality of services received by the Fund and the other factors considered.

Economies of Scale. The Board considered the effect of each Fund's current size and potential growth on its performance and expenses. The Board considered the effective advisory fees under the Investment Advisory Agreement as a percentage of assets at different asset levels and possible economies of scale that might be realized if the assets of each Fund increase. The Board noted that the advisory fee schedules for most of the Funds contain breakpoints that would reduce the applicable advisory fee rate on assets above specified levels as the applicable Fund's assets increased and considered the necessity of adding breakpoints with respect to the Funds that did not currently have such breakpoints in their advisory fee schedules. The Board noted that the current advisory fee for the Growth Opportunities Fund reflected such economies of scale. The Board determined that adding breakpoints at specified levels to the advisory fee schedule of each Fund that currently did not have such breakpoints was not appropriate at this time. The Board also noted that if a Fund's assets increase over time, the Fund might realize other economies of scale if assets increase proportionally more than certain other expenses. The Board also considered the fact that, under the Investment Advisory Agreement, the advisory fee payable to the Advisor by a Fund was reduced by the total sub-advisory fee(s) paid by the Advisor to the Fund's Sub-Advisor(s).

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Conclusion. In considering the renewal of the Funds' Investment Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to the various factors. The Trustees evaluated all information available to them on a Fund-by-Fund basis, and their determinations were made separately with respect to each Fund. The Board reached the following conclusions regarding the Funds' Investment Advisory Agreement with the Advisor, among others: (a) the Advisor had demonstrated that it possessed the capability and resources to perform the duties required of it under the Investment Advisory Agreement; (b) the Advisor maintains an appropriate compliance program; (c) the performance of each Fund is reasonable or satisfactory relative to the performance of funds with similar investment objectives and to relevant indices; and (d) each Fund's advisory fee is reasonable relative to those of similar funds and to the services to be provided by the Advisor. Based on their conclusions, the Trustees determined with respect to each Fund that continuation of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders.

In approving the Funds' respective Sub-Advisory Agreements, the Board considered various factors with respect to each Fund and the applicable Sub-Advisory Agreement(s), among them: (1) the nature, extent and quality of services provided to the Fund, including the personnel providing such services; (2) the Sub-Advisor's compensation; (3) a comparison of the sub-advisory fee and performance with other advisers; and (4) the terms of the Sub-Advisory Agreement. The Board's analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

Nature, Extent and Quality of Services Provided; Investment Personnel. The Board considered information provided by the Advisor regarding the services provided by each Sub-Advisor, including information presented periodically throughout the previous year. The Board noted the affiliation of the Sub-Advisor to certain of the Funds with the Advisor, noting any potential conflicts of interest. The Board also noted that, on a periodic basis, the Board meets with portfolio managers of the Sub-Advisors to discuss their respective performance and investment processes and strategies. The Board considered each Sub-Advisor's level of knowledge and investment style. The Board reviewed the experience and credentials of the applicable investment personnel who are responsible for managing the investment of portfolio securities with respect to the Funds. The Board also noted each Sub-Advisor's brokerage practices. The Board also considered each Sub-Advisor's regulatory and compliance history. The Board noted that the Advisor's compliance monitoring processes includes quarterly reviews of compliance reports and annual compliance visits to the Sub-Advisors and that compliance issues, if any, are reported to the Board.

Sub-Advisor's Compensation. The Board also took into consideration the financial condition of each Sub-Advisor and any indirect benefits derived by each Sub-Advisor and its affiliates from the Sub-Advisor's relationship with the Funds. In considering the profitability to each Sub-Advisor of its relationship with the Funds, the Board noted the undertakings of the Advisor to maintain expense limitations for certain Funds and also noted that the sub-advisory fees under the Sub-Advisory Agreements were paid by the Advisor out of the advisory fees that it receives under the Investment Advisory Agreement and in addition, with respect to the unaffiliated Sub-Advisors, are negotiated at arms-length. As a consequence, the profitability to each Sub-Advisor of its relationship with a Fund was not a substantial factor in the Board's deliberations. For similar reasons, the Board did not consider the potential economies of scale in each Sub-Advisor's management of the applicable Fund to be a substantial factor in its consideration, although the Board noted that the sub-advisory fee schedules for most of the Funds contained breakpoints that would reduce the sub-advisory fee rate on assets above specified levels if the applicable Fund's assets increased.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Sub-Advisory Fees and Fund Performance. The Board considered that each Fund pays an advisory fee to the Advisor and that, the Advisor pays the sub-advisory fee to the applicable Sub-Advisor(s). The Board considered the amount retained by the Advisor and the sub-advisory fee paid to each Sub-Advisor with respect to the various services provided by the Advisor and the Sub-Advisor. The Board also noted that the Advisor negotiated the sub-advisory fee with each of the unaffiliated Sub-Advisors at arms-length. The Board compared the sub-advisory fee(s) for each Fund with various comparative data, if available, including the median and average sub-advisory fees of each Fund's peer group, and found that each Fund's sub-advisory fee was reasonable and appropriate under the facts and circumstances.

Diversified Small Cap Growth Fund. The Fund's sub-advisory fee was below the median of its peer group. Based upon its review, the Board concluded that the Fund's sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

Growth Opportunities Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

Large Cap Core Equity Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon its review, the Board concluded that the Fund's sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

Large Cap Growth Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

Large Cap Value Fund. The Fund's sub-advisory fee was above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

Micro Cap Growth Fund. The Fund's sub-advisory fee was at the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

Mid Cap Growth Fund. The Fund's sub-advisory fees were above the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fees were reasonable in view of the high quality of services received by the Fund and the other factors considered.

Small Cap Growth Fund. The Fund's sub-advisory fee was below the median of its peer group. Based upon its review, the Board concluded that the sub-advisory fee was reasonable in view of the high quality of services received by the Fund and the other factors considered.

As noted above, the Board considered each Fund's performance during the six-months, twelve-months and twenty-four months ended September 30, 2007, as applicable, as compared to each Fund's peer group and noted that the Board reviews on a quarterly basis detailed information about each Fund's performance results, portfolio composition and investment strategies. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk adjusted performance of each Sub-Advisor. The Board was mindful of the Advisor's focus on each Sub-Advisor's performance and the Advisor's ways of addressing underperformance.

--------------------------------------------------------------------------------
Other Items (Continued)
--------------------------------------------------------------------------------

Conclusion. In considering the renewal of the applicable Sub-Advisory Agreement(s) with respect to each Fund, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee attributed different weight to the various factors. The Board reached the following conclusions regarding each Sub-Advisory Agreement, among others: (a) the Sub-Advisor was qualified to manage each Fund's assets in accordance with that Fund's investment objectives and policies; (b) the Sub-Advisor maintains an appropriate compliance program; (c) the performance of each Fund was satisfactory or reasonable relative to the performance of funds with similar investment objectives and to relevant indices; (d) each Fund's advisory fees are reasonable relative to those of similar funds and to the services to be provided by the Advisor and the Sub-Advisor; and (e) the Sub-Advisor's investment strategies are appropriate for pursuing the investment objectives of each Fund. Based on its conclusions, the Board determined that approval of the Sub-Advisory Agreement(s) with respect to each Fund was in the best interests of the respective Fund and its shareholders.

--------------------------------------------------------------------------------
Management of the Trust (Unaudited)
--------------------------------------------------------------------------------

Listed below is basic information regarding the Trustees and principal officers of the Trust. The Trust's Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request by calling 1.800.543.0407.

INTERESTED TRUSTEES(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER
                                                                                                    OF FUNDS
                                                                                                    OVERSEEN
                                                                                                    IN THE
                                 TERM OF                                                            TOUCHSTONE
NAME                 POSITION(S) OFFICE(2) AND                                                      FUND        OTHER
ADDRESS              HELD WITH   LENGTH OF        PRINCIPAL OCCUPATION(S)                           COMPLEX     DIRECTORSHIPS
AGE                  TRUST       TIME SERVED      DURING PAST 5 YEARS                               (3)         HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Jill T. McGruder     Trustee     Until            Senior Vice President of The Western and              47      Director of
Touchstone           and         retirement at    Southern Life Insurance Company; President and                LaRosa's (a
Advisors, Inc        President   age 75 or        a director of IFS Financial Services, Inc. (a                 restaurant
303 Broadway                     until she        holding company); Director of Capital Analysts                chain).
Cincinnati, OH                   resigns or is    Incorporated (an investment advisor and
Year of Birth:                   removed          broker-dealer), Integrated Investment Services,
1955                             Trustee since    Inc. until April 2007 (the Trust's former
                                 1999             administrator, accounting and transfer agent),
                                                  IFS Fund Distributors, Inc. (a broker-dealer),
                                                  Touchstone Advisors, Inc. (the Trust's
                                                  investment advisor) and Touchstone Securities,
                                                  Inc. (the Trust's distributor); President and a
                                                  director of IFS Agency Services, Inc. (an
                                                  insurance agency), W&S Financial Group
                                                  Distributors, Inc. (an annuity distributor) and
                                                  IFS Systems, Inc.; Senior Vice President and a
                                                  director of W&S Brokerage Services, Inc. (a
                                                  broker-dealer); Director, President and Chief
                                                  Executive Officer of Integrity Life Insurance
                                                  Company and National Integrity Life Insurance
                                                  Company; President of Touchstone Tax-Free
                                                  Trust, Touchstone Investment Trust, Touchstone
                                                  Variable Series Trust, Touchstone Strategic
                                                  Trust, Touchstone Funds Group Trust and
                                                  Touchstone Institutional Funds Trust; President
                                                  of Touchstone Advisors, Inc., and Touchstone
                                                  Securities, Inc. until 2004.
------------------------------------------------------------------------------------------------------------------------------------
John F. Barrett      Trustee     Until            Chairman of the Board, President and Chief            47      Director of The
The Western and                  retirement at    Executive Officer of The Western and Southern                 Andersons (an
Southern Life                    age 75 or        Life Insurance Company, Western- Southern Life                agribusiness and
Insurance Company                until he         Assurance Company and Western & Southern                      retailing
400 Broadway                     resigns or is    Financial Group, Inc.; Director and Chairman of               company);
Cincinnati, OH                   removed          Columbus Life Insurance Company; Fort                         Convergys
Year of Birth:                   Trustee since    Washington Investment Advisors, Inc., Integrity               Corporation (a
1949                             2002             Life Insurance Company and National Integrity                 provider of
                                                  Life Insurance Company; Director of Eagle                     business support
                                                  Realty Group, Inc., Eagle Realty Investments,                 systems and
                                                  Inc. and Integrated Investment Services, Inc.                 customer care
                                                  (until April 2007); Director, Chairman and CEO                operations) and
                                                  of WestAd, Inc.; President and Trustee of                     Fifth Third
                                                  Western & Southern Financial Fund, Inc.                       Bancorp.
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES:
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER
                                                                                                    OF FUNDS
                                                                                                    OVERSEEN
                                                                                                    IN THE
                                 TERM OF                                                            TOUCHSTONE
 NAME                POSITION(S) OFFICE(2) AND                                                      FUND        OTHER
 ADDRESS             HELD WITH   LENGTH OF        PRINCIPAL OCCUPATION(S)                           COMPLEX     DIRECTORSHIPS
 AGE                 TRUST       TIME SERVED      DURING PAST 5 YEARS                               (3)         HELD(4)
------------------------------------------------------------------------------------------------------------------------------------
Phillip R. Cox       Trustee     Until            President and Chief Executive Officer of Cox          47      Director of the
303 Broadway                     retirement at    Financial Corp. (a financial services company).               Federal Reserve
Cincinnati, OH                   age 75 or                                                                      Bank of
Year of Birth: 1947              until he                                                                       Cleveland and
                                 resigns or is                                                                  Duke Energy (a
                                 removed                                                                        utility
                                 Trustee since                                                                  company);
                                 1994                                                                           Chairman of The
                                                                                                                Cincinnati Bell
                                                                                                                Telephone
                                                                                                                Company LLC;
                                                                                                                Director of The
                                                                                                                Timken Company
                                                                                                                (a manufacturer
                                                                                                                of bearings,
                                                                                                                alloy steels and
                                                                                                                related products
                                                                                                                and services);
                                                                                                                Director of
                                                                                                                Diebold,
                                                                                                                Incorporated (a
                                                                                                                provider of
                                                                                                                integrated
                                                                                                                self-service
                                                                                                                delivery and
                                                                                                                security
                                                                                                                systems).
------------------------------------------------------------------------------------------------------------------------------------
H. Jerome Lerner     Trustee     Until            Principal of HJL Enterprises (a privately held        47      None
303 Broadway                     retirement at    investment company).
Cincinnati, OH                   age 75 or
Year of Birth: 1938              until he
                                 resigns or is
                                 removed
                                 Trustee since
                                 1999
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Siekmann   Trustee     Until            Executive for Duro Bag Manufacturing Co. (a bag       47      Trustee of
303 Broadway                     retirement at    manufacturer); President of Shor Foundation for               Jewish Hospital,
Cincinnati, OH                   age 75 or        Epilepsy Research (a charitable foundation);                  Greater
Year of Birth: 1938              until he         Trustee of Riverfront Funds (mutual funds) from               Cincinnati Arts
                                 resigns or is    1999 - 2004.                                                  & Education
                                 removed                                                                        Center and
                                 Trustee since                                                                  Cincinnati Arts
                                 2005                                                                           Association
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

INDEPENDENT TRUSTEES (CONTINUED):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    NUMBER
                                                                                                    OF FUNDS
                                                                                                    OVERSEEN
                                                                                                    IN THE
                                 TERM OF                                                            TOUCHSTONE
 NAME                POSITION(S) OFFICE(2) AND                                                      FUND        OTHER
 ADDRESS             HELD WITH   LENGTH OF        PRINCIPAL OCCUPATION(S)                           COMPLEX     DIRECTORSHIPS
 AGE                 TRUST       TIME SERVED      DURING PAST 5 YEARS                               (3)         HELD (4)
------------------------------------------------------------------------------------------------------------------------------------
Robert E.            Trustee     Until            Retired Partner of KPMG LLP (a certified public       47      Trustee of
Stautberg                        retirement       accounting firm). Vice President of St. Xavier                Tri-
303 Broadway                     at age 75        High School.                                                  Health
Cincinnati, OH                   or until he                                                                    Physician
Year of Birth:                   resigns or                                                                     Enterprise
1934                             is removed                                                                     Corporation.
                                 Trustee
                                 since 1994
------------------------------------------------------------------------------------------------------------------------------------
John P. Zanotti      Trustee     Until            CEO, Chairman and Director of Avaton, Inc. (a              47      None
303 Broadway                     retirement       wireless entertainment company). President of
Cincinnati, OH                   at age 75        Cincinnati Biomedical (a life science and
Year of Birth:                   or until he      economic development company) from July 2003
1948                             resigns or       until 2005.  CEO, Chairman and Director of
                                 is removed       Astrum Digital Information (an information
                                 Trustee          monitoring company) from 2000 until 2001;
                                 since 2002       President of Great American Life Insurance
                                                  Company from 1999 until 2000.
------------------------------------------------------------------------------------------------------------------------------------

(1) Ms. McGruder, as a director of Touchstone Advisors, Inc., the Trust's investment advisor, and Touchstone Securities, Inc., the Trust's distributor and an officer of affiliates of the advisor and distributor, is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act. Mr. Barrett, as President and Chairman of The Western and Southern Life Insurance Company and Western-Southern Life Assurance Company, parent companies of Touchstone Advisors, Inc. and Touchstone Securities, Inc., Chairman of Fort Washington Investment Advisors, Inc., a Trust sub-advisor and an officer of other affiliates of the advisor and distributor is an "interested person" of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

(2) Each Trustee is elected to serve until the age of 75 or until he or she sooner resigns or is removed.

(3) The Touchstone Fund Complex consists of 7 series of the Trust, 12 series of Touchstone Funds Group Trust, 4 series of Touchstone Institutional Funds Trust, 5 series of Touchstone Investment Trust, 4 series of Touchstone Tax-Free Trust, and 15 variable annuity series of Touchstone Variable Series Trust.

(4) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

--------------------------------------------------------------------------------
Management of the Trust (Continued)
--------------------------------------------------------------------------------

PRINCIPAL OFFICERS(1):
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                           NUMBER
                                                                                                           OF FUNDS
                                                                                                           OVERSEEN
                                                                                                           IN THE
                                       TERM OF                                                             TOUCHSTONE
 NAME                     POSITION(S)  OFFICE AND                                                          FUND        OTHER
 ADDRESS                  HELD WITH    LENGTH OF         PRINCIPAL OCCUPATION(S)                           COMPLEX     DIRECTORSHIPS
 AGE                      TRUST        TIME SERVED       DURING PAST 5 YEARS                               (2)         HELD
------------------------------------------------------------------------------------------------------------------------------------
 Jill T. McGruder         President    Until             See biography above.                                  47      See
 Touchstone               and Trustee  resignation,                                                                    biography
 Advisors, Inc.                        removal or                                                                      above.
 303 Broadway                          disqualification
 Cincinnati, OH                        President
 Year of Birth: 1955                   since 2004;
                                       President
                                       from 2000-2002
------------------------------------------------------------------------------------------------------------------------------------
 Brian E. Hirsch          Vice         Until             Senior Vice President-Compliance of IFS               47      None
 Touchstone Advisors,     President    resignation,      Financial Services, Inc., Director of Compliance
 Inc.                     and Chief    removal or        of W&S Brokerage Services, Inc.; Chief
 303 Broadway             Compliance   disqualification  Compliance Officer of Puglisi & Co. from 2001
 Cincinnati, OH           Officer      Vice              until 2002.
 Year of Birth: 1956                   President
                                       since 2003
------------------------------------------------------------------------------------------------------------------------------------
 James H. Grifo           Vice         Until             President of Touchstone Securities, Inc. and          47      None
 Touchstone Securities,   President    resignation,      Touchstone Advisors, Inc.; Managing Director,
 Inc.                                  removal or        Deutsche Asset Management until 2001.
 303 Broadway                          disqualification
 Cincinnati, OH                        Vice
 Year of Birth: 1951                   President
                                       since 2004
------------------------------------------------------------------------------------------------------------------------------------
 William A. Dent          Vice         Until             Senior Vice President of Touchstone Advisors,         47      None
 Touchstone Advisors,     President    resignation,      Inc.; Marketing Director of Promontory
 Inc.                                  removal or        Interfinancial Network from 2002-2003; Senior
 303 Broadway                          disqualification  Vice President of McDonald Investments from 1998
 Cincinnati, OH                        Vice              - 2001.
 Year of Birth: 1963                   President
                                       since 2004
------------------------------------------------------------------------------------------------------------------------------------
 Terrie A. Wiedenheft     Controller   Until             Senior Vice President, Chief Financial Officer        47      None
 Touchstone Advisors,     and          resignation,      and Treasurer of Integrated Investment Services,
 Inc.                     Treasurer    removal or        Inc. (until April 2007), IFS Fund Distributors,
 303 Broadway                          disqualification  Inc. and W&S Brokerage Services, Inc.; Chief
 Cincinnati, OH                        Controller        Financial Officer of IFS Financial Services,
 Year of Birth: 1962                   since 2000        Inc., Touchstone Advisors, Inc. and Touchstone
                                       Treasurer         Securities, Inc. and Assistant Treasurer of Fort
                                       since 2003        Washington Investment Advisors, Inc.
------------------------------------------------------------------------------------------------------------------------------------
 Jay S. Fitton            Secretary    Until             Assistant Vice President and Senior Counsel of        47      None
 JPMorgan                              resignation,      JPMorgan; Director and Senior Counsel of
 303 Broadway                          removal or        Integrated Investment Services, Inc. and IFS
 Cincinnati, OH                        disqualification  Fund Distributors, Inc. until April 2007.
 Year of Birth: 1970                   Secretary
                                       since 2006
------------------------------------------------------------------------------------------------------------------------------------

(1) Each Trustee is also a Trustee of Touchstone Funds Group Trust, Touchstone Institutional Funds Trust, Touchstone Investment Trust, Touchstone Tax-Free Trust, and Touchstone Variable Series Trust.

(2) The Touchstone Fund Complex consists of 7 series of the Trust, 12 series of Touchstone Funds Group Trust, 4 series of Touchstone Institutional Funds Trust, 5 series of Touchstone Investment Trust, 4 series of Touchstone Tax-Free Trust, and 15 variable annuity series of Touchstone Variable Series Trust.

                       This page intentionally left blank.

--------------------------------------------------------------------------------




--------------------------------------------------------------------------------

TOUCHSTONE INVESTMENTS

DISTRIBUTOR
Touchstone Securities, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203
800.638.8194
www.touchstoneinvestments.com

INVESTMENT ADVISOR
Touchstone Advisors, Inc.*
303 Broadway
Cincinnati, Ohio 45202-4203

TRANSFER AGENT
JPMorgan Chase Bank, N.A.
P.O. Box 5354
Cincinnati, Ohio 45201-5354

SHAREHOLDER SERVICE
800.543.0407

* A Member of Western & Southern Financial Group(R)

--------------------------------------------------------------------------------
[LOGO] Touchstone(R)
       Investments

       303 Broadway, Suite 1100
       Cincinnati, OH  45202-4203

                                                              TSF-54-TST-AR-0803

ITEM 2. CODE OF ETHICS.

At the end of the period covered by this report, the registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. Mr. Robert Stautberg is the registrant's audit committee financial expert and is an independent trustee within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees. Audit fees totaled approximately $93,100 for the March 31, 2008 fiscal year and approximately $102,400 for the March 31, 2007 fiscal year, including fees associated with the annual audit and filings of the registrant's Form N-1A and Form N-SAR.

(b) Audit-Related Fees. Audit-Related fees totaled $123,000 for the March 31, 2008 fiscal year and $114,900 for the March 31, 2007 fiscal year and consisted of the SAS 70 internal control reviews of the registrant's fund accountant and transfer agent. Of the amounts listed above, $7,000 in 2008 and $5,500 in 2007 were related to post-audit review procedures, review of N-14 filing and pro-forma financial statements and issuance of our consent in connection with the mergers of the Small Cap Growth Fund into the Diversified Small Cap Growth Fund in fiscal 2008 and the Value Plus Fund into the Large Cap Core Equity Fund in fiscal 2007.

(c) Tax Fees. Tax fees totaled approximately $34,400 for the March 31, 2008 fiscal year and approximately $33,200 for the March 31, 2007 fiscal year and consisted of fees for tax compliance services and tax consultation services.

(d) All Other Fees. There were no other fees for the March 31, 2008 or March 31, 2007 fiscal years.

(e) (1) Audit Committee Pre-Approval Policies. The Audit Committee's pre-approval policies describe the types of audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. The pre-approval policies provide that annual audit service fees, tax services not specifically granted pre-approval, services exceeding pre-approved cost levels and other services that have not received general pre-approval will be subject to specific pre-approval by the Audit Committee. The pre-approval policies further provide that the Committee may grant general pre-approval to other audit services (statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings), audit-related services (accounting consultations related to accounting, financial reporting or disclosure matters not classified as "audit services," assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities, agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters and assistance with internal control reporting requirements under Form N-SAR and Form N-CSR), tax services that have historically been provided by the auditor that the Committee believes would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence and permissible non-audit services classified as "all other services" that are routine and recurring services.

(e)(2) All services described in paragraphs (b) through (d) of Item 4 were approved by the Audit Committee.

(f) Not applicable

(g) The aggregate non-audit fees for services to the registrant, its investment adviser (excluding sub-advisors) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were approximately $179,400 for the fiscal year ended March 31, 2008 and $260,900 for the fiscal year ended March 31, 2007.

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. SCHEDULE OF INVESTMENTS.

The Schedule of Investments in securities of unaffiliated issuers is included in the Annual Report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes have been made to the procedures by which shareholders may recommend nominees to its Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) the registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM  12. EXHIBITS.

(a)(1) The Code of Ethics for Senior Financial Officers was filed on March 9, 2004 with registrant's N-CSR for the Large Cap Growth Fund and is hereby incorporated by reference.

(a)(2) Certifications required by Item 12(a)(2) of Form N-CSR are filed herewith.

(b) Certification required by Item 11(b) of Form N-CSR is filed herewith.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Touchstone Strategic Trust
             -------------------------------------------------------------------

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  May 30, 2008

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Jill T. McGruder
--------------------------------------------------------------------------------
Jill T. McGruder
President

Date:  May 30, 2008

/s/ Terrie A. Wiedenheft
--------------------------------------------------------------------------------
Terrie A. Wiedenheft
Controller & Treasurer

Date:  May 30, 2008